UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06279

Harris Associates Investment Trust
(Exact name of registrant as specified in charter)

Two North La Salle Street, Suite 500 Chicago, Illinois			60602-3790
(Address of principal executive offices)			(Zip code)

Kristi L. Rowsell Harris Associates L.P. Two North La Salle Street, #500 Chicago, Illinois 60602		Paulita A. Pike K&L Gates LLP Three First National Plaza, #3100 Chicago, Illinois 60602
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 621-0600

Date of fiscal year end:	9/30/14

Date of reporting period:	3/31/14

Item 1. Reports to Shareholders.

THE OAKMARK FUNDS

SEMI-ANNUAL REPORT | MARCH 31, 2014

OAKMARK FUND

OAKMARK SELECT FUND

OAKMARK EQUITY AND INCOME FUND

OAKMARK GLOBAL FUND

OAKMARK GLOBAL SELECT FUND

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

The Oakmark Funds

2014 Semi-Annual Report

TABLE OF CONTENTS

President's Letter	1
Fund Expenses	3
Oakmark Fund
Summary Information	4
Portfolio Manager Commentary	5
Schedule of Investments	6
Oakmark Select Fund
Summary Information	8
Portfolio Manager Commentary	9
Schedule of Investments	10
Oakmark Equity and Income Fund
Summary Information	12
Portfolio Manager Commentary	13
Schedule of Investments	15
Oakmark Global Fund
Summary Information	20
Portfolio Manager Commentary	21
Schedule of Investments	23
Oakmark Global Select Fund
Summary Information	26
Portfolio Manager Commentary	27
Schedule of Investments	28
Oakmark International Fund
Summary Information	30
Portfolio Manager Commentary	31
Schedule of Investments	32
Oakmark International Small Cap Fund
Summary Information	36
Portfolio Manager Commentary	37
Schedule of Investments	38
Financial Statements
Statements of Assets and Liabilities	40
Statements of Operations	42
Statements of Changes in Net Assets	44
Notes to Financial Statements	51
Financial Highlights	65
Disclosure Regarding Investment Advisory Contract Approval	72
Disclosures and Endnotes	75
Trustees and Officers	76

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe",

"plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

THE OAKMARK FUNDS

The Oakmark Funds  March 31, 2014

President's Letter

Dear Fellow Shareholders,

The markets provided modest positive returns to shareholders during the first quarter of 2014. It is nice to see that investors reacted with relative calm to geopolitical events this quarter, showing a notable resiliency compared to recent years. The U.S. economy is growing moderately, as are corporate earnings, and unemployment levels are slowly continuing to fall. Communications from our new Federal Reserve Chairman reflect a commitment to keeping interest rates low while executing a gentle retreat in quantitative easing. Investors appear more confident that equities are the best asset class for delivering long-term returns.

High Frequency Trading Debate

Michael Lewis published a book last week called Flash Boys that is attracting much media attention to high-frequency trading ("HFT") in the stock markets. It is fascinating to see the spotlight return to this topic. One will recall that the Securities and Exchange Commission spent considerable time researching whether and how the "flash crash" of 2010 was affected by HFT. Computer-based trading and technology failures severely hurt Knight Capital and, separately, the Facebook IPO in the summer of 2012, prompting another discussion of how to manage the vulnerabilities introduced by the speed and capacity of computerized trading. Now, Michael Lewis describes how fast data feeds and special exchange order types have enabled HFT computers to execute trades in microseconds and get ahead of other market participants. The debates between certain exchange participants and Mr. Lewis are becoming highly charged but, indeed, informative. We think it is good that discussions about these issues are putting the spotlight on market health and functionality.

Over the years the traders at Harris Associates have worked diligently to navigate a technologically advanced landscape of broker algorithms, liquidity sources and evolving market structure. The tools they have cultivated assist us in accessing the additional liquidity in electronic markets without revealing too much about the nature of our trades. We think the customizations we've implemented, including using price limits and minimum fill quantities, as well as accessing dark pools and block trading venues, have helped reduce our exposure to predatory HFT strategies. We regularly review broker algorithms, order routing data and venue performance so that we can constantly adjust and improve how our orders are handled. Although we can never be perfectly insulated from HFT exposure, our practices appear to help. We believe our trading costs compare favorably to other investment managers. In fact, in December 2013, Institutional Investor's Transaction Cost Analysis survey1 ranked Harris Associates sixth overall in the Elkins/McSherry universe of asset management firms for exhibiting trading costs below market averages.

We welcome the chance for market participants to gain a better understanding and to have access to more transparency regarding trading behavior. However, let's remember two important elements of context—one applicable to all investors and one especially to Oakmark shareholders. All investors have benefited from the narrower spreads and enormous drop in commissions that markets have seen over the past decade. Trading commissions that once cost seven to ten cents per share—or more—can now be as low as fractions of a penny. The proliferation of algorithmic trading models and dozens of alternative trading venues has made trade execution hugely competitive, delivering benefits to all who own stocks. For shareholders in The Oakmark Funds, note that we are not

oakmark.com 1

The Oakmark Funds   March 31, 2014

President's Letter (continued)

actively trading in and out of stocks in your portfolios. Our portfolio turnover is relatively low, implying that we typically hold securities for years at a time. Further, our interest in a company's stock is not driven by trading dynamics. We look for stocks trading at a substantial discount to our estimate of intrinsic value. Our focus on identifying a stock's true economic value and our willingness to patiently own it until that value is realized means that the penny-perfect purchase or sale price does not contribute meaningfully to the total return of the stock for our shareholders. We do, however, eagerly follow all developments in the trading arena, such as broker behavior and technological tools. This is part of good stewardship of shareholder assets. But in our view, market phenomena such as HFT are unlikely to contribute to or detract meaningfully from our success.

Lipper Awards for 2014*

In March, Lipper awarded The Oakmark Funds the "Best Equity Large Fund Group" for 2014. We are pleased to be recognized for our achievements amongst the competitive landscape represented by our peers. Also, The Oakmark Global Fund was recognized by Lipper for excellence in its category for the ten-year period.

We are grateful to receive industry accolades and are even more thankful for your continued trust in The Oakmark Funds. Please email us with your questions and comments at ContactOakmark@Oakmark.com.

*  The Oakmark Family of Funds was named Lipper's Best Equity Large Fund Group, an award designed to recognize fund families with strong track records across all of their funds. Oakmark was ranked first out of 46 eligible fund groups due to the performance of all seven of its underlying funds. Each fund group must have at least three funds in Lipper's general U.S.-stock category, one world (global and international), one mixed-asset/balanced (stocks and bonds), two taxable bond and one tax-exempt bond fund. Eligibility requires that the fund group have at least five U.S. fund portfolios and each have at least 36 months of performance history ending at November of the evaluation year. Lipper's Large Fund Group classification is comprised of fund managers with assets under management of $50.7 billion or more as of 11/30/13.

  The Oakmark Global Fund won an award in Lipper's Global Multi-Cap Core Funds category for the 10-year period. The Oakmark Global Fund, managed by Clyde McGregor and Rob Taylor, follows Harris Associates' value-oriented process to find opportunities across the globe. The fund was recognized for its consistent, risk-adjusted performance over the long term.

  The Lipper Fund Awards are presented annually by Lipper, a mutual fund rating and research firm, to honor funds that it believes have excelled in providing superior performance relative to peers around the world. The awards are part of the broader Thomson Reuters Awards for Excellence program. More information about the Lipper Fund Awards is available at http://excellence.thomsonreuters.com/award/lipper.

2 THE OAKMARK FUNDS

Fund Expenses (Unaudited)

A shareholder of each Fund incurs ongoing costs, including investment advisory fees, transfer agent fees and other Fund expenses. The examples below are intended to help shareholders understand the ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds.

The following table provides information about actual account values and actual Fund expenses as well as hypothetical account values and hypothetical fund expenses for shares of each Fund.

ACTUAL EXPENSES

The following table shows the expenses a shareholder would have paid on a $1,000 investment in each Fund from October 1, 2013 to March 31, 2014, as well as how much a $1,000 investment would be worth at the close of the period, assuming actual Fund returns and expenses. A shareholder can estimate expenses incurred for the period by dividing the account value at March 31, 2014, by $1,000 and multiplying the result by the number in the "Actual—Expenses Paid During Period" column shown below.

Shares of Oakmark International Small Cap Fund, invested for 90 days or less, may be charged a 2% redemption fee upon redemption. Please consult the Funds' prospectus at oakmark.com for more information.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The following table provides information about hypothetical account values and hypothetical expenses for shares of each Fund based on actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or actual expenses shareholders paid for the period. Shareholders may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the "Hypothetical—Expenses Paid During Period" column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transaction costs were included, the total costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (10/1/13)	Ending Account Value (3/31/14)	Expenses Paid During Period*	Ending Account Value (3/31/14)	Expenses Paid During Period*	Annualized Expense Ratio
Oakmark Fund
Class I	$1,000.00	$1,141.20	$4.75	$1,020.49	$4.48	0.89%
Class II	$1,000.00	$1,139.30	$6.51	$1,018.85	$6.14	1.22%
Oakmark Select Fund
Class I	$1,000.00	$1,174.60	$5.31	$1,020.04	$4.94	0.98%
Class II	$1,000.00	$1,172.60	$6.93	$1,018.55	$6.44	1.28%
Oakmark Equity and Income Fund
Class I	$1,000.00	$1,090.10	$3.96	$1,021.14	$3.83	0.76%
Class II	$1,000.00	$1,088.20	$5.57	$1,019.60	$5.39	1.07%
Oakmark Global Fund
Class I	$1,000.00	$1,078.30	$5.80	$1,019.35	$5.64	1.12%
Class II	$1,000.00	$1,076.40	$7.45	$1,017.75	$7.24	1.44%
Oakmark Global Select Fund
Class I	$1,000.00	$1,093.70	$5.90	$1,019.30	$5.69	1.13%
Oakmark International Fund
Class I	$1,000.00	$1,054.00	$4.92	$1,020.14	$4.84	0.96%
Class II	$1,000.00	$1,052.00	$6.70	$1,018.40	$6.59	1.31%
Oakmark International Small Cap Fund
Class I	$1,000.00	$1,055.70	$6.77	$1,018.35	$6.64	1.32%
Class II	$1,000.00	$1,053.80	$8.14	$1,017.00	$8.00	1.59%

*  Expenses for each share class is equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year divided by 365 (to reflect one-half year period)

oakmark.com 3

Oakmark Fund  March 31, 2014

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/05/91 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/14)[3]
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (08/05/91)
Oakmark Fund (Class I)	2.31%	28.18%	18.05%	25.46%	8.90%	13.31%
S&P 500 Index	1.81%	21.86%	14.66%	21.16%	7.42%	9.45%
Dow Jones Industrial Average[4]	-0.15%	15.66%	13.05%	19.85%	7.47%	10.40%
Lipper Large Cap Value Funds Index[5]	2.30%	22.52%	13.44%	19.85%	6.83%	8.97%

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past Performance is no guarantee of future results. Performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Bank of America Corp.	3.1
Oracle Corp.	2.2
Capital One Financial Corp.	2.2
Apache Corp.	2.1
DIRECTV	2.1
UnitedHealth Group, Inc.	2.1
Medtronic, Inc.	2.1
TE Connectivity, Ltd.	2.1
FedEx Corp.	2.1
American International Group, Inc.	2.1
SECTOR ALLOCATION	% of Net Assets
Financials	23.6
Information Technology	20.0
Consumer Discretionary	15.9
Industrials	10.0
Energy	8.9
Health Care	7.9
Consumer Staples	6.4
Short-Term Investments and Other	7.3
FUND STATISTICS
Ticker	OAKMX
Inception	08/05/91
Number of Equity Holdings	59
Net Assets	$13.3 billion
Benchmark	S&P 500 Index
Weighted Average Market Cap	$99.9 billion
Median Market Cap	$50.6 billion
Portfolio Turnover (for the 6-months ended 03/31/14)	4%
Expense Ratio - Class I (as of 09/30/13)	0.95%

4 THE OAKMARK FUNDS

Oakmark Fund  March 31, 2014

Portfolio Manager Commentary

The Oakmark Fund increased 2% in the first quarter, fractionally exceeding the S&P 5002 gain, which also rounded to 2%. For the first half of our fiscal year Oakmark Fund was up 14%, compared to 13% for the S&P 500. Additionally, the Fund ended the quarter at an all-time high price. Because our goal is to increase the capital of our shareholders, we are always pleased to report new highs.

After such a strong year for equities in 2013, we are not surprised to see returns moderate as we move into 2014. Stocks certainly aren't as cheap as they were a year ago, but we are still finding attractive companies to add to the portfolio. At Oakmark, we're big fans of the Chicago Blackhawks, so as we approach playoff time, we start to think about some of the best hockey clichés. One of our favorites is, "a two-goal lead is the worst lead in hockey." While we are amused by the fragile logic of this statement, we appreciate the simple message that in a fast-paced, competitive environment, you can't sit on a lead. At Oakmark, we have an amazing team of research analysts who have remained diligent in uncovering attractive investment opportunities. As you will see below, we added four companies to the portfolio during the first quarter that we think are high-quality and attractively priced.

The best performing stock in the quarter was Forest Labs, up 54%. Forest has been an incredibly successful investment for the Oakmark Fund, and we offer our congratulations to the company's board and management team for maximizing per-share value for shareholders. It has only been one year since we first wrote about our purchase of Forest Labs, and since then, the share price has increased 149%. Please refer to the Oakmark Select commentary for a more detailed description of our tax-efficient sale strategy for Forest. Another top performer was our largest position, Bank of America. We still think the financial services sector is attractively valued, and with Bank of America, we are pleased to see investors recognize better visibility of higher future earnings and an enhanced capacity to return excess capital to shareholders. Our worst performer was General Motors, down 15%, due to what we believe was the market's overreaction to GM's handling of a recent product recall. We eliminated our position in Merck as the shares appreciated to our estimate of fair value.

Citigroup Inc. (C-$48)

Like its universal bank peers, we think Citigroup is significantly undervalued relative to its normalized earnings power. Unlike its peers, however, it has two hidden sources of value, neither of which is reflected in GAAP earnings: a deferred tax asset and a larger base of excess capital that is growing at a rapid rate. We have long admired Citigroup's global franchise and its growth potential. One of Citigroup's key competitive advantages is its unique global reach. Citigroup has more than twice as many country banking licenses and direct local payment network connections as its closest competitor. As a result, we think

Citigroup is uniquely positioned to offer corporate clients more visibility into their asset, liability and currency exposures, but requires fewer resources to manage the relationship. We would be remiss not to mention Citigroup's recent Fed stress test results. Although the qualitative results were disappointing, its quantitative stress test results confirm our analysis that the company has significantly more excess capital than its peers. We expect this capital to eventually benefit shareholders either through capital return or smart balance sheet growth.

Diageo PLC (DEO-$125)

Diageo is the world's largest spirits manufacturer. Diageo has a portfolio of spirits brands that is among the best in the industry, including a leading scotch franchise that is nearly impossible to replicate. These strong brands are supported by the company's global scale, which allows for meaningful efficiencies in manufacturing, distribution and marketing. As a result of these advantages, we believe Diageo will maintain its excellent competitive position. At the same time, revenues have grown consistently for years due to a combination of pricing power and emerging markets exposure, and this growth should continue for the foreseeable future. We believe this well-managed company is selling at a large discount to intrinsic value. Further, Diageo has a dividend yield of 2.5%.

General Mills, Inc. (GIS-$52)

We believe General Mills is a high quality, well-managed packaged foods company with exposure to fast-growing product categories. The company has an impressive track record of stable earnings growth, and it has consistently returned most of its strong free cash flow to shareholders in the form of share repurchases and dividends. We think revenue and margins will continue to grow, primarily driven by its international business. The company has an attractive global cereal joint venture with Nestle, which often gets overlooked by investors. With consistent profit growth and a shrinking share base, we like its prospects for per-share value growth. In addition, General Mills has a dividend yield of 3.2%.

Sanofi (SNY-$52)

Sanofi is a pharmaceutical company with a good mix of durable businesses with strong growth characteristics. The company has a strong franchise in diabetes treatments, maintaining dominant market share in this rapidly growing category. Sanofi is a leading player in emerging markets, where sales growth rates are twice that of the overall pharmaceutical market. Sanofi is also a leader in vaccines, and they have a strong footprint in over-the-counter products. We think that margins and profitability should improve as the company leverages fixed R&D spending and enforces good cost controls. The company's balance sheet has more cash than debt, and the shares sell at a substantial discount to our estimate of intrinsic value. Moreover, Sanofi has a dividend yield of 3.7%.

oakmark.com 5

Oakmark Fund  March 31, 2014 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
C0OMMON STOCKS - 93.8%
FINANCIALS - 23.6%
DIVERSIFIED FINANCIALS - 8.7%
Capital One Financial Corp. Consumer Finance	3,753	$289,566
Franklin Resources, Inc. Asset Management & Custody Banks	5,040	273,067
State Street Corp. Asset Management & Custody Banks	3,000	208,650
The Goldman Sachs Group, Inc. Investment Banking & Brokerage	1,213	198,750
Bank of New York Mellon Corp. Asset Management & Custody Banks	5,560	196,200
		1,166,233
BANKS - 8.2%
Bank of America Corp. Diversified Banks	23,950	411,940
JPMorgan Chase & Co. Diversified Banks	4,495	272,891
Wells Fargo & Co. Diversified Banks	4,820	239,747
Citigroup, Inc. Diversified Banks	3,600	171,360
		1,095,938
INSURANCE - 6.7%
American International Group, Inc. Multi-line Insurance	5,495	274,805
Aon PLC (b) Insurance Brokers	2,500	210,700
Principal Financial Group, Inc. Life & Health Insurance	4,429	203,704
Aflac, Inc. Life & Health Insurance	3,210	202,358
		891,567
		3,153,738
INFORMATION TECHNOLOGY - 20.0%
SOFTWARE & SERVICES - 9.5%
Oracle Corp. Systems Software	7,330	299,870
Microsoft Corp. Systems Software	5,920	242,661
MasterCard, Inc., Class A Data Processing & Outsourced Services	3,130	233,811
Google, Inc., Class A (a) Internet Software & Services	196	218,444
Visa, Inc., Class A Data Processing & Outsourced Services	740	159,736
Automatic Data Processing, Inc. Data Processing & Outsourced Services	1,430	110,482
		1,265,004
	Shares	Value
TECHNOLOGY HARDWARE & EQUIPMENT - 5.5%
TE Connectivity, Ltd. (b) Electronic Manufacturing Services	4,686	$282,122
QUALCOMM, Inc. Communications Equipment	3,050	240,523
Apple, Inc. Technology Hardware, Storage & Peripherals	401	215,233
		737,878
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.0%
Intel Corp. Semiconductors	10,050	259,391
Texas Instruments, Inc. Semiconductors	5,465	257,675
Applied Materials, Inc. Semiconductor Equipment	7,160	146,207
		663,273
		2,666,155
CONSUMER DISCRETIONARY - 15.9%
MEDIA - 5.3%
DIRECTV (a) Cable & Satellite	3,739	285,746
Omnicom Group, Inc. Advertising	3,171	230,233
Comcast Corp., Class A Cable & Satellite	3,940	192,115
		708,094
RETAILING - 4.5%
Liberty Interactive Corp., Class A (a) Catalog Retail	8,570	247,406
The Home Depot, Inc. Home Improvement Retail	2,957	233,948
Kohl's Corp. Department Stores	2,042	115,980
		597,334
AUTOMOBILES & COMPONENTS - 4.3%
Delphi Automotive PLC (b) Auto Parts & Equipment	3,984	270,354
General Motors Co. Automobile Manufacturers	6,800	234,056
Harley-Davidson, Inc. Motorcycle Manufacturers	1,102	73,404
		577,814
CONSUMER SERVICES - 1.8%
McDonald's Corp. Restaurants	2,389	234,194
		2,117,436

See accompanying Notes to Financial Statements.

6 THE OAKMARK FUNDS

Oakmark Fund  March 31, 2014 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 93.8% (continued)
INDUSTRIALS - 10.0%
CAPITAL GOODS - 6.7%
Illinois Tool Works, Inc. Industrial Machinery	3,060	$248,870
Parker Hannifin Corp. Industrial Machinery	1,875	224,456
3M Co. Industrial Conglomerates	1,643	222,890
Cummins, Inc. Construction Machinery & Heavy Trucks	1,380	205,606
		901,822
TRANSPORTATION - 3.3%
FedEx Corp. Air Freight & Logistics	2,100	278,376
Union Pacific Corp. Railroads	850	159,511
		437,887
		1,339,709
HEALTH CARE - 9.0%
HEALTH CARE EQUIPMENT & SERVICES - 6.6%
UnitedHealth Group, Inc. Managed Health Care	3,460	283,686
Medtronic, Inc. Health Care Equipment	4,585	282,161
Covidien PLC (b) Health Care Equipment	2,708	199,471
Baxter International, Inc. Health Care Equipment	1,623	119,420
		884,738
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 2.4%
Forest Laboratories, Inc. (a) Pharmaceuticals	1,950	$179,927
Sanofi (c) Pharmaceuticals	2,600	135,928
		315,855
		1,200,593
ENERGY - 8.9%
Apache Corp. Oil & Gas Exploration & Production	3,450	286,177
Halliburton Co. Oil & Gas Equipment & Services	3,950	232,615
Exxon Mobil Corp. Integrated Oil & Gas	2,167	211,673
National Oilwell Varco, Inc. Oil & Gas Equipment & Services	2,700	210,249
Devon Energy Corp. Oil & Gas Exploration & Production	2,002	133,994
Cenovus Energy, Inc. (b) Integrated Oil & Gas	3,930	113,813
		1,188,521
	Shares	Value
CONSUMER STAPLES - 6.4%
FOOD, BEVERAGE & TOBACCO - 5.3%
Diageo PLC (c) Distillers & Vintners	1,950	$242,950
Unilever PLC (c) Packaged Foods & Meats	5,083	217,451
Nestle SA (c) Packaged Foods & Meats	1,800	135,396
General Mills, Inc. Packaged Foods & Meats	2,173	112,611
		708,408
FOOD & STAPLES RETAILING - 1.1%
Wal-Mart Stores, Inc. Hypermarkets & Super Centers	1,965	150,185
		858,593
TOTAL COMMON STOCKS - 93.8% (COST $8,014,352)		12,524,745
COMMON STOCK SOLD SHORT - (1.1)%
HEALTH CARE - (1.1)%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - (1.1)%
Actavis, Inc.	(693)	(142,654)
Pharmaceuticals
TOTAL COMMON STOCKS SOLD SHORT - (1.1%) (PROCEEDS $(142,674))		(142,654)
	Par Value	Value
SHORT TERM INVESTMENTS - 6.9%
REPURCHASE AGREEMENT - 5.4%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 03/31/14 due 04/01/14, repurchase price $714,513, collateralized by Freddie Mac Discount Notes, 0.000%, 12/02/14 - 12/04/14, aggregate value plus accrued interest of $668,833, by a United States Treasury Note, 0.375%, due 11/15/14, value plus accrued interest of $59,975 (Cost: $714,513)	714,513	714,513
U.S. GOVERNMENT BILLS - 1.5%
United States Treasury Bills, 0.05%, due 04/17/14 - 04/24/14 (d) (Cost $199,995)	200,000	199,995
TOTAL SHORT TERM INVESTMENTS - 6.9% (COST $914,508)		914,508
TOTAL INVESTMENTS - 99.6% (COST $8,786,186)		13,296,599
Other Assets In Excess of Liabilities - 0.4%		50,559
TOTAL NET ASSETS - 100.0%		$13,347,158

(a)  Non-income producing security

(b)  Foreign domiciled corporation

(c)  Sponsored American Depositary Receipt

(d)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

See accompanying Notes to Financial Statements.

oakmark.com 7

Oakmark Select Fund  March 31, 2014

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/96 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/14)[3]
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (11/01/96)
Oakmark Select Fund (Class I)	4.84%	33.12%	18.67%	26.80%	7.95%	13.66%
S&P 500 Index	1.81%	21.86%	14.66%	21.16%	7.42%	7.74%
Lipper Multi-Cap Value Funds Index[7]	2.46%	22.95%	13.22%	20.54%	6.77%	7.76%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. Performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance data, visit oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
TRW Automotive Holdings Corp.	7.9
TE Connectivity, Ltd.	6.5
Bank of America Corp.	6.1
Capital One Financial Corp.	5.5
Apache Corp.	5.4
Medtronic, Inc.	5.2
DIRECTV	5.0
American International Group, Inc.	4.9
MasterCard, Inc., Class A	4.9
JPMorgan Chase & Co.	4.8
FUND STATISTICS
Ticker	OAKLX
Inception	11/01/96
Number of Equity Holdings	20
Net Assets	$4.8 billion
Benchmark	S&P 500 Index
Weighted Average Market Cap	$67.8 billion
Median Market Cap	$39.1 billion
Portfolio Turnover (for the 6-months ended 03/31/14)	19%
Expense Ratio - Class I (as of 09/30/13)	1.01%
SECTOR ALLOCATION	% of Net Assets
Financials	29.5
Consumer Discretionary	20.2
Information Technology	19.2
Energy	6.9
Industrials	6.6
Health Care	5.2
Utilities	4.3
Short-Term Investments and Other	8.1

8 THE OAKMARK FUNDS

Oakmark Select Fund  March 31, 2014

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oaklx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oaklx@oakmark.com

Win Murray

Portfolio Manager

oaklx@oakmark.com

For the quarter, the Oakmark Select Fund gained 5%, compared to 2% for the S&P 500 Index2. We are pleased to report the Fund ended the quarter at a new all-time high NAV, meaning that as of 03/31/14, all current Select shareholders have unrealized gains in their holdings. These strong absolute and relative results were due in large part to Forest Laboratories (Forest) agreeing to be acquired by Actavis Plc in the quarter. Our relatively large exposure to auto-related cyclicals and financials continued to benefit our results. The largest detractors were MasterCard, Kennametal and FedEx. As discussed below, we eliminated our positions in Forest, Texas Instruments (TI) and Newfield Exploration, and we established new positions in Franklin Resources and CBRE Group (CBRE).

After returning 40% last quarter, Forest returned another 52% in the first quarter as the company agreed to be acquired by Actavis for both cash and stock. We believe the acquisition price was full and fair. While our investment thesis—that Forest's new drug launches would be successful and leverage the company's expenses—did not have the chance to transpire, we are more than pleased that the stock price reached our estimated value in short order. It's not uncommon for the management of companies in transition to resist being acquired before their strategies to create value are fully realized. We applaud the leaders at Forest for their willingness to pull forward this value, even if it denied them the personal satisfaction of seeing their efforts realized in the coming years. We believe this could serve as a lesson for the leadership of other public companies. If someone wants to pay a fair price on a risk-adjusted basis for 'what could be' in your business, you owe it to your shareholders to realize this value so that they can recycle their capital into other attractively valued investments.

At Oakmark, active management means more than just stock selection—it also involves maximizing after-tax returns and managing risk in special situations. As a case in point, we sold our Forest position in a tax-efficient manner throughout the quarter as our shares became long term holdings for tax purposes. To reduce our risk while we sold our shares, we established a short position in Actavis in proportion to the stock component of the transaction. This position was then reduced commensurate with our Forest stake until it was fully eliminated, thereby generating only long-term capital gains. We were comfortable with hedging the stock portion of our Forest position because of our belief that Actavis equity was selling closer to fair value. And unlike that of most acquirers, Actavis'

stock price rose meaningfully upon announcement of the transaction and in the days thereafter. Logic follows that Actavis shares were more likely to fall if the deal was scuttled by another bidder or some other unforeseen reason, thus providing an unusually effective hedge.

We also eliminated the remainder of our investment in TI as the final tranche of shares went long term. TI offers another example of a management team that we believe puts its shareholders first in a situation where many do not. Since its acquisition of National Semiconductor in 2011, TI has been generously returning excess capital to shareholders while maintaining a prudent, but not lazy, balance sheet. This likely contributed to their shares approaching our estimate of fair value. Many large technology companies today simply grow their already immense cash positions and offer little insight into their plans for distributing that excess capital. We believe TI set a terrific example for other companies in the technology sector. Finally, we also sold Newfield Exploration after we came to believe that its effort to transition the company to liquids was a low-return proposition that would limit its ability to grow per-share value.

We established a position in Franklin Resources, one of the world's largest global mutual fund companies, with leading products in both equities and fixed income. For starters, we believe asset management is an attractive business and Franklin has a history of strong fund performance across various asset classes and geographies. The company is selling for less than 14x our estimate of this year's EPS8 and just over 11x adjusting for net cash and securities. In our view, this is a cheap price for a well-run company in such an attractive industry. Management has historically returned capital to shareholders through stock buybacks and dividends, and with insiders owning 35% of outstanding shares, we expect Franklin to continue to be good stewards of shareholders' capital.

As the largest commercial real estate brokerage and property management company in the U.S., CBRE has the geographic reach, scale and breadth of services that very few competitors in this fragmented industry can match. Bundling its services across the globe has led to share gains, which we believe will continue. While certain business lines are more volatile, related commercial real estate activity metrics are improving. At the same time, an increasing proportion of the company's profits are coming from more stable fee-based revenues. Management has a good track record, and we believe this growing company is selling for a substantial discount to value.

oakmark.com 9

Oakmark Select Fund  March 31, 2014 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 91.9%
FINANCIALS - 29.5%
BANKS - 10.9%
Bank of America Corp. Diversified Banks	17,100	$294,120
JPMorgan Chase & Co. Diversified Banks	3,800	230,698
		524,818
DIVERSIFIED FINANCIALS - 9.6%
Capital One Financial Corp. Consumer Finance	3,450	266,202
Franklin Resources, Inc. Asset Management & Custody Banks	3,700	200,466
		466,668
INSURANCE - 4.9%
American International Group, Inc. Multi-line Insurance	4,705	235,307
REAL ESTATE - 4.1%
CBRE Group, Inc., Class A (a) Real Estate Services	7,200	197,485
		1,424,278
CONSUMER DISCRETIONARY - 20.2%
AUTOMOBILES & COMPONENTS - 7.9%
TRW Automotive Holdings Corp. (a) Auto Parts & Equipment	4,650	379,533
MEDIA - 7.6%
DIRECTV (a) Cable & Satellite	3,148	240,566
Comcast Corp., Class A Cable & Satellite	2,650	129,214
		369,780
RETAILING - 4.7%
Liberty Interactive Corp., Class A (a) Catalog Retail	7,800	225,186
		974,499
INFORMATION TECHNOLOGY - 19.2%
SOFTWARE & SERVICES - 9.3%
MasterCard, Inc., Class A Data Processing & Outsourced Services	3,150	235,305
Oracle Corp. Systems Software	5,200	212,732
		448,037
TECHNOLOGY HARDWARE & EQUIPMENT - 6.5%
TE Connectivity, Ltd. (b) Electronic Manufacturing Services	5,194	312,727
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.4%
Intel Corp. Semiconductors	6,447	166,397
		927,161
	Shares	Value
ENERGY - 6.9%
Apache Corp. Oil & Gas Exploration & Production	3,130	$259,634
Cenovus Energy, Inc. (b) Integrated Oil & Gas	2,499	72,363
		331,997
INDUSTRIALS - 6.6%
TRANSPORTATION - 4.0%
FedEx Corp. Air Freight & Logistics	1,450	192,212
CAPITAL GOODS - 2.6%
Kennametal, Inc. Industrial Machinery	2,902	128,556
		320,768
HEALTH CARE - 5.2%
HEALTH CARE EQUIPMENT & SERVICES - 5.2%
Medtronic, Inc. Health Care Equipment	4,100	252,314
UTILITIES - 4.3%
Calpine Corp. (a)	10,004	209,192
Independent Power Producers & Energy Traders
TOTAL COMMON STOCKS - 91.9% (COST $2,694,543)		4,440,209
	Par Value	Value
SHORT TERM INVESTMENTS - 7.7%
REPURCHASE AGREEMENT - 7.7%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 03/31/14 due 04/01/14, repurchase price $369,621, collateralized by United States Treasury Notes, 1.375% - 1.750%, due 09/30/18 - 10/31/18, aggregate value plus accrued interest of $377,017 (Cost: $369,621)	369,621	369,621
TOTAL SHORT TERM INVESTMENTS - 7.7% (COST $369,621)		369,621
TOTAL INVESTMENTS - 99.6% (COST $3,064,164)		4,809,830
Other Assets In Excess of Liabilities - 0.4%		19,851
TOTAL NET ASSETS - 100.0%		$4,829,681

(a)  Non-income producing security

(b)  Foreign domiciled corporation

See accompanying Notes to Financial Statements.

10 THE OAKMARK FUNDS

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oakmark.com 11

Oakmark Equity and Income Fund  March 31, 2014

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/95 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/14)[3]
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (11/01/95)
Oakmark Equity & Income Fund (Class I)	1.78%	19.10%	9.85%	14.15%	8.10%	11.16%
Lipper Balanced Funds Index	1.82%	12.44%	8.76%	14.40%	6.13%	7.07%
S&P 500 Index	1.81%	21.86%	14.66%	21.16%	7.42%	8.53%
Barclays U.S. Govt./Credit Index	1.98%	-0.26%	4.21%	5.07%	4.41%	5.72%

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past Performance is no guarantee of future results. Performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Oracle Corp.	3.5
Bank of America Corp.	3.2
General Motors Co.	3.0
Dover Corp.	2.7
FedEx Corp.	2.6
Nestle SA	2.5
National Oilwell Varco	2.5
UnitedHealth Group, Inc.	2.5
Baker Hughes, Inc.	2.4
Philip Morris International, Inc.	2.4
FUND STATISTICS
Ticker	OAKBX
Inception	11/01/95
Number of Equity Holdings	44
Net Assets	$20.6 billion
Benchmark	Lipper Balanced Funds Index
Weighted Average Market Cap	$66.0 billion
Median Market Cap	$18.3 billion
Portfolio Turnover (for the 6-months ended 03/31/14)	9%
Expense Ratio - Class I (as of 09/30/13)	0.77%
SECTOR ALLOCATION	% of Net Assets
Equity Investments
Industrials	13.5
Consumer Discretionary	10.7
Financials	10.4
Consumer Staples	9.4
Information Technology	8.9
Energy	7.0
Health Care	5.5
Total Equity Investments	65.4
Fixed Income Investments
Government and Agency Securities	8.9
Corporate Bonds	2.9
Asset Backed Securities	0.1
Total Fixed Income Investments	11.9
Short-Term Investments and Other	22.7

12 THE OAKMARK FUNDS

Oakmark Equity and Income Fund  March 31, 2014

Portfolio Manager Commentary

Clyde S. McGregor, CFA

Portfolio Manager

oakbx@oakmark.com

M. Colin Hudson, CFA

Portfolio Manager

oakbx@oakmark.com

Matthew A. Logan, CFA

Portfolio Manager

oakbx@oakmark.com

Edward J. Wojciechowski, CFA

Portfolio Manager

oakbx@oakmark.com

Off Target

Former Federal Reserve Chairman Paul Volcker has remarked that the only useful financial innovation over the past few decades is the ATM. While we have a slightly less extreme view, we are sympathetic to his point and are naturally suspect of new financial products and services. A recent "innovation" about which some of our shareholders have asked is the "target-date fund." A target-date fund is a mutual fund that automatically changes its asset allocation over time using a preset "glide path" such that the stock allocation is steadily reduced while the fixed income allocation is increased. The purpose of this is to automate the conventional wisdom that says investors should reduce their equity exposure as they age. We won't challenge this conventional wisdom (though some studies suggest that investors should actually increase their equity allocation throughout retirement), but we are concerned with its incorporation into the target-date model.

In our view, the problem is that a rigid adherence to a "glide path" might be prudent much of the time, but it's not prudent all of the time. Mindlessly shifting from stocks to bonds over time using a static plan fails to account for just how dynamic the world is. Bonds aren't inherently less risky than stocks, and stocks aren't inherently higher returning than bonds. It all depends on price. And as recent experience has shown, prices change a lot. During the tech bubble of the late 1990s, the S&P 500 was priced so high that the return over the next decade was actually lower than that provided by bonds. Conversely, at the start of last year when interest rates were near record lows, bonds not only were priced to offer paltry returns relative to equities, but they also presented considerable risk, as a modest rise in rates would lower the value of bonds and more than offset the income earned.

It's not just this problematic passive approach to asset allocation that concerns us. We are also concerned that target-date funds emphasize asset allocation to the point of distracting investors from focusing on the performance of the assets within the allocation. Investors should pay close attention to the composition of a target-date fund, as the whole will perform no better than the weighted average of the parts (i.e., the equity "sleeve" and the fixed income "sleeve").

Unlike target-date funds, the Oakmark Equity and Income Fund has a flexible asset allocation policy (equities can range from 40% to 75% of the Fund, while fixed income and cash can vary between 25% and 60%); a relentless focus on security selection within each asset class (with a long record of outstanding equity performance); its managers' interests are aligned with shareholders through sizeable personal investments (not typically found in target-date funds); and the Fund's expense ratio is 15% lower than that of the average target-date fund (based on Morningstar's analysis of the 2012 average). We believe these factors are critical advantages over target-date funds and that they will help us achieve our goal of producing competitive absolute returns over the long run for our shareholders.

Quarter Review

During the quarter, the S&P 5002 was up a modest 2%. While that result hardly seems noteworthy, underlying it was a reasonable amount of volatility, including intra-quarter swings in excess of 5% due largely to geopolitical concerns. As one would expect in this environment, fixed income securities did well. Over this time period, the Equity & Income Fund returned 2%, which was in line with the Lipper Balanced Fund Index's9 return of 2%.

Top contributors to the Fund's return this quarter were Baker Hughes, General Dynamics, Bank of America, Oracle and UnitedHealth Group, while detractors included General Motors, MasterCard, FedEx, Scripps Network and Philip Morris International. Based solely on the individual stock's total return, Ultra Petroleum, Baker Hughes, Bruker, General Dynamics and HNI led the pack with Blount, General Motors, Atlas Air, Scripps Networks and MasterCard bringing up the rear. In the case of both lists, the causes of the stand-out performances were stock specific with no overarching investment themes of note.

GM is one laggard worth touching on, given its size in the portfolio. After advancing sharply in 2013, GM shares fell early in the quarter after management projected 2014 earnings that were lower than many investors were expecting, largely as a result of transient factors. Shares were further pressured in the quarter after it came to light that GM potentially mishandled a recall of discontinued models. While we obviously aren't pleased with either development, we believe GM's low valuation (its shares trade at just seven times consensus estimates for next year's earnings) more than compensates for these issues, and we remain comfortable with it being a top holding of the Fund.

Transaction Activity

After spending much of 2013 with an equity weighting near the Fund's prospectus maximum of 75%, we have moved the equity allocation down to 65%. Following last year's strong upward move in the market, we believe valuations are generally less attractive on a risk-adjusted basis, and we are therefore finding more stocks meeting our sell criteria than our buy criteria.

The Fund eliminated six positions this quarter: three that worked out well (Cimarex Energy, Concho Resources and Crane) and three that didn't (Encana, Hospira and Quest Diagnostics). Cimarex and Concho are oil and gas companies where the Fund invested with what we believe are strong management

oakmark.com 13

Oakmark Equity and Income Fund  March 31, 2014

Portfolio Manager Commentary (continued)

teams for long-term and highly successful investments. We would like to thank both management teams for their contributions to the Fund's returns. The last winner—and in this case the least (in terms of weightings)—is Crane. Crane was purchased with the idea that its transition from a holding company with a collection of high quality, niche businesses to a fully integrated, operations-focused business would result in high returns, improved margins and a better stock price. Almost immediately upon initiating a position, the market came to similar conclusions, and we were unable to establish a meaningful position.

Hospira was a longtime holding of the Fund, tracing its roots back to the Fund's investment in Abbott Laboratories, which spun-off Hospira ten years ago. Over the past few years, the company suffered from numerous manufacturing quality issues that caused us to lower our appraisal of value. After management made considerable progress remedying those issues, the stock approached our new, lower sell target, and we exited the position. In the case of Encana and Quest Diagnostics, fundamental underperformance caused us to reexamine our investment cases. We have discussed Encana in previous letters, but a combination of significant management changes, pipeline politics and the exploding growth of North American shale gas production caused us to redeploy the money elsewhere. With Quest, its weakening market share and tougher industry conditions caused us to reduce our exposure to this industry.

We added two new stocks of significance to the portfolio: Knowles and Wells Fargo. With Knowles, a supplier of acoustic solutions to mobile phone makers and hearing aid manufacturers, we didn't buy the shares on the open market, but rather received them through a tax-free spinoff from longtime Oakmark Equity and Income Fund holding Dover Corporation. Even though Dover prides itself on being a diversified industrial company with businesses ranging from drilling equipment for oil and gas companies to refrigerators for retailers, the company decided Knowles could best create shareholder value as a standalone company. Knowles has grown rapidly over the years as consumers demand higher acoustic features in each new generation of smartphones and hearing aids, and we expect this trend to continue, which should drive above average top-line growth. Aided by their Dover experience, Knowles' management team should, in our view, continue to operate the business well and allocate capital wisely.

Our other material addition, Wells Fargo, is the second-largest deposit bank in the United States, holding over 10% of the nation's deposits. We think Wells Fargo has one of the best franchises in retail banking, driven by high local market shares and a relentless focus on cross-selling other banking products like mortgages and credit cards, which increases customer "stickiness." Due to its low-cost deposit base and strong management team, Wells Fargo has earned consistently high returns on equity and, through its purchase of Wachovia (a geographically complementary bank), it was one of the few financial companies able to take advantage of the financial crisis to grow its earning power per share. We believe that its significant capital base and relatively simple business model should enable Wells Fargo to continue to produce strong results.

We thank our shareholders for their support and welcome their questions and comments.

14 THE OAKMARK FUNDS

Oakmark Equity and Income Fund  March 31, 2014 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 65.4%
INDUSTRIALS - 13.5%
CAPITAL GOODS - 8.8%
Dover Corp. Industrial Machinery	6,744	$551,332
General Dynamics Corp. Aerospace & Defense	4,226	460,279
Rockwell Automation Inc. Electrical Components & Equipment	2,620	326,259
Parker Hannifin Corp. Industrial Machinery	2,122	254,079
Illinois Tool Works, Inc. Industrial Machinery	2,498	203,195
Blount International, Inc. (a) Industrial Machinery	2,263	26,935
		1,822,079
TRANSPORTATION - 4.4%
FedEx Corp. Air Freight & Logistics	4,016	532,382
Union Pacific Corp. Railroads	1,846	346,327
Atlas Air Worldwide Holdings, Inc. (a) Air Freight & Logistics	800	28,216
		906,925
COMMERCIAL & PROFESSIONAL SERVICES - 0.3%
Herman Miller, Inc. Office Services & Supplies	1,402	45,033
HNI Corp. Office Services & Supplies	198	7,246
		52,279
		2,781,283
CONSUMER DISCRETIONARY - 10.7%
AUTOMOBILES & COMPONENTS - 6.8%
General Motors Co. Automobile Manufacturers	18,122	623,759
BorgWarner, Inc. Auto Parts & Equipment	6,457	396,936
Lear Corp. (b) Auto Parts & Equipment	4,424	370,349
		1,391,044
RETAILING - 2.3%
Foot Locker, Inc. (b) Apparel Retail	7,711	362,253
HSN, Inc. Catalog Retail	1,937	115,706
		477,959
MEDIA - 1.4%
Scripps Networks Interactive, Inc., Class A Broadcasting	3,831	290,841
	Shares	Value
CONSUMER DURABLES & APPAREL - 0.2%
Carter's, Inc. Apparel, Accessories & Luxury Goods	664	$51,583
		2,211,427
FINANCIALS - 10.4%
BANKS - 5.2%
Bank of America Corp. Diversified Banks	38,426	660,926
Wells Fargo & Co. Diversified Banks	4,326	215,175
U.S. Bancorp Diversified Banks	4,461	191,191
		1,067,292
DIVERSIFIED FINANCIALS - 3.1%
TD Ameritrade Holding Corp. Investment Banking & Brokerage	12,006	407,618
Bank of New York Mellon Corp. Asset Management & Custody Banks	6,851	241,770
		649,388
INSURANCE - 2.1%
Principal Financial Group, Inc. Life & Health Insurance	5,061	232,769
Aflac, Inc. Life & Health Insurance	3,130	197,334
		430,103
		2,146,783
CONSUMER STAPLES - 9.4%
FOOD, BEVERAGE & TOBACCO - 7.3%
Nestle SA (c) Packaged Foods & Meats	6,956	523,238
Philip Morris International, Inc. Tobacco	5,915	484,253
Diageo PLC (c) Distillers & Vintners	3,883	483,833
		1,491,324
FOOD & STAPLES RETAILING - 2.1%
CVS Caremark Corp. Drug Retail	5,842	437,306
		1,928,630
INFORMATION TECHNOLOGY - 8.9%
SOFTWARE & SERVICES - 6.4%
Oracle Corp. Systems Software	17,795	727,993
MasterCard, Inc., Class A Data Processing & Outsourced Services	5,350	399,614
Broadridge Financial Solutions, Inc. Data Processing & Outsourced Services	5,082	188,753
		1,316,360

See accompanying Notes to Financial Statements.

oakmark.com 15

Oakmark Equity and Income Fund  March 31, 2014 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 65.4% (continued)
INFORMATION TECHNOLOGY - 8.9% (continued)
TECHNOLOGY HARDWARE & EQUIPMENT - 2.5%
TE Connectivity, Ltd. (d) Electronic Manufacturing Services	6,797	$409,223
Knowles Corp. (a) Electronic Components	3,372	106,456
		515,679
		1,832,039
ENERGY - 7.0%
National Oilwell Varco, Inc. Oil & Gas Equipment & Services	6,662	518,789
Baker Hughes, Inc. Oil & Gas Equipment & Services	7,487	486,785
Devon Energy Corp. Oil & Gas Exploration & Production	3,749	250,901
Ultra Petroleum Corp. (a) Oil & Gas Exploration & Production	5,117	137,604
Rowan Cos. PLC (a) Oil & Gas Drilling	1,555	52,372
		1,446,451
HEALTH CARE - 5.5%
HEALTH CARE EQUIPMENT & SERVICES - 5.1%
UnitedHealth Group, Inc. Managed Health Care	6,246	512,072
Omnicare, Inc. Health Care Services	4,720	281,666
Laboratory Corp. of America Holdings (a) Health Care Services	1,430	140,470
Varian Medical Systems, Inc. (a) Health Care Equipment	1,390	116,722
		1,050,930
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.4%
Bruker Corp. (a) Life Sciences Tools & Services	3,130	71,321
		1,122,251
TOTAL COMMON STOCKS - 65.4% (COST $8,247,576)		13,468,864
	Par Value	Value
FIXED INCOME - 11.9%
GOVERNMENT AND AGENCY SECURITIES - 8.9%
U.S. GOVERNMENT NOTES - 7.8%
1.375%, due 07/15/18, Inflation Indexed	540,629	586,582
1.25%, due 07/15/20, Inflation Indexed	534,568	576,080
2.125%, due 01/15/19, Inflation Indexed	217,199	242,550
1.00%, due 09/30/16	199,380	201,000
		1,606,212
	Par Value		Value
U.S. GOVERNMENT AGENCIES - 0.9%
Federal Home Loan Bank, 1.65%, due 07/18/19		29,550	$28,934
Federal Home Loan Bank, 1.00%, due 03/26/19		26,350	26,143
Federal National Mortgage Association, 1.25%, due 09/27/18		24,680	24,255
Federal Home Loan Mortgage Corp., 2.50%, due 10/17/19		23,850	24,076
Federal Home Loan Mortgage Corp., 1.50%, due 02/28/19		21,750	21,619
Federal National Mortgage Association, 1.125%, due 07/18/18		9,825	9,834
Federal Home Loan Bank, 0.625%, due 02/14/19		9,400	9,385
Federal Home Loan Bank, 1.625%, due 02/21/19		9,400	9,354
Federal National Mortgage Association, 1.00%, due 01/30/20		9,525	9,228
Federal Home Loan Bank, 1.00%, due 03/27/23		6,500	6,418
Federal Home Loan Bank, 1.00%, due 04/15/20		6,500	6,391
			175,637
CANADIAN GOVERNMENT BONDS - 0.2%
4.25%, due 12/01/21, Inflation Indexed	CAD	36,936	43,943
Total Government and Agency Securities (Cost $1,723,430)			1,825,792
CORPORATE BONDS - 2.9%
Kinetic Concepts, Inc., 10.50%, due 11/01/18		47,940	55,071
General Motors Co., 144A, 4.875%, due 10/02/23 (e)		41,400	42,435
Fifth & Pacific Cos., Inc., 10.50%, due 04/15/19		34,403	36,338
Delphi Corp., 6.125%, due 05/15/21		32,016	35,618
Omnicare, Inc., 7.75%, due 06/01/20		31,448	34,593
Credit Suisse Group AG, 144A, 7.50%, due 12/31/49 (e) (f)		30,000	32,587
Omnicom Group, Inc., 3.625%, due 05/01/22		30,425	30,215
General Motors Co., 144A, 3.50%, due 10/02/18 (e)		29,525	30,079
CVS Caremark Corp., 4.00%, due 12/05/23		29,325	29,962
The William Carter Co., 144A, 5.25%, due 08/15/21 (e)		28,002	28,807
Denbury Resources, Inc., 8.25%, due 02/15/20		21,771	23,676
Triumph Group, Inc., 8.625%, due 07/15/18		21,000	22,260
Penn National Gaming, Inc., 144A, 5.875%, due 11/01/21 (e)		20,000	19,650
The Manitowoc Co., Inc., 8.50%, due 11/01/20		17,075	19,167

See accompanying Notes to Financial Statements.

16 THE OAKMARK FUNDS

Oakmark Equity and Income Fund  March 31, 2014 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 11.9% (continued)
CORPORATE BONDS - 2.9% (continued)
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.00%, due 03/01/21	16,710	$17,966
Kinetic Concepts, Inc., 12.50%, due 11/01/19	14,360	16,693
GLP Capital, LP / GLP Financing II, Inc., 144A, 5.375%, due 11/01/23 (e)	12,000	12,330
Howard Hughes Corp., 144A, 6.875%, due 10/01/21 (e)	10,000	10,800
Live Nation Entertainment, Inc., 144A, 7.00%, due 09/01/20 (e)	9,605	10,505
GLP Capital, LP / GLP Financing II, Inc., 144A, 4.875%, due 11/01/20 (e)	10,000	10,262
Six Flags Entertainment Corp., 144A, 5.25%, due 01/15/21 (e)	9,970	10,045
Health Net, Inc., 6.375%, due 06/01/17	8,680	9,440
Concho Resources, Inc., 5.50%, due 10/01/22	6,980	7,277
Activision Blizzard, Inc., 144A, 5.625%, due 09/15/21 (e)	5,875	6,286
Activision Blizzard, Inc., 144A, 6.125%, due 09/15/23 (e)	5,505	5,994
Scotiabank Peru SA, 144A, 4.50%, due 12/13/27 (e) (f)	6,000	5,490
Serta Simmons Holdings LLC, 144A, 8.125%, due 10/01/20 (e)	4,990	5,483
Quest Diagnostics, Inc., 4.70%, due 04/01/21	5,128	5,450
GLP Capital, LP / GLP Financing II, Inc., 144A, 4.375%, due 11/01/18 (e)	5,000	5,131
Walter Energy, Inc., 9.875%, due 12/15/20	5,390	3,544
Walter Energy, Inc., 8.50%, due 04/15/21	5,000	3,150
Quiksilver, Inc. / QS Wholesale, Inc., 144A, 7.875%, due 08/01/18 (e)	2,000	2,175
Quiksilver, Inc. / QS Wholesale, Inc., 10.00%, due 08/01/20	1,000	1,138
Post Holdings, Inc., 7.375%, due 02/15/22	1,000	1,075
Post Holdings, Inc., 144A, 6.75%, due 12/01/21 (e)	1,000	1,059
Foot Locker, Inc., 8.50%, due 01/15/22 (b)	395	470
CNO Financial Group, Inc., 144A, 6.375%, due 10/01/20 (e)	250	266
Hologic, Inc., 6.25%, due 08/01/20	250	264
Tempur Sealy International, Inc., 6.875%, due 12/15/20	100	109
Total Corporate Bonds (Cost $578,309)		592,860
	Par Value	Value
ASSET BACKED SECURITIES - 0.1%
Cabela's Master Credit Card Trust, 144A, 0.705%, due 10/15/19 (e) (f) (Cost $11,450)	11,450	$11,533
CONVERTIBLE BOND - 0.0%(g)
Live Nation Entertainment, Inc., 2.875%, due 07/15/27 (Cost $834)	828	841
TOTAL FIXED INCOME - 11.9% (COST $2,314,023)		2,431,026
SHORT TERM INVESTMENTS - 22.4%
COMMERCIAL PAPER - 15.8%
Toyota Motor Credit Corp., 0.08% - 0.16%, due 04/02/14 - 06/20/14 (h)	1,200,000	1,199,855
MetLife, Inc., 144A, 0.10% - 0.15%, due 04/07/14 - 06/18/14 (e) (h)	523,000	522,938
BMW US Capital LLC, 144A, 0.09% - 0.11%, due 04/10/14 - 06/17/14 (e) (h)	480,700	480,603
Philip Morris International, Inc., 144A, 0.10% - 0.14%, due 04/17/14 - 05/15/14 (e) (h)	249,900	249,879
J.P. Morgan Securities LLC, 0.28% - 0.33%, due 06/16/14 - 08/01/14 (h)	175,000	174,896
Kellogg Co., 144A, 0.13% - 0.20%, due 04/03/14 - 06/05/14 (e) (h)	163,916	163,868
State Street Corp., 0.13% - 0.14%, due 05/12/14 - 06/12/14 (h)	150,000	149,969
General Mills Inc., 144A, 0.10%, due 04/01/14 - 04/04/14 (e) (h)	135,000	135,000
BP Capital Markets PLC, 144A, 0.09% - 0.11%, due 04/14/14 (e) (h)	78,000	77,997
Wellpoint, Inc., 144A, 0.18% - 0.25%, due 04/04/14 - 05/06/14 (e) (h)	50,000	49,995
Chevron Corp., 144A, 0.07%, due 04/01/14 (e) (h)	30,800	30,800
J.P. Morgan Securities LLC, 144A, 0.18% - 0.30%, due 05/27/14 - 06/19/14 (e) (h)	30,000	29,988
Total Commercial Paper (Cost $3,265,760)		3,265,788

See accompanying Notes to Financial Statements.

oakmark.com 17

Oakmark Equity and Income Fund  March 31, 2014 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
SHORT TERM INVESTMENTS - 22.4% (continued)
REPURCHASE AGREEMENT - 4.6%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 03/31/14 due 04/01/14, repurchase price $954,800, collateralized by a Federal Home Loan Bank Bond, 0.150%, due 03/30/15, value plus accrued interest of $150,750, by a Freddie Mac Discount Note, 0.000%, due 12/04/14, value plus accrued interest of $329,917, by a United States Treasury Bill, 0.000%, due 02/05/15, value plus accrued interest of $20,979, by United States Treasury Notes, 0.375% - 4.125%, due 01/31/15 - 06/30/15, aggregate value plus accrued interest of $472,252 (Cost: $954,800)	954,800	$954,800
CORPORATE BONDS - 2.0%
Capital One Financial Corp., 2.13%, due 07/15/14	75,095	75,440
Citigroup, Inc., 5.00%, due 09/15/14	53,700	54,740
Capital One Financial Corp., 7.38%, due 05/23/14	46,941	47,391
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 4.75%, due 10/01/14	45,459	46,348
Merrill Lynch & Co., Inc., 5.45%, due 07/15/14	43,637	44,250
Ford Motor Credit Co. LLC, 3.88%, due 01/15/15	31,481	32,233
The Goldman Sachs Group, Inc., 6.00%, due 05/01/14	26,678	26,801
Ford Motor Credit Co. LLC, 8.00%, due 06/01/14	24,073	24,366
Anheuser-Busch InBev Worldwide, Inc., 1.50%, due 07/14/14	18,200	18,251
BP Capital Markets PLC, 3.63%, due 05/08/14	14,500	14,549
United Parcel Service, Inc., 3.88%, due 04/01/14	13,075	13,075
ConocoPhillips, 4.60%, due 01/15/15	10,826	11,176
International Lease Finance Corp., 5.65%, due 06/01/14	5,425	5,460
Total Corporate Bonds (Cost $414,132)		414,080
TOTAL SHORT TERM INVESTMENTS - 22.4% (COST $4,634,692)		4,634,668
TOTAL INVESTMENTS - 99.7% (COST $15,196,291)		20,534,558
Foreign Currencies (Cost $0) - 0.0% (g)		0	(i)
Other Assets In Excess of Liabilities - 0.3%		61,757
NET ASSETS - 100.0%		$20,596,315

(a)  Non-income producing security

(b)  See Note 5 in the Notes to Financial Statements regarding investments in affiliated issuers.

(c)  Sponsored American Depositary Receipt

(d)  Foreign domiciled corporation

(e)  See Note 1 in the Notes to Financial Statements regarding restricted securities. These securities may be resold subject to restrictions on resale under federal securities law.

(f)  Floating Rate Note. Rate shown is as of March 31, 2014.

(g)  Amount rounds to less than 0.1%.

(h)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(i)  Amount rounds to less than $1,000.

Key to Abbreviations:

  CAD  Canadian Dollar

See accompanying Notes to Financial Statements.

18 THE OAKMARK FUNDS

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oakmark.com 19

Oakmark Global Fund  March 31, 2014

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/04/99 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/14)[3]
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (08/04/99)
Oakmark Global Fund (Class I)	1.69%	25.78%	12.25%	22.18%	9.22%	11.73%
MSCI World Index	1.26%	19.07%	10.23%	18.28%	6.83%	4.04%
Lipper Global Funds Index[12]	1.75%	19.41%	8.38%	17.06%	6.92%	5.07%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. Performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance data, visit oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Oracle Corp.	5.3
Credit Suisse Group	5.0
Julius Baer Group, Ltd.	3.7
CNH Industrial N.V.	3.6
TE Connectivity, Ltd.	3.6
General Motors Co.	3.4
MasterCard, Inc., Class A	3.3
Union Pacific Corp.	3.0
Bank of America Corp.	3.0
Fugro N.V.	3.0
FUND STATISTICS
Ticker	OAKGX
Inception	08/04/99
Number of Equity Holdings	43
Net Assets	$3.4 billion
Benchmark	MSCI World Index
Weighted Average Market Cap	$60.9 billion
Median Market Cap	$24.7 billion
Portfolio Turnover (for the 6-months ended 03/31/14)	17%
Expense Ratio - Class I (as of 09/30/13)	1.13%
SECTOR ALLOCATION	% of Net Assets
Information Technology	23.4
Financials	18.6
Industrials	16.7
Consumer Discretionary	12.3
Materials	7.5
Consumer Staples	7.3
Energy	7.2
Health Care	5.9
Short-Term Investments and Other	1.1
GEOGRAPHIC ALLOCATION
% of Equity
North America	42.5
United States	42.5
Europe	39.8
Switzerland	20.3
Netherlands*	7.8
U.K.	4.7
Germany*	4.4
France*	2.6
% of Equity
Asia	14.9
Japan	12.4
South Korea	2.5
Australasia	2.8
Australia	2.8

*  Euro currency countries comprise 14.8% of equity investments

20 THE OAKMARK FUNDS

Oakmark Global Fund  March 31, 2014

Portfolio Manager Commentary

Clyde S. McGregor, CFA

Portfolio Manager
oakgx@oakmark.com

Robert A. Taylor, CFA

Portfolio Manager

oakgx@oakmark.com

Quarter Review

The Financial Times service Ignites recently surveyed professional investors regarding the importance of macro forecasting to their investment process. "Macro is very important" proved to be the dominant answer. For these macro thinkers, the recent quarter may have been unusually challenging. If a macro investor had known that the quarter would include the Crimea annexation and the West's response, turmoil in important emerging markets (e.g., Thailand, Turkey, South Africa, Egypt and Venezuela), continuation of the tragic civil war in Syria and tepid economic growth in developed economies, we suspect that this investor would have forecasted significant market declines, particularly given 2013's strong market performance. As it happened, however, global stock prices experienced short bouts of volatility, but the quarter ended with modest gains.

During the most recent quarter the Oakmark Global Fund, which is not managed by macro investors, gained 2%. The MSCI World Index's11 return approached 1%, while the Lipper Global Fund Index12 returned 2% during the same time period. For the first six months of the Fund's fiscal year, the returns are 8% for the Fund, 9% for the MSCI World Index and 9% for the Lipper Global Fund Index. Since inception in 1999, the Fund has achieved a compound annual rate of return of 12%, which compares to 4% for the MSCI World Index and 5% for the Lipper Global Fund Index.

The countries that contributed most to the Fund's return this quarter were Switzerland, the U.S. and Germany. The countries that detracted most from the Fund's return were Japan, the U.K. and France. The five largest contributors to the Fund's return in the quarter were Incitec Pivot (Australia), Oracle (U.S.), Rheinmetall (Germany), Union Pacific (U.S.) and TE Connectivity (Switzerland). The Fund holdings that detracted most were General Motors (U.S.), MasterCard (U.S.), Julius Baer Group (Switzerland), Daiwa Securities Group (Japan) and FedEx (U.S.).

For the fiscal six months, the U.S., Germany and Switzerland contributed the most to investment return, while Japan was the only detractor. Oracle (U.S.), Bank of America (U.S.), Daimler (Germany), Union Pacific (U.S.) and FedEx (U.S.) contributed most to fiscal six-month return, while CNH Industrial (Netherlands), Toyota Motor (Japan), Julius Baer Group (Switzerland), Hirose Electric (Japan) and Itron (U.S.) detracted most.

Portfolio Activity

Investors will recall that U.S. markets performed particularly well in 2013, as did the Global Fund's holdings. Given our value investing philosophy, it should come as no surprise that we reduced the weight of U.S. holdings in the portfolio during the previous quarter. However, we did this without eliminating any holdings. As individual issues approach their sell targets, our practice is to reduce their portfolio weight in favor of those opportunities that we find more compelling. Remember that the Fund's guidelines are broad: the U.S. (or international) weight can range between 25% and 75% of the portfolio. Therefore, we have considerable flexibility to invest wherever we believe we are finding the best values. Also, your managers' economic interests are aligned with Fund shareholders because we have substantial personal investments in the Global Fund.

Relative to the MSCI World Index, this reduction in the Fund's U.S. weight increased its relative dispersion. The Fund is also underweight the MSCI in the U.K. and France, and it has no exposure to several other countries with index representation (e.g., Canada). Switzerland continues to be the largest overweight versus the index by a substantial margin. Larger Swiss companies typically generate the majority of their revenues outside of their relatively small home country. For several years the Swiss franc has been very strong, and this has reduced the apparent value of foreign-sourced profits when translated back to francs. We believe that this has helped to create the opportunity to purchase shares of well-managed Swiss-domiciled companies at attractive prices.

We initiated two new positions during the quarter, Citigroup (U.S.) and Samsung (Korea), which increased the number of Fund holdings to 43. The Fund went more than eight years without owning shares of a U.S. banking institution until the purchase of Bank of America last fall. We have found that in the aftermath of the 2008 financial crisis the Federal Reserve created an environment in which the financial industry could rebuild its capital position so that it now offers attractive risk-adjusted investing opportunities. Aside from an attractive valuation, our thesis for investing in Citigroup rests on the company's franchise, management and capital position. With its ability to bank and process payments across more countries than its competitors, Citi's global consumer banking franchise is second to none. Furthermore, in times of economic or political stress in emerging markets, Citigroup is seen as a relatively safe haven locally. In 2013 Michael Corbat became the new CEO of Citigroup, and we find him rational, realistic and respected within the organization. We calculate that Citi has meaningful excess capital, which—combined with its significant deferred tax assets—should give management various options to increase shareholder value. Finally, we note that Citi also has a substantial private banking unit, much of which services the owners and managers of its corporate clients. Late in the quarter the Federal Reserve announced that Citi had failed its latest stress test because of process (rather than capital or liquidity) issues. The stock price dropped following this announcement, giving us the opportunity to build our position at a desirable price.

Samsung Electronics is a new addition for the quarter, but it is not a new name for long-term holders of the Fund. We last owned Samsung in mid-2007, but sold the position when the

oakmark.com 21

Oakmark Global Fund  March 31, 2014

Portfolio Manager Commentary (continued)

shock from the Lehman Brothers collapse gripped global markets, making other names more attractive. Incredibly, we are able to buy Samsung today at a larger discount to our estimate of intrinsic value than we did over five years ago, even though the stock has performed well since that time. We believe that this is due to faster than expected growth of sales and profits in the mobile phone business, along with the dramatic change in the competitive landscape of the memory business. The former has strengthened Samsung's balance sheet, moving the company from a small net debt to a sizable net cash position. The latter means the normal profitability from the memory business should surpass what we've experienced in the past. Samsung is the market leader for DRAM chips, holding nearly 50% of the total market share in all DRAM chips and over 60% market share in higher quality DRAM chips, such as those used in mobile communication devices. Samsung also leads the market in NAND chip production, commanding approximately 40% share. We are well aware of the inherent difficulties of choosing a winner in the mobile handset business, so we incorporated a stress test into our analysis of Samsung that included a downside scenario. Given that Samsung performed solidly on those measures and that we are only paying 4x cashflow, 1x book value and 65% of sales, we believe that the risk/reward of owning Samsung is once again attractive.

Currency Hedges

Global currencies were relatively stable during the quarter, but we continue to believe some currencies are overvalued. As a result, we defensively hedged a portion of the Fund's currency exposure. Approximately 28% of the Australian dollar and 37% of the Swiss franc were hedged at quarter-end.

Thank you for being our partners in the Oakmark Global Fund. Please feel free to contact us with your questions or comments.

22 THE OAKMARK FUNDS

Oakmark Global Fund  March 31, 2014 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 98.9%
INFORMATION TECHNOLOGY - 23.4%
SOFTWARE & SERVICES - 8.6%
Oracle Corp. (United States) Systems Software	4,379	$179,149
MasterCard, Inc., Class A (United States) Data Processing & Outsourced Services	1,510	112,774
		291,923
TECHNOLOGY HARDWARE & EQUIPMENT - 8.3%
TE Connectivity, Ltd. (Switzerland) Electronic Manufacturing Services	2,025	121,937
Canon, Inc. (Japan) Technology Hardware, Storage & Peripherals	2,752	85,075
Hirose Electric Co., Ltd. (Japan) Electronic Components	341	46,779
Itron, Inc. (United States) (a) Electronic Equipment & Instruments	777	27,604
		281,395
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.5%
Samsung Electronics Co., Ltd. (South Korea) Semiconductors	66	82,830
Applied Materials, Inc. (United States) Semiconductor Equipment	3,640	74,323
Intel Corp. (United States) Semiconductors	2,548	65,753
		222,906
		796,224
FINANCIALS - 18.6%
DIVERSIFIED FINANCIALS - 13.6%
Credit Suisse Group (Switzerland) Diversified Capital Markets	5,299	171,378
Julius Baer Group, Ltd. (Switzerland) Asset Management & Custody Banks	2,854	126,665
Franklin Resources, Inc. (United States) Asset Management & Custody Banks	1,597	86,520
Daiwa Securities Group, Inc. (Japan) Investment Banking & Brokerage	9,125	79,390
		463,953
BANKS - 5.0%
Bank of America Corp. (United States) Diversified Banks	5,908	101,623
Citigroup, Inc. (United States) Diversified Banks	1,405	66,864
		168,487
		632,440
	Shares	Value
INDUSTRIALS - 16.7%
TRANSPORTATION - 7.9%
Union Pacific Corp. (United States) Railroads	542	$101,655
FedEx Corp. (United States) Air Freight & Logistics	745	98,699
Kuehne + Nagel International AG (Switzerland) Marine	477	66,800
		267,154
CAPITAL GOODS - 7.8%
CNH Industrial N.V. (Netherlands) (a) Construction Machinery & Heavy Trucks	10,648	122,410
Rheinmetall AG (Germany) Industrial Conglomerates	836	58,774
Smiths Group PLC (UK) Industrial Conglomerates	1,698	36,010
Koninklijke Philips NV (Netherlands) Industrial Conglomerates	765	26,876
Travis Perkins PLC (UK) Trading Companies & Distributors	674	21,185
		265,255
COMMERCIAL & PROFESSIONAL SERVICES - 1.0%
Adecco SA (Switzerland) Human Resource & Employment Services	424	35,267
		567,676
CONSUMER DISCRETIONARY - 12.3%
AUTOMOBILES & COMPONENTS - 10.7%
General Motors Co. (United States) Automobile Manufacturers	3,322	114,347
Toyota Motor Corp. (Japan) Automobile Manufacturers	1,702	96,081
Daimler AG (Germany) Automobile Manufacturers	944	89,220
Yamaha Motor Co., Ltd. (Japan) Motorcycle Manufacturers	3,901	62,174
		361,822
MEDIA - 1.6%
Live Nation Entertainment, Inc. (United States) (a) Movies & Entertainment	2,551	55,479
		417,301
MATERIALS - 7.5%
Holcim, Ltd. (Switzerland) Construction Materials	1,208	100,007
Incitec Pivot, Ltd. (Australia) Diversified Chemicals	34,508	94,729
Kansai Paint Co., Ltd. (Japan) Specialty Chemicals	3,362	48,043
Akzo Nobel NV (Netherlands) Specialty Chemicals	177	14,402
		257,181

See accompanying Notes to Financial Statements.

oakmark.com 23

Oakmark Global Fund  March 31, 2014 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 98.9% (continued)
CONSUMER STAPLES - 7.3%
FOOD, BEVERAGE & TOBACCO - 7.3%
Diageo PLC (UK) Distillers & Vintners	3,232	$100,272
Danone SA (France) Packaged Foods & Meats	1,238	87,552
Nestle SA (Switzerland) Packaged Foods & Meats	810	60,968
		248,792
ENERGY - 7.2%
Fugro NV (Netherlands) Oil & Gas Equipment & Services	1,641	100,920
National Oilwell Varco, Inc. (United States) Oil & Gas Equipment & Services	1,120	87,199
Cimarex Energy Co. (United States) Oil & Gas Exploration & Production	460	54,751
Devon Energy Corp. (United States) Oil & Gas Exploration & Production	25	1,673
		244,543
HEALTH CARE - 5.9%
HEALTH CARE EQUIPMENT & SERVICES - 5.9%
Tenet Healthcare Corp. (United States) (a) Health Care Facilities	1,958	83,842
Health Net, Inc. (United States) (a) Managed Health Care	1,997	67,922
Laboratory Corp. of America Holdings (United States) (a) Health Care Services	499	48,997
		200,761
TOTAL COMMON STOCKS - 98.9% (COST $2,589,895)		3,364,918
	Par Value	Value
SHORT TERM INVESTMENT - 1.4%
REPURCHASE AGREEMENT - 1.4%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 03/31/14 due 04/01/14, repurchase price $46,297, collateralized by a Federal Home Loan Mortgage Corp. Bond, 5.250%, due 04/18/16, value plus accrued interest of $47,225 (Cost: $46,297)	46,297	46,297
TOTAL SHORT TERM INVESTMENTS - 1.4% (COST $46,297)		46,297
TOTAL INVESTMENTS - 100.3% (COST $2,636,192)		3,411,215
Foreign Currencies (Cost $1,528) - 0.0% (b)		1,522
Liabilities In Excess of Other Assets - (0.3)%		(11,511)
TOTAL NET ASSETS - 100.0%		$3,401,226

(a)  Non-income producing security

(b)  Amount rounds to less than 0.1%.

See accompanying Notes to Financial Statements.

24 THE OAKMARK FUNDS

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oakmark.com 25

Oakmark Global Select Fund  March 31, 2014

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 10/02/06 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/14)[3]
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	Since Inception (10/02/06)
Oakmark Global Select Fund (Class I)	1.51%	26.24%	14.65%	23.08%	9.30%
MSCI World Index	1.26%	19.07%	10.23%	18.28%	4.85%
Lipper Global Funds Index[12]	1.75%	19.41%	8.38%	17.06%	4.98%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. Performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance data, visit oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
CNH Industrial N.V.	5.7
Kering	5.5
Diageo PLC	5.1
Credit Suisse Group	5.0
Daiwa Securities Group, Inc.	5.0
Canon, Inc.	4.9
Danone	4.9
Oracle Corp.	4.9
JPMorgan Chase, & Co.	4.7
DIRECTV	4.7
FUND STATISTICS
Ticker	OAKWX
Inception	10/02/06
Number of Equity Holdings	20
Net Assets	$1.8 billion
Benchmark	MSCI World Index
Weighted Average Market Cap	$69.2 billion
Median Market Cap	$44.4 billion
Portfolio Turnover (for the 6-months ended 03/31/14)	6%
Expense Ratio - Class I (as of 09/30/13)	1.15%
SECTOR ALLOCATION	% of Net Assets
Financials	28.5
Consumer Discretionary	19.1
Information Technology	18.6
Industrials	14.8
Consumer Staples	10.0
Health Care	4.7
Short-Term Investments and Other	4.3
GEOGRAPHIC ALLOCATION
% of Equity
North America	48.5
United States	48.5
Europe	41.2
Switzerland	14.6
France*	10.9
Netherlands*	6.0
U.K.	5.3
Germany*	4.4
% of Equity
Asia	10.3
Japan	10.3

*  Euro currency countries comprise 21.3% of equity investments

26 THE OAKMARK FUNDS

Oakmark Global Select Fund  March 31, 2014

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakwx@oakmark.com

David G. Herro, CFA

Portfolio Manager

oakwx@oakmark.com

The Oakmark Global Select Fund returned 2% for the quarter ended March 31, 2014, outperforming the MSCI World Index's11 1% return. For the first six months of this fiscal year, the Fund was up 9%, in line with the MSCI World Index. The Fund has returned an average of 9% per year since its inception in October 2006, outperforming the MSCI World Index's annualized gain of 5% over the same period.

Bank of America was the top contributor for the quarter, returning 11%. The company's most recent quarterly earnings report demonstrated continued progress toward achieving management's expense reduction targets, driven in large part by declines in the cost of servicing its "legacy" mortgages. As management executes on its plan, investors have increasingly recognized the normalized earning power of Bank of America. We believe the combination of further operational improvements and the company's plan to return capital to shareholders—through its recently increased dividend and additional repurchase authorization—will lead to continued gains in the stock.

Daiwa Securities, Japan's second-largest broker, was the largest detractor for the quarter, falling 12%. Daiwa's stock price was negatively impacted by general Japanese market weakness during the first quarter. FedEx was another detractor for the quarter, falling 8%. FedEx reported weak third quarter numbers, which were significantly skewed by unusually severe weather and the company's widely reported difficulties during the holiday season. Despite the issues with inclement weather, FedEx's ground segment grew nicely; its volume and price grew 8% and 2%, respectively. However, in spite of this performance, the segment's margins trailed last year's, primarily because of hub/network expansion costs. In our view, this expansion will allow for rapid growth and share gains and is, therefore, worth the short-term costs. Finally, we believe FedEx remains focused on its shareholders and on returning capital via stock buybacks. During the most recent quarter, it repurchased approximately $2.7 billion of stock, and since its stock-repurchasing program began in October 2013, the company has repurchased 25 million—or 8%—of its outstanding shares. We expect further buybacks with 15 million shares left under the current authorization.

Geographically, 48% of the Fund's holdings were invested in U.S.-domiciled companies as of March 31, while approximately 42% were allocated to equities in Europe and 10% to equities in Japan.

Global currencies were relatively stable during the quarter, but we continue to believe some currencies are overvalued. As a result, we defensively hedged a portion of the Fund's currency exposure. Approximately 36% of the Swiss franc was hedged at quarter end.

We would like to thank our shareholders for continuing to support us and our value investing philosophy. We believe we have built a portfolio of high quality companies that will provide our shareholders with attractive returns over the long term.

oakmark.com 27

Oakmark Global Select Fund  March 31, 2014 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.7%
FINANCIALS - 28.5%
DIVERSIFIED FINANCIALS - 14.6%
Credit Suisse Group (Switzerland) Diversified Capital Markets	2,732	$88,364
Daiwa Securities Group, Inc. (Japan) Investment Banking & Brokerage	10,116	88,012
Capital One Financial Corp. (United States) Consumer Finance	1,047	80,787
		257,163
BANKS - 9.3%
JPMorgan Chase & Co. (United States) Diversified Banks	1,372	83,294
Bank of America Corp. (United States) Diversified Banks	4,770	82,044
		165,338
INSURANCE - 4.6%
American International Group, Inc. (United States) Multi-line Insurance	1,627	81,366
		503,867
CONSUMER DISCRETIONARY - 19.1%
CONSUMER DURABLES & APPAREL - 5.5%
Kering (France) Apparel, Accessories & Luxury Goods	476	97,147
MEDIA - 4.7%
DIRECTV (United States) (a) Cable & Satellite	1,087	83,068
RETAILING - 4.7%
Liberty Interactive Corp., Class A (United States) (a) Catalog Retail	2,855	82,424
AUTOMOBILES & COMPONENTS - 4.2%
Daimler AG (Germany) Automobile Manufacturers	781	73,818
		336,457
INFORMATION TECHNOLOGY - 18.6%
TECHNOLOGY HARDWARE & EQUIPMENT - 9.4%
Canon, Inc. (Japan) Technology Hardware, Storage & Peripherals	2,808	86,825
TE Connectivity, Ltd. (Switzerland) Electronic Manufacturing Services	1,324	79,712
		166,537
SOFTWARE & SERVICES - 4.9%
Oracle Corp. (United States) Systems Software	2,095	85,706
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.3%
Intel Corp. (United States) Semiconductors	2,922	75,417
		327,660
	Shares	Value
INDUSTRIALS - 14.8%
TRANSPORTATION - 9.1%
FedEx Corp. (United States) Air Freight & Logistics	616	$81,657
Kuehne + Nagel International AG (Switzerland) Marine	562	78,596
		160,253
CAPITAL GOODS - 5.7%
CNH Industrial N.V. (Netherlands) (a) Construction Machinery & Heavy Trucks	8,798	101,148
		261,401
CONSUMER STAPLES - 10.0%
FOOD, BEVERAGE & TOBACCO - 10.0%
Diageo PLC (UK) Distillers & Vintners	2,885	89,503
Danone SA (France) Packaged Foods & Meats	1,226	86,675
		176,178
HEALTH CARE - 4.7%
HEALTH CARE EQUIPMENT & SERVICES - 4.7%
Medtronic, Inc. (United States) Health Care Equipment	1,349	83,017
TOTAL COMMON STOCKS - 95.7% (COST $1,381,483)		1,688,580
	Par Value	Value
SHORT TERM INVESTMENTS - 4.5%
REPURCHASE AGREEMENT - 4.5%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 03/31/14 due 04/01/14, repurchase price $79,842, collateralized by a United States Treasury Note, 1.500%, due 06/30/16, value plus accrued interest of $81,439 (Cost: $79,842)	79,842	79,842
TOTAL SHORT TERM INVESTMENTS - 4.5% (COST $79,842)		79,842
TOTAL INVESTMENTS - 100.2% (COST $1,461,325)		1,768,422
Foreign Currencies (Cost $1,222) - 0.1%		1,217
Liabilities In Excess of Other Assets - (0.3)%		(4,174)
TOTAL NET ASSETS - 100.0%		$1,765,465

(a)  Non-income producing security

See accompanying Notes to Financial Statements.

28 THE OAKMARK FUNDS

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oakmark.com 29

Oakmark International Fund  March 31, 2014

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 09/30/92 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/14)[3]
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (09/30/92)
Oakmark International Fund (Class I)	0.80%	23.75%	12.28%	23.73%	10.20%	11.10%
MSCI World ex U.S. Index	0.75%	16.46%	6.27%	15.88%	6.71%	6.70%
MSCI EAFE Index[14]	0.66%	17.56%	7.21%	16.02%	6.53%	6.50%
Lipper International Funds Index[15]	0.42%	17.22%	6.46%	16.39%	7.09%	7.57%

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past Performance is no guarantee of future results. Performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Credit Suisse Group	5.1
Allianz SE	3.5
Kering	3.1
Diageo PLC	3.0
CNH Industrial N.V.	2.9
Toyota Motor Corp.	2.9
Tesco PLC	2.8
Honda Motor Co.	2.8
Canon, Inc.	2.7
Richemont SA	2.7
FUND STATISTICS
Ticker	OAKIX
Inception	09/30/92
Number of Equity Holdings	56
Net Assets	$31.2 billion
Benchmark	MSCI World ex U.S. Index
Weighted Average Market Cap	$59.6 billion
Median Market Cap	$27.3 billion
Portfolio Turnover (for the 6-months ended 03/31/14)	18%
Expense Ratio - Class I (as of 09/30/13)	0.98%
SECTOR ALLOCATION	% of Net Assets
Financials	22.8
Consumer Discretionary	22.8
Consumer Staples	15.7
Industrials	15.5
Information Technology	7.3
Materials	6.3
Health Care	4.8
Short-Term Investments and Other	4.8
GEOGRAPHIC ALLOCATION
% of Equity
Europe	77.8
Switzerland	19.3
France*	16.1
U.K.	15.1
Germany*	10.8
Netherlands*	7.5
Sweden	4.4
Ireland*	2.6
Italy*	2.0
% of Equity
Asia	16.2
Japan	13.5
South Korea	2.7
Australasia	4.6
Australia	4.6
North America	0.8
Canada	0.8
Middle East	0.6
Israel	0.6

*  Euro currency countries comprise 39.0% of equity investments

30 THE OAKMARK FUNDS

Oakmark International Fund  March 31, 2014

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakix@oakmark.com

Robert A. Taylor, CFA

Portfolio Manager

oakix@oakmark.com

The Oakmark International Fund returned 1% for the quarter ended March 31, 2014, slightly outperforming the MSCI World ex U.S. Index. For the first six months of the Fund's fiscal year, the Fund returned 5%, which underperformed the MSCI World ex U.S. Index's13 6% return. Most importantly, the Fund has returned an average of 11% per year since its inception in September 1992, outperforming the MSCI World ex U.S. Index, which has averaged 7% per year over the same period.

Intesa Sanpaolo, an Italian retail and commercial bank, was the top contributor to performance for the quarter, returning 37%. Since September 2013, Intesa has returned 64%. Though we still believe the stock to be undervalued, we trimmed our holdings as the gap between price and our estimation of value significantly narrowed. During the quarter, management released a new 2017 business plan that we found very positive. Management has committed to return EUR 10 billion to shareholders via dividends over the next four years. This constitutes a cumulative payout ratio in excess of 70%. Even with this return of capital to shareholders, Intesa will be over-capitalized compared to Basel III requirements, leaving the door open for additional capital returns. Additionally, management plans to increase investments in fee-based businesses, including asset management and insurance. We believe management has a solid plan and that this investment will continue to provide value for our shareholders.

Another top contributor was AMP, the leading independent wealth management company in Australia and New Zealand, which returned 20%. AMP's fiscal year end results revealed that the growth in assets under management exceeded expectations. Although its Wealth Protection division continues to face challenges, the company's actions on claims management are beginning to show positive results. Additionally, management remains diligent on cost discipline and has brought controllable costs down 2.6% for the group, despite cost inflation of 2.5-3%. Management continues to return capital to shareholders via dividends and has recently committed to a share repurchase program in order to neutralize its dividend reinvestment program. Finally, we believe AMP is well positioned to benefit from expected increases in retirement savings and wage growth in Australia.

The largest detractor for the quarter was Honda Motor, the Japanese automobile manufacturer, which fell 14%. Honda has reported weaker than expected operating margins since the Civic redesign mishap. A mere 18 months after it launched a major redesign, Honda rushed a refresh of the Civic in order to address concerns with materials and quality. To ensure that the Accord's redesign did not suffer the same fate, Honda ordered changes to the new Accord's power train and engine late in the development cycle, which negatively affected margins. We expect Honda's mid-term margins to continue to feel pressure but do not believe this will damage the company's long-term prospects.

During the quarter we sold our positions of FANUC and Signet Jewelers as they approached our estimate of fair value. We did not add any new names to the Fund during the quarter.

Our geographical composition changed slightly over the past quarter. Our European holdings decreased to approximately 77%, and our Japan holdings increased to approximately 14%. The remaining positions are in Australia, North America (Canada), South Korea and the Middle East.

Global currencies were relatively stable during the quarter, but we continue to believe some currencies are overvalued. As a result, we defensively hedged a portion of the Fund's currency exposure. Approximately 32% of the Australian dollar, 36% of the Swiss franc and 26% of the Swedish krona were hedged at quarter end.

We continue to adhere to a long-term value philosophy that has enabled us to build a portfolio of high quality names trading at discounts to our estimate of intrinsic value. We thank you, our shareholders, for your continued support.

oakmark.com 31

Oakmark International Fund  March 31, 2014 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.2%
FINANCIALS - 22.8%
DIVERSIFIED FINANCIALS - 8.8%
Credit Suisse Group (Switzerland) Diversified Capital Markets	48,730	$1,575,912
Daiwa Securities Group, Inc. (Japan) Investment Banking & Brokerage	87,280	759,361
Schroders PLC (UK) Asset Management & Custody Banks	9,805	424,683
Schroders PLC, Non-Voting (UK) Asset Management & Custody Banks	31	1,053
		2,761,009
INSURANCE - 7.5%
Allianz SE (Germany) Multi-line Insurance	6,502	1,099,049
AMP, Ltd. (Australia) Life & Health Insurance	146,519	676,690
Willis Group Holdings PLC (UK) (b) Insurance Brokers	12,722	561,409
		2,337,148
BANKS - 6.5%
BNP Paribas SA (France) Diversified Banks	9,851	759,845
Lloyds Banking Group PLC (UK) (a) Diversified Banks	545,417	678,786
Intesa Sanpaolo SPA (Italy) Diversified Banks	169,696	575,103
		2,013,734
		7,111,891
CONSUMER DISCRETIONARY - 22.8%
AUTOMOBILES & COMPONENTS - 11.1%
Toyota Motor Corp. (Japan) Automobile Manufacturers	16,038	905,286
Honda Motor Co., Ltd. (Japan) Automobile Manufacturers	24,414	859,566
Bayerische Motoren Werke (BMW) AG (Germany) Automobile Manufacturers	6,536	824,912
Daimler AG (Germany) Automobile Manufacturers	8,626	815,078
Continental AG (Germany) Auto Parts & Equipment	255	61,187
		3,466,029
CONSUMER DURABLES & APPAREL - 8.9%
Kering (France) Apparel, Accessories & Luxury Goods	4,677	953,926
Cie Financiere Richemont SA (Switzerland) Apparel, Accessories & Luxury Goods	8,874	847,160
LVMH Moet Hennessy Louis Vuitton SA (France) Apparel, Accessories & Luxury Goods	4,120	748,937
Christian Dior SA (France) Apparel, Accessories & Luxury Goods	1,093	210,381
		2,760,404
	Shares	Value
MEDIA - 1.8%
Thomson Reuters Corp. (Canada) Publishing	7,116	$243,240
WPP PLC (UK) Advertising	7,622	157,180
Publicis Groupe SA (France) Advertising	1,616	146,023
		546,443
RETAILING - 1.0%
Hennes & Mauritz AB (H&M) - Class B (Sweden) Apparel Retail	7,687	327,796
		7,100,672
CONSUMER STAPLES - 15.7%
FOOD, BEVERAGE & TOBACCO - 12.0%
Diageo PLC (UK) Distillers & Vintners	29,863	926,519
Danone SA (France) Packaged Foods & Meats	11,955	845,367
Pernod Ricard SA (France) Distillers & Vintners	6,592	767,361
Nestle SA (Switzerland) Packaged Foods & Meats	8,617	648,643
Heineken Holdings NV (Netherlands) Brewers	8,545	551,674
		3,739,564
FOOD & STAPLES RETAILING - 3.7%
Tesco PLC (UK) Food Retail	174,742	860,564
Koninklijke Ahold NV (Netherlands) Food Retail	15,502	311,368
		1,171,932
		4,911,496
INDUSTRIALS - 15.5%
CAPITAL GOODS - 9.1%
CNH Industrial N.V. (Netherlands) (a) Construction Machinery & Heavy Trucks	79,722	916,523
SKF AB (Sweden) (c) Industrial Machinery	20,938	536,032
Atlas Copco AB, Series B (Sweden) Industrial Machinery	16,344	447,475
Smiths Group PLC (UK) Industrial Conglomerates	17,521	371,551
Koninklijke Philips NV (Netherlands) Industrial Conglomerates	8,752	307,511
Schindler Holding AG (Switzerland) Industrial Machinery	1,054	155,393
Wolseley PLC (UK) Trading Companies & Distributors	1,010	57,445
Geberit AG (Switzerland) Building Products	94	30,684
		2,822,614

See accompanying Notes to Financial Statements.

32 THE OAKMARK FUNDS

Oakmark International Fund  March 31, 2014 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 95.2% (continued)
INDUSTRIALS - 15.5% (continued)
COMMERCIAL & PROFESSIONAL SERVICES - 4.1%
Experian Group, Ltd. (Ireland) Research & Consulting Services	43,208	$778,687
Adecco SA (Switzerland) Human Resource & Employment Services	3,714	308,984
Secom Co., Ltd. (Japan) Security & Alarm Services	1,950	112,313
Meitec Corp. (Japan) (b) Research & Consulting Services	2,612	74,142
		1,274,126
TRANSPORTATION - 2.3%
Kuehne + Nagel International AG (Switzerland) Marine	5,222	730,726
		4,827,466
INFORMATION TECHNOLOGY - 7.3%
TECHNOLOGY HARDWARE & EQUIPMENT - 2.8%
Canon, Inc. (Japan) Technology Hardware, Storage & Peripherals	27,639	854,476
OMRON Corp. (Japan) Electronic Components	571	23,567
		878,043
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.6%
Samsung Electronics Co., Ltd. (South Korea) Semiconductors	629	794,104
SOFTWARE & SERVICES - 1.9%
SAP AG (Germany) Application Software	5,070	410,428
Check Point Software Technologies, Ltd. (Israel) (a) Systems Software	2,851	192,813
		603,241
		2,275,388
MATERIALS - 6.3%
Holcim, Ltd. (Switzerland) Construction Materials	10,104	836,652
Orica, Ltd. (Australia) (b) Commodity Chemicals	34,085	691,641
Givaudan SA (Switzerland) Specialty Chemicals	198	305,418
Akzo Nobel NV (Netherlands) Specialty Chemicals	1,645	134,261
		1,967,972
	Shares	Value
HEALTH CARE - 4.8%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 3.5%
GlaxoSmithKline PLC (UK) Pharmaceuticals	16,507	$437,978
Sanofi (France) Pharmaceuticals	3,307	344,800
Novartis AG (Switzerland) Pharmaceuticals	3,419	290,023
		1,072,801
HEALTH CARE EQUIPMENT & SERVICES - 1.3%
Olympus Corp. (Japan) (a) Health Care Equipment	12,970	413,431
		1,486,232
TOTAL COMMON STOCKS - 95.2% (COST $25,465,436)		29,681,117
	Par Value	Value
SHORT TERM INVESTMENTS - 4.4%
REPURCHASE AGREEMENT - 2.1%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 03/31/14 due 04/01/14, repurchase price $657,305, collateralized by a Federal Home Loan Bank Bond, 0.170% due 08/01/14, value plus accrued interest of $104,821, by Freddie Mac Discount Notes, 0.000% due 08/05/14 - 08/06/14, aggregate value plus accrued interest of $270,000, by a United States Treasury Bill, 0.000% due 08/14/14, value plus accrued interest of $29,985, by United States Treasury Notes, 0.250% - 0.375% due 08/31/14 - 11/15/14, aggregate value plus accrued interest of $265,650 (Cost: $657,305)	657,305	657,305
U.S. GOVERNMENT BILLS - 1.6%
United States Treasury Bills, 0.03% - 0.07%, due 04/03/14 - 04/24/14 (Cost $499,990)	500,000	499,990
COMMERCIAL PAPER - 0.7%
J.P. Morgan Securities LLC, 144A, 0.28% - 0.33%, due 06/19/14 - 07/17/14 (d) (e) (Cost $199,852)	200,000	199,898
TOTAL SHORT TERM INVESTMENTS - 4.4% (COST $1,357,147)		1,357,193

See accompanying Notes to Financial Statements.

oakmark.com 33

Oakmark International Fund  March 31, 2014 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
TOTAL INVESTMENTS - 99.6% (COST $26,822,583)		$31,038,310
Foreign Currencies (Cost $13,406) - 0.0% (f)		13,362
Other Assets In Excess of Liabilities - 0.4%		124,524
TOTAL NET ASSETS - 100.0%		$31,176,196

(a)  Non-income producing security

(b)  See Note 5 in the Notes to Financial Statements regarding investments in affiliated issuers.

(c)  A portion of the security out on loan.

(d)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(e)  See Note 1 in the Notes to Financial Statements regarding restricted securities. These securities may be resold subject to restrictions on resale under federal securities law.

(f)  Amount rounds to less than 0.1%.

See accompanying Notes to Financial Statements.

34 THE OAKMARK FUNDS

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oakmark.com 35

Oakmark International Small Cap Fund  March 31, 2014

Summary Information

VALUE OF A $10,000 INVESTMENT

Since 03/31/04 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/14)[3]
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (11/01/95)
Oakmark International Small Cap Fund (Class I)	2.26%	23.33%	8.16%	24.57%	9.98%	10.84%
MSCI World ex U.S. Small Cap Index	3.45%	21.12%	7.54%	21.51%	8.41%	N/A
MSCI World ex U.S. Index[13]	0.75%	16.46%	6.27%	15.88%	6.71%	5.85%
Lipper International Small Cap Funds Index[17]	2.49%	22.33%	9.72%	22.51%	10.06%	N/A

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. Performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Fund does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase. To obtain the most recent month-end performance data, visit oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Julius Baer Group, Ltd.	3.8
Sugi Holdings Co., Ltd.	3.2
Kaba Holding AG	3.0
DGB Financial Group, Inc.	2.8
Incitec Pivot, Ltd.	2.7
MTU Aero Engines AG	2.7
Fugro N.V.	2.7
Totvs SA	2.7
Atea ASA	2.7
Premier Farnell PLC	2.5
SECTOR ALLOCATION	% of Net Assets
Industrials	29.7
Information Technology	16.4
Financials	12.0
Consumer Discretionary	11.9
Consumer Staples	9.6
Materials	5.6
Energy	4.2
Health Care	3.7
Short-Term Investments and Other	6.9
FUND STATISTICS
Ticker	OAKEX
Inception	11/01/95
Number of Equity Holdings	58
Net Assets	$2.9 billion
Benchmark	MSCI World ex U.S. Small Cap Index
Weighted Average Market Cap	$3.1 billion
Median Market Cap	$2.1 billion
Portfolio Turnover (for the 6-months ended 03/31/14)	18%
Expense Ratio - Class I (as of 09/30/13)	1.35%
GEOGRAPHIC ALLOCATION
% of Equity
Europe	58.8
Switzerland	16.0
U.K.	13.7
France*	6.9
Germany*	6.0
Italy*	5.9
Netherlands*	3.1
Norway	2.9
Finland*	2.3
Denmark	1.5
Greece*	0.3
Sweden	0.2
% of Equity
Asia	22.5
Japan	15.3
South Korea	5.5
Hong Kong	1.7
Australasia	12.3
Australia	11.2
New Zealand	1.1
Latin America	2.9
Brazil	2.9
Middle East	1.8
Israel	1.8
North America	1.7
United States	1.4
Canada	0.3

*  Euro currency countries comprise 24.5% of equity investments

36 THE OAKMARK FUNDS

Oakmark International Small Cap Fund  March 31, 2014

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakex@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakex@oakmark.com

The Oakmark International Small Cap Fund returned 2.3% for the quarter ended March 31, 2014, underperforming the MSCI World ex U.S. Small Cap Index16, which returned 3.5% for the same period. Holdings in Japan contributed most to the Fund's quarterly return, while Swiss and Australian names were the largest detractors.

The top contributing stock for the quarter was French company Altran Technologies. Altran provides a range of outsourced consulting services, categorized into four main areas: information systems, mechanical engineering, systems engineering and managing product lifecycles. Altran's fiscal 2013 revenues increased a modest 2% year-over-year, which was in line with our expectations; however, revenue trends accelerated during the second half of 2013, positioning the company for better growth in 2014. More importantly, Altran continues to improve how it uses its employees. Its invoicing rates improved in the 4th quarter up from the prior year's 4th quarter period, and they surpassed 86% in November for the first time. Higher invoicing rates are necessary for Altran to narrow the gap between its margins and the margins of its best-in-class peers. Assuming these positive trends continue in 2014, we expect Altran will report another year of margin improvement.

A large detractor from the Fund's performance for the past quarter was Hengdeli Holdings, the large luxury watch retailer in the greater China region. The company recently reported weaker than expected results due to lower demand for luxury watches in China and Hong Kong in 2013. After reporting a number of years of double-digit growth, the luxury watch market was flat year-over-year in 2013. This slowdown is a result of a government crack-down on gifting as well as weakening macro trends in China. While the high end of the market remains under pressure, demand seems to be improving in the mid-end segment, where Hengdeli is more heavily exposed. We believe that Hengdeli's results will begin to improve when demand in China recovers more broadly, which we expect to occur within the next few years as a result of the significant wealth creation still occurring in China today.

Portfolio Activity

We added a new Japanese security to the Fund this quarter, Hakuhodo DY Holdings, Japan's second-largest advertising agency. Hakuhodo has offices in more than 15 countries, including approximately 14% of the market share of Japan. It consists of three advertising businesses that offer a wide range of services to client advertisers and media companies. During the quarter, we sold Square Enix Holdings, Takata, and NORMA Group.

Geographically, we ended the quarter with 21% of our holdings in Asia, 55% in Europe and 11% in Australasia. The remaining positions are in North America, Latin America and the Middle East.

Because we continue to believe that some global currencies are overvalued, we maintained hedge positions on four currency exposures. At the recent quarter end, we had hedged 26% of the Fund's Australian dollar, 42% of the Norwegian krone, 36% of the Swiss franc and 16% of the Swedish krona exposures.

Our team continues to focus on finding attractive, undervalued international companies with management teams dedicated to building shareholder value. We thank you for your support.

oakmark.com 37

Oakmark International Small Cap Fund  March 31, 2014 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 93.1%
INDUSTRIALS - 29.7%
CAPITAL GOODS - 17.0%
MTU Aero Engines AG (Germany) Aerospace & Defense	846	$78,578
Sulzer AG (Switzerland) Industrial Machinery	509	69,914
Konecranes OYJ (Finland) (b) Industrial Machinery	1,901	60,566
Morgan Advanced Materials PLC (UK) Industrial Machinery	9,879	58,975
Rheinmetall AG (Germany) Industrial Conglomerates	724	50,925
Saft Groupe SA (France) (c) Electrical Components & Equipment	1,380	48,228
Prysmian SpA (Italy) Electrical Components & Equipment	1,305	32,461
Bucher Industries AG (Switzerland) Construction Machinery & Heavy Trucks	88	29,971
Travis Perkins PLC (UK) Trading Companies & Distributors	883	27,746
Interpump Group SpA (Italy) Industrial Machinery	1,344	20,705
Wajax Corp. (Canada) Trading Companies & Distributors	263	8,702
		486,771
COMMERCIAL & PROFESSIONAL SERVICES - 7.9%
Kaba Holding AG (Switzerland) Security & Alarm Services	181	86,567
Michael Page International PLC (UK) Human Resource & Employment Services	7,509	61,439
gategroup Holding AG (Switzerland) (a) (c) Diversified Support Services	1,640	48,235
SThree PLC (UK) Human Resource & Employment Services	2,961	19,744
Cision AB (Sweden) Research & Consulting Services	628	5,917
Randstad Holding N.V. (Netherlands) Human Resource & Employment Services	75	4,415
		226,317
TRANSPORTATION - 4.8%
Panalpina Welttransport Holding AG (Switzerland) Air Freight & Logistics	300	46,037
DSV AS (Denmark) Trucking	1,284	41,429
Freightways, Ltd. (New Zealand) Air Freight & Logistics	7,133	29,962
BBA Aviation PLC (UK) Airport Services	3,994	22,096
		139,524
		852,612
	Shares	Value
INFORMATION TECHNOLOGY - 16.4%
SOFTWARE & SERVICES - 10.4%
Totvs SA (Brazil) Systems Software	4,932	$77,388
Atea ASA (Norway) (c) IT Consulting & Other Services	6,963	76,461
Altran Technologies SA (France) (a) IT Consulting & Other Services	4,429	50,079
Alten, Ltd. (France) IT Consulting & Other Services	798	42,838
Capcom Co., Ltd. (Japan) Home Entertainment Software	1,652	31,342
Oracle Corp. Japan (Japan) Systems Software	430	19,458
		297,566
TECHNOLOGY HARDWARE & EQUIPMENT - 6.0%
Premier Farnell PLC (UK) Technology Distributors	18,390	71,711
Hirose Electric Co., Ltd. (Japan) Electronic Components	388	53,360
Orbotech, Ltd. (Israel) (a) (c) Electronic Equipment & Instruments	3,155	48,552
		173,623
		471,189
FINANCIALS - 12.0%
BANKS - 5.2%
DGB Financial Group, Inc. (South Korea) Regional Banks	5,557	80,398
BS Financial Group, Inc. (South Korea) Regional Banks	4,773	67,484
		147,882
DIVERSIFIED FINANCIALS - 4.9%
Julius Baer Group, Ltd. (Switzerland) Asset Management & Custody Banks	2,459	109,097
MLP AG (Germany) Asset Management & Custody Banks	4,568	30,330
		139,427
REAL ESTATE - 1.9%
LSL Property Services PLC (UK) (c) Real Estate Services	7,720	55,957
		343,266
CONSUMER DISCRETIONARY - 11.9%
AUTOMOBILES & COMPONENTS - 5.3%
Yamaha Motor Co., Ltd. (Japan) Motorcycle Manufacturers	4,081	65,035
Nifco, Inc. (Japan) Auto Parts & Equipment	1,765	49,862
Autoliv, Inc. (United States) Auto Parts & Equipment	364	36,517
		151,414

See accompanying Notes to Financial Statements.

38 THE OAKMARK FUNDS

Oakmark International Small Cap Fund  March 31, 2014 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
Common Stocks - 93.1% (continued)
CONSUMER DISCRETIONARY - 11.9% (continued)
RETAILING - 4.6%
Myer Holdings, Ltd. (Australia) Department Stores	25,834	$53,428
Hengdeli Holdings, Ltd. (Hong Kong) Specialty Stores	234,425	45,033
Carpetright PLC (UK) (a) Home Improvement Retail	3,168	31,823
		130,284
MEDIA - 1.4%
Asatsu-DK, Inc. (Japan) Advertising	1,405	29,025
Hakuhodo DY Holdings, Inc. (Japan) Advertising	1,589	11,086
		40,111
CONSUMER DURABLES & APPAREL - 0.6%
Vitec Group PLC (UK) (c) Consumer Electronics	1,745	17,778
		339,587
CONSUMER STAPLES - 9.6%
FOOD, BEVERAGE & TOBACCO - 6.4%
Treasury Wine Estates, Ltd. (Australia) Distillers & Vintners	19,798	64,813
Davide Campari-Milano SPA (Italy) Distillers & Vintners	7,371	60,421
Goodman Fielder, Ltd. (Australia) (c) Packaged Foods & Meats	100,890	57,543
		182,777
FOOD & STAPLES RETAILING - 3.2%
Sugi Holdings Co., Ltd. (Japan) Drug Retail	2,077	92,260
		275,037
MATERIALS - 5.6%
Incitec Pivot, Ltd. (Australia) Diversified Chemicals	28,737	78,886
Kansai Paint Co., Ltd. (Japan) Specialty Chemicals	3,662	52,332
Sika AG (Switzerland) Specialty Chemicals	4	17,302
Titan Cement Co. SA (Greece) (a) Construction Materials	229	8,021
Nihon Parkerizing Co., Ltd. (Japan) Specialty Chemicals	179	4,130
		160,671
	Shares	Value
ENERGY - 4.2%
Fugro NV (Netherlands) Oil & Gas Equipment & Services	1,266	$77,817
CGG (France) (a) Oil & Gas Equipment & Services	2,643	42,380
		120,197
HEALTH CARE - 3.7%
HEALTH CARE EQUIPMENT & SERVICES - 3.0%
Primary Health Care, Ltd. (Australia) Health Care Services	9,937	43,405
Amplifon S.p.A. (Italy) Health Care Distributors	6,356	42,821
		86,226
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.7%
Tecan Group AG (Switzerland) Life Sciences Tools & Services	173	20,755
		106,981
TOTAL COMMON STOCKS - 93.1% (COST $2,269,458)		2,669,540
	Par Value	Value
SHORT TERM INVESTMENTS - 6.8%
REPURCHASE AGREEMENT - 6.8%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 03/31/14 due 04/01/14, repurchase price $195,971, collateralized by Federal Home Loan Mortgage Corp. Bonds 0.500% - 5.250%, due 04/18/16 - 04/29/16, aggregate value plus accrued interest of $123,569 a Federal National Mortgage Association Bond 0.520% due 05/20/16, value plus accrued interest of $20,050, by a United States Treasury Note, 1.500%, due 06/30/16, value plus accrued interest of $56,276 (Cost: $195,971)	195,971	195,971
TOTAL SHORT TERM INVESTMENTS - 6.8% (COST $195,971)		195,971
TOTAL INVESTMENTS - 99.9% (COST $2,465,429)		2,865,511
Foreign Currencies (Cost $0) - 0.0% (d)		0 (e)
Other Assets In Excess of Liabilities - 0.1%		3,410
TOTAL NET ASSETS - 100.0%		$2,868,921

(a)  Non-income producing security

(b)  A portion of the security out on loan.

(c)  See Note 5 in Notes to Financial Statements regarding investments in affiliated issuers.

(d)  Amount rounds to less than 0.1%.

(e)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

oakmark.com 39

The Oakmark Funds

Statements of Assets and Liabilities—March 31, 2014 (Unaudited)

(in thousands except per share amounts)

	Oakmark Fund		Oakmark Select Fund		Oakmark Equity and Income Fund		Oakmark Global Fund
Assets
Investments in unaffiliated securities, at value (a)	$13,439,253		$4,809,830		$19,801,486		$3,411,215
Investments in affiliated securities, at value (b)	0		0		733,072		0
Foreign currency, at value (c)	0		0		0	(e)	1,522
Receivable for:
Securities sold	292,480		18,267		20,188		31,071
Fund shares sold	39,417		13,320		21,951		6,504
Dividends and interest from unaffiliated securities (Net of foreign tax withheld)	10,766		1,804		39,834		5,098
Dividends and interest from affiliated securities (Net of foreign tax withheld)	0		0		7		0
Forward foreign currency contracts	0		0		0		1,655
Tax reclaim from unaffiliated securities	0		0		3,431		1,123
Tax reclaim from affiliated securities	0		0		0		0
Total receivables	342,663		33,391		85,411		45,451
Other assets	62		42		91		38
Total assets	$13,781,978		$4,843,263		$20,620,060		$3,458,226
Liabilities and Net Assets
Payable for:
Securities purchased	$181,444		$9,486		$0		$53,787
Fund shares redeemed	105,921		1,894		16,343		1,717
Forward foreign currency contracts	0		0		0		0
Investment advisory fee	798		330		1,085		262
Other shareholder servicing fees	1,672		311		2,931		315
Transfer and dividend disbursing agent fees	231		109		222		102
Trustee fees	0	(e)	0	(e)	2		0	(e)
Deferred trustee compensation	1,254		1,104		1,080		523
Securities sold short, at value (d)	142,654		0		0		0
Other	846		348		2,082		294
Total liabilities	434,820		13,582		23,745		57,000
Net assets applicable to Fund shares outstanding	$13,347,158		$4,829,681		$20,596,315		$3,401,226
Analysis of Net Assets
Paid in capital	$8,606,883		$2,691,882		$14,086,516		$2,573,587
Accumulated undistributed net realized gain (loss) on investments, forward contracts, short sales and foreign currency transactions	210,092		393,223		1,143,753		63,395
Net unrealized appreciation on investments, forward contracts, short sales and foreign currency translation	4,510,418		1,745,669		5,338,262		776,687
Accumulated undistributed net investment income (Distributions in excess of net investment income)	19,765		(1,093)		27,784		(12,443)
Net assets applicable to Fund shares outstanding	$13,347,158		$4,829,681		$20,596,315		$3,401,226
Price of Shares
Net asset value, offering and redemption price per share: Class I	$65.10		$42.00		$33.23		$30.66
Class I—Net assets	$13,218,790		$4,812,395		$19,390,274		$3,358,259
Class I—Shares outstanding (Unlimited shares authorized)	203,065		114,580		583,481		109,518
Net asset value, offering and redemption price per share: Class II	$64.93		$41.69	(f)	$33.04		$29.93	(f)
Class II—Net assets	$128,368		$17,286		$1,206,041		$42,967
Class II—Shares outstanding (Unlimited shares authorized)	1,977		415		36,497		1,436
(a) Identified cost of investments in unaffiliated securities	$8,928,860		$3,064,164		$14,799,589		$2,636,192
(b) Identified cost of investments in affiliated securities	0		0		396,702		0
(c) Identified cost of foreign currency	0		0		0	(e)	1,528
(d) Identified proceeds of investments from securities sold short	$142,674		$0		$0		$0
(e) Amount rounds to less than $1,000.
(f) Net assets have been rounded for presentation purposes. The net asset value per share is as reported on March 31, 2014.

See accompanying Notes to Financial Statements.

40 THE OAKMARK FUNDS

	Oakmark Global Select Fund		Oakmark International Fund	Oakmark International Small Cap Fund
Assets
Investments in unaffiliated securities, at value (a)	$1,768,422		$29,711,118	$2,530,535
Investments in affiliated securities, at value (b)	0		1,327,192	334,976
Foreign currency, at value (c)	1,217		13,362	0	(e)
Receivable for:
Securities sold	0		34,393	3,292
Fund shares sold	5,078		130,940	20,264
Dividends and interest from unaffiliated securities (Net of foreign tax withheld)	2,089		115,386	11,381
Dividends and interest from affiliated securities (Net of foreign tax withheld)	0		4,684	1,722
Forward foreign currency contracts	775		6,883	0
Tax reclaim from unaffiliated securities	654		15,929	1,414
Tax reclaim from affiliated securities	0		54	0
Total receivables	8,596		308,269	38,073
Other assets	33		106	46
Total assets	$1,778,268		$31,360,047	$2,903,630
Liabilities and Net Assets
Payable for:
Securities purchased	$11,282		$160,223	$31,135
Fund shares redeemed	1,038		14,792	1,223
Forward foreign currency contracts	0		0	746
Investment advisory fee	135		2,040	238
Other shareholder servicing fees	124		3,532	519
Transfer and dividend disbursing agent fees	45		314	65
Trustee fees	0	(e)	5	2
Deferred trustee compensation	17		871	501
Securities sold short, at value (d)	0		0	0
Other	162		2,074	280
Total liabilities	12,803		183,851	34,709
Net assets applicable to Fund shares outstanding	$1,765,465		$31,176,196	$2,868,921
Analysis of Net Assets
Paid in capital	$1,438,479		$26,126,663	$2,409,906
Accumulated undistributed net realized gain (loss) on investments, forward contracts, short sales and foreign currency transactions	19,903		820,562	66,804
Net unrealized appreciation on investments, forward contracts, short sales and foreign currency translation	307,875		4,223,450	399,512
Accumulated undistributed net investment income (Distributions in excess of net investment income)	(792)		5,521	(7,301)
Net assets applicable to Fund shares outstanding	$1,765,465		$31,176,196	$2,868,921
Price of Shares
Net asset value, offering and redemption price per share: Class I	$16.76		$26.53	$17.67
Class I—Net assets	$1,765,465		$30,648,238	$2,865,436
Class I—Shares outstanding (Unlimited shares authorized)	105,321		1,155,274	162,197
Net asset value, offering and redemption price per share: Class II	$0		$26.65	$17.56	(f)
Class II—Net assets	$0		$527,958	$3,485
Class II—Shares outstanding (Unlimited shares authorized)	0		19,810	198
(a) Identified cost of investments in unaffiliated securities	$1,461,325		$25,499,955	$2,186,188
(b) Identified cost of investments in affiliated securities	0		1,322,628	279,241
(c) Identified cost of foreign currency	1,222		13,406	0	(e)
(d) Identified proceeds of investments from securities sold short	$0		$0	$0
(e) Amount rounds to less than $1,000.
(f) Net assets have been rounded for presentation purposes. The net asset value per share is as reported on March 31, 2014.

oakmark.com 41

The Oakmark Funds

Statements of Operations—March 31, 2014 (Unaudited)

(in thousands)

	Oakmark Fund	Oakmark Select Fund	Oakmark Equity and Income Fund	Oakmark Global Fund
Investment Income:
Dividends from unaffiliated securities	$94,686	$22,213	$99,951	$18,690
Dividends from affiliated securities	0	0	4,721	0
Interest income from unaffiliated securities	10	0	30,965	0
Interest income from affiliated securities	0	0	15	0
Security lending income	0	69	65	20
Foreign taxes withheld	(275)	(210)	0	(683)
Total investment income	94,421	22,072	135,717	18,027
Expenses:
Investment advisory fee	45,842	19,007	66,290	15,566
Transfer and dividend disbursing agent fees	666	290	525	292
Other shareholder servicing fees	5,298	1,395	7,451	1,146
Service fee—Class II	148	18	1,540	48
Reports to shareholders	366	137	443	93
Custody and accounting fees	271	112	488	317
Registration and blue sky expenses	415	117	234	119
Trustees fees	219	165	261	115
Legal fees	30	21	43	18
Audit fees	22	13	34	25
Interest expense	0	2	0	0
Other	165	120	235	116
Total expenses	53,442	21,397	77,544	17,855
Net Investment Income	$40,979	$675	$58,173	$172
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments	222,184	400,729	1,215,300	133,615
Affiliated investments	0	0	0	0
Unaffiliated in-kind transactions	0	0	0	0
Affiliated in-kind transactions	0	0	0	0
Securities sold short	(3,073)	(3,582)	0	0
Forward foreign currency contracts	0	0	0	(2,529)
Foreign currency transactions	0 (a)	0 (a)	(250)	68
Written options	(394)	(611)	0	0
Net realized gain	218,717	396,536	1,215,050	131,154
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	1,290,589	300,952	299,703	105,516
Affiliated investments	0	0	154,310	0
Securities sold short	20	0	0	0
Forward foreign currency contracts	0	0	0 (a)	1,376
Foreign currency translation	3	1	(13)	(64)
Net change in unrealized appreciation (depreciation)	1,290,612	300,953	454,000	106,828
Net realized and unrealized gain	1,509,329	697,489	1,669,050	237,982
Net increase in net assets resulting from operations	$1,550,308	$698,164	$1,727,223	$238,154

(a)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

42 THE OAKMARK FUNDS

	Oakmark Global Select Fund	Oakmark International Fund	Oakmark International Small Cap Fund
Investment Income:
Dividends from unaffiliated securities	$9,683	$231,905	$21,558
Dividends from affiliated securities	0	24,516	6,185
Interest income from unaffiliated securities	0	248	0
Interest income from affiliated securities	0	0	0
Security lending income	53	1,740	442
Foreign taxes withheld	(428)	(15,015)	(3,104)
Total investment income	9,308	243,394	25,081
Expenses:
Investment advisory fee	7,122	114,138	13,631
Transfer and dividend disbursing agent fees	109	1,142	171
Other shareholder servicing fees	504	11,813	1,549
Service fee—Class II	0	535	4
Reports to shareholders	38	769	128
Custody and accounting fees	129	4,287	506
Registration and blue sky expenses	154	998	125
Trustees fees	67	284	112
Legal fees	15	48	18
Audit fees	14	57	22
Interest expense	0	0	0
Other	102	259	108
Total expenses	8,254	134,330	16,374
Net Investment Income	$1,054	$109,064	$8,707
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments	26,236	1,154,732	103,130
Affiliated investments	0	(9,067)	(849)
Unaffiliated in-kind transactions	0	59,819	0
Affiliated in-kind transactions	0	1,446	0
Securities sold short	0	0	0
Forward foreign currency contracts	(3,004)	(10,401)	6,747
Foreign currency transactions	59	(967)	(145)
Written options	0	0	0
Net realized gain	23,291	1,195,562	108,883
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	100,160	63,037	5,816
Affiliated investments	0	67,896	23,114
Securities sold short	0	0	0
Forward foreign currency contracts	1,924	(4,311)	(8,135)
Foreign currency translation	(50)	(469)	133
Net change in unrealized appreciation (depreciation)	102,034	126,153	20,928
Net realized and unrealized gain	125,325	1,321,715	129,811
Net increase in net assets resulting from operations	$126,379	$1,430,779	$138,518

oakmark.com 43

The Oakmark Funds

Statements of Changes in Net Assets

(in thousands)

	Oakmark Fund
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013
From Operations:
Net investment income	$40,979	$67,589
Net realized gain (loss)	218,717	551,614
Net change in unrealized appreciation (depreciation)	1,290,612	1,432,261
Net increase in net assets from operations	1,550,308	2,051,464
Distributions to shareholders from:
Net investment income—Class I	(58,384)	(54,716)
Net investment income—Class II	(403)	(236)
Net realized gain—Class I	(472,633)	(218,081)
Net realized gain—Class II	(4,832)	(1,251)
Total distributions to shareholders	(536,252)	(274,284)
From Fund share transactions:
Proceeds from shares sold—Class I	2,417,771	3,641,054
Proceeds from shares sold—Class II	42,466	59,463
Reinvestment of distributions—Class I	485,482	253,015
Reinvestment of distributions—Class II	4,114	1,033
Payment for shares redeemed—Class I	(1,098,063)	(1,988,190)
Payment for shares redeemed—Class II	(21,493)	(15,531)
Net increase in net assets from Fund share transactions	1,830,277	1,950,844
Total increase in net assets	2,844,333	3,728,024
Net assets:
Beginning of period	10,502,825	6,774,801
End of period	$13,347,158	$10,502,825
Accumulated undistributed net investment income	$19,765	$44,545
Fund Share Transactions—Class I:
Shares sold	38,412	67,775
Shares issued in reinvestment of dividends	7,819	5,282
Less shares redeemed	(17,446)	(36,378)
Net increase in shares outstanding	28,785	36,679
Fund Share Transactions—Class II:
Shares sold	677	1,104
Shares issued in reinvestment of dividends	66	21
Less shares redeemed	(340)	(290)
Net increase in shares outstanding	403	835

See accompanying Notes to Financial Statements.

44 THE OAKMARK FUNDS

The Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Select Fund
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013
From Operations:
Net investment income	$675	$3,843
Net realized gain (loss)	396,536	275,803
Net change in unrealized appreciation (depreciation)	300,953	601,838
Net increase in net assets from operations	698,164	881,484
Distributions to shareholders from:
Net investment income—Class I	(4,243)	(2,753)
Net realized gain—Class I	(224,067)	(288,202)
Net realized gain—Class II	(788)	(1,091)
Total distributions to shareholders	(229,098)	(292,046)
From Fund share transactions:
Proceeds from shares sold—Class I	547,670	877,926
Proceeds from shares sold—Class II	3,538	9,007
Reinvestment of distributions—Class I	198,995	254,534
Reinvestment of distributions—Class II	526	622
Payment for shares redeemed—Class I	(346,290)	(804,315)
Payment for shares redeemed—Class II	(3,446)	(8,914)
Net increase in net assets from Fund share transactions	400,993	328,860
Total increase in net assets	870,059	918,298
Net assets:
Beginning of period	3,959,622	3,041,324
End of period	$4,829,681	$3,959,622
Accumulated undistributed net investment income (loss)	$(1,093)	$945
Fund Share Transactions—Class I:
Shares sold	13,625	26,233
Shares issued in reinvestment of dividends	5,088	8,384
Less shares redeemed	(8,655)	(23,787)
Net increase in shares outstanding	10,058	10,830
Fund Share Transactions—Class II:
Shares sold	88	271
Shares issued in reinvestment of dividends	14	21
Less shares redeemed	(87)	(260)
Net increase in shares outstanding	15	32

See accompanying Notes to Financial Statements.

oakmark.com 45

The Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Equity and Income Fund
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013
From Operations:
Net investment income	$58,173	$164,625
Net realized gain (loss)	1,215,050	1,688,704
Net change in unrealized appreciation (depreciation)	454,000	1,216,404
Net increase in net assets from operations	1,727,223	3,069,733
Distributions to shareholders from:
Net investment income—Class I	(90,716)	(164,075)
Net investment income—Class II	(1,788)	(7,829)
Net realized gain—Class I	(1,391,333)	(430,958)
Net realized gain—Class II	(91,024)	(31,084)
Total distributions to shareholders	(1,574,861)	(633,946)
From Fund share transactions:
Proceeds from shares sold—Class I	1,579,734	2,256,227
Proceeds from shares sold—Class II	119,217	210,649
Reinvestment of distributions—Class I	1,394,591	562,268
Reinvestment of distributions—Class II	83,122	34,450
Payment for shares redeemed—Class I	(1,948,448)	(4,763,063)
Payment for shares redeemed—Class II	(218,200)	(479,308)
Net increase (decrease) in net assets from Fund share transactions	1,010,016	(2,178,777)
Total increase in net assets	1,162,378	257,010
Net assets:
Beginning of period	19,433,937	19,176,927
End of period	$20,596,315	$19,433,937
Accumulated undistributed net investment income	$27,784	$86,444
Fund Share Transactions—Class I:
Shares sold	47,833	74,037
Shares issued in reinvestment of dividends	43,472	19,805
Less shares redeemed	(58,996)	(157,552)
Net increase (decrease) in shares outstanding	32,309	(63,710)
Fund Share Transactions—Class II:
Shares sold	3,634	7,025
Shares issued in reinvestment of dividends	2,603	1,219
Less shares redeemed	(6,642)	(15,913)
Net decrease in shares outstanding	(405)	(7,669)

See accompanying Notes to Financial Statements.

46 THE OAKMARK FUNDS

The Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Fund
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013
From Operations:
Net investment income	$172	$17,958
Net realized gain (loss)	131,154	232,367
Net change in unrealized appreciation (depreciation)	106,828	535,743
Net increase in net assets from operations	238,154	786,068
Distributions to shareholders from:
Net investment income—Class I	(77,230)	(33,109)
Net investment income—Class II	(893)	(430)
Net realized gain—Class I	(56,046)	0
Net realized gain—Class II	(740)	0
Total distributions to shareholders	(134,909)	(33,539)
From Fund share transactions:
Proceeds from shares sold—Class I	617,383	638,657
Proceeds from shares sold—Class II	5,884	5,701
Reinvestment of distributions—Class I	124,277	30,952
Reinvestment of distributions—Class II	1,513	402
Payment for shares redeemed—Class I	(365,664)	(593,418)
Payment for shares redeemed—Class II	(4,725)	(11,347)
Redemption fees—Class I	0	0 (a)
Redemption fees—Class II	0	0 (a)
Net increase in net assets from Fund share transactions	378,668	70,947
Total increase in net assets	481,913	823,476
Net assets:
Beginning of period	2,919,313	2,095,837
End of period	$3,401,226	$2,919,313
Accumulated undistributed net investment income (loss)	$(12,443)	$50,077
Fund Share Transactions—Class I:
Shares sold	20,487	24,401
Shares issued in reinvestment of dividends	4,256	1,363
Less shares redeemed	(12,203)	(24,162)
Net increase in shares outstanding	12,540	1,602
Fund Share Transactions—Class II:
Shares sold	201	221
Shares issued in reinvestment of dividends	53	18
Less shares redeemed	(160)	(463)
Net increase (decrease) in shares outstanding	94	(224)

(a)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

oakmark.com 47

The Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Select Fund
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013
From Operations:
Net investment income	$1,054	$8,181
Net realized gain (loss)	23,291	48,723
Net change in unrealized appreciation (depreciation)	102,034	183,532
Net increase in net assets from operations	126,379	240,436
Distributions to shareholders from:
Net investment income—Class I	(11,545)	(7,715)
Net realized gain—Class I	(22,884)	(4,628)
Total distributions to shareholders	(34,429)	(12,343)
From Fund share transactions:
Proceeds from shares sold—Class I	673,655	531,364
Reinvestment of distributions—Class I	28,754	10,639
Payment for shares redeemed—Class I	(188,657)	(166,160)
Net increase in net assets from Fund share transactions	513,752	375,843
Total increase in net assets	605,702	603,936
Net assets:
Beginning of period	1,159,763	555,827
End of period	$1,765,465	$1,159,763
Accumulated undistributed net investment income (loss)	$(792)	$10,490
Fund Share Transactions—Class I:
Shares sold	41,380	37,392
Shares issued in reinvestment of dividends	1,796	865
Less shares redeemed	(11,662)	(12,176)
Net increase in shares outstanding	31,514	26,081

See accompanying Notes to Financial Statements.

48 THE OAKMARK FUNDS

The Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Fund
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013
From Operations:
Net investment income	$109,064	$236,944
Net realized gain (loss)	1,195,562	905,068
Net change in unrealized appreciation (depreciation)	126,153	3,668,131
Net increase in net assets from operations	1,430,779	4,810,143
Distributions to shareholders from:
Net investment income—Class I	(443,291)	(218,798)
Net investment income—Class II	(6,083)	(4,980)
Net realized gain—Class I	(298,172)	0
Net realized gain—Class II	(4,929)	0
Total distributions to shareholders	(752,475)	(223,778)
From Fund share transactions:
Proceeds from shares sold—Class I	7,697,996	12,816,063
Proceeds from shares sold—Class II	197,346	188,732
Reinvestment of distributions—Class I	596,808	199,670
Reinvestment of distributions—Class II	7,279	3,133
Payment for shares redeemed—Class I	(2,198,563)	(2,612,687)
Payment for shares redeemed—Class II	(75,806)	(143,384)
Net increase in net assets from Fund share transactions	6,225,060	10,451,527
Total increase in net assets	6,903,364	15,037,892
Net assets:
Beginning of period	24,272,832	9,234,940
End of period	$31,176,196	$24,272,832
Accumulated undistributed net investment income	$5,521	$352,716
Fund Share Transactions—Class I:
Shares sold	293,316	549,644
Shares issued in reinvestment of dividends	23,358	9,899
Less shares redeemed	(84,033)	(115,610)
Net increase in shares outstanding	232,641	443,933
Fund Share Transactions—Class II:
Shares sold	7,508	8,312
Shares issued in reinvestment of dividends	283	154
Less shares redeemed	(2,875)	(6,372)
Net increase in shares outstanding	4,916	2,094

See accompanying Notes to Financial Statements.

oakmark.com 49

The Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Small Cap Fund
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013
From Operations:
Net investment income	$8,707	$22,209
Net realized gain (loss)	108,883	104,169
Net change in unrealized appreciation (depreciation)	20,928	414,142
Net increase in net assets from operations	138,518	540,520
Distributions to shareholders from:
Net investment income—Class I	(77,487)	(24,448)
Net investment income—Class II	(104)	(36)
Total distributions to shareholders	(77,591)	(24,484)
From Fund share transactions:
Proceeds from shares sold—Class I	762,350	544,646
Proceeds from shares sold—Class II	970	1,226
Reinvestment of distributions—Class I	68,648	21,893
Reinvestment of distributions—Class II	38	14
Payment for shares redeemed—Class I	(280,932)	(353,631)
Payment for shares redeemed—Class II	(1,062)	(1,233)
Redemption fees—Class I	399	212
Redemption fees—Class II	1	0 (a)
Net increase in net assets from Fund share transactions	550,412	213,127
Total increase in net assets	611,339	729,163
Net assets:
Beginning of period	2,257,582	1,528,419
End of period	$2,868,921	$2,257,582
Accumulated undistributed net investment income (loss)	$(7,301)	$53,186
Fund Share Transactions—Class I:
Shares sold	44,058	36,156
Shares issued in reinvestment of dividends	4,096	1,601
Less shares redeemed	(16,312)	(24,243)
Net increase in shares outstanding	31,842	13,514
Fund Share Transactions—Class II:
Shares sold	56	82
Shares issued in reinvestment of dividends	2	1
Less shares redeemed	(62)	(84)
Net decrease in shares outstanding	(4)	(1)

(a)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

50 THE OAKMARK FUNDS

The Oakmark Funds

Notes to Financial Statements

1. SIGNIFICANT ACCOUNTING POLICIES

The following are the significant accounting policies of Oakmark Fund ("Oakmark"), Oakmark Select Fund ("Select"), Oakmark Equity and Income Fund ("Equity and Income"), Oakmark Global Fund ("Global"), Oakmark Global Select Fund ("Global Select"), Oakmark International Fund ("International"), and Oakmark International Small Cap Fund ("Int'l Small Cap"), collectively referred to as the "Funds," each a series of Harris Associates Investment Trust (the "Trust"), a Massachusetts business trust, organized on February 1, 1991, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund, other than Select and Global Select, is diversified in accordance with the 1940 Act. The following policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

Class disclosure

Each Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares are offered to the general public. Class II Shares are offered to certain retirement plans such as 401(k) and profit sharing plans. Class II Shares pay a service fee at the annual rate of up to 0.25% of average net assets of Class II Shares of the Funds. This service fee is paid to a third-party administrator for performing the services associated with the administration of such retirement plans. Class I Shares do not have such an associated service fee. Global Select had no outstanding Class II shares during the six-month period ended March 31, 2014.

Income, realized and unrealized capital gains and losses, and expenses of the Funds not directly attributable to a specific class of shares are allocated to each class pro rata based on the relative net assets of each class. Transfer and dividend disbursing agent fees and other shareholder servicing fees are specific to each class.

Redemption fees

Int'l Small Cap imposes a short-term trading fee on redemptions of shares held for 90 days or less to help offset two types of costs to the Fund caused by abusive trading: portfolio transaction and market impact costs associated with erratic redemption activity and administrative costs associated with processing redemptions. The fee is paid to the Fund and is 2% of the redemption value and is deducted from either the redemption proceeds or from the balance in the account. The "first-in, first-out" ("FIFO") method is used to determine the holding period. The Funds may approve the waiver of redemption fees on certain types of accounts held through intermediaries, pursuant to the Funds' policies and procedures.

Security valuation

The Funds' share prices or net asset values ("NAVs") are calculated as of the close of regular session trading (usually 4:00 pm Eastern time) on the New York Stock Exchange ("NYSE") on any day on which the NYSE is open for trading. Equity securities principally traded on securities exchanges in the United States and over-the-counter securities are valued at the last sales price or the official closing price on the day of valuation, or lacking any reported sales that day, at the most recent bid quotation. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market. Equity securities principally traded on securities exchanges outside the United States are valued, depending on local convention or regulation, at the last sales price, the last bid or asked price, the mean between the last bid and asked prices, or the official closing price, or are based on a pricing composite as of the close of the regular trading hours on the appropriate exchange or other designated time. Each long-term debt instrument is valued at the latest bid quotation or an evaluated price provided by an independent pricing service. The pricing service may use standard inputs such as benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. For certain security types additional inputs may be used or some of the standard inputs may not be applicable. Additionally, the pricing service monitors market indicators and industry and economic events, which may serve as a trigger to gather and possibly use additional market data. Each short-term debt instrument (i.e., debt instruments whose maturities or expiration dates at the time of acquisition are one year or less) or money market instrument maturing in 61 days or more from the date of valuation is valued at the latest bid quotation or an evaluated price provided by an independent pricing service. Each short-term instrument maturing in 60 days or less from the date of valuation is valued at amortized cost, which approximates market value. Options are valued at the last reported sales price on the day of valuation or, lacking any reported sale price on the valuation date, at the mean of the most recent bid and asked quotations or, if the mean is not available, at the most recent bid quotation.

Securities for which quotations are not readily available or securities that may have been affected by a significant event occurring between the close of a foreign market and the close of the NYSE are valued at fair value, determined by or under the direction of the pricing committee authorized by the Board of Trustees. A significant event may include the performance of U.S. markets since the close of foreign markets. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign securities in order to adjust local closing prices for information or events that may occur between the close of certain foreign exchanges and the close of the NYSE.

Fair value measurement

Various inputs are used in determining the value of each Fund's investments. These inputs are prioritized into three broad levels as follows:

Level 1—quoted prices in active markets for identical securities

oakmark.com 51

The Oakmark Funds

Notes to Financial Statements (continued)

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, and others)

Level 3—significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from independent sources, and unobservable inputs reflect the Funds' own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.

The Funds recognize transfers between level 1 and 2 at the end of the reporting cycle. At March 31, 2014 there were no transfers between levels.

The following is a summary of the inputs used as of March 31, 2014 in valuing each Fund's assets and liabilities. Except for the industries or investment types separately stated below, the total amounts for common stocks, fixed-income and short-term investments in the table below are presented by industry or investment type in each Fund's Schedule of Investments. Information on forward foreign currency contracts is presented by contract in the notes following the below summary:

(in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
	Oakmark
Common Stocks	$12,524,745	$0	$0
Common Stock Sold Short	(142,654)	0	0
Short Term Investments	0	914,508	0
Total	$12,382,091	$914,508	$0
	Select
Common Stocks	$4,440,209	$0	$0
Short Term Investments	0	369,621	0
Total	$4,440,209	$369,621	$0
	Equity and Income
Common Stocks	$13,468,864	$0	$0
Government and Agency Securities	0	1,825,792	0
Corporate Bonds	0	592,860	0
Asset Backed Securities	0	11,533	0
Convertible Bonds	0	841	0
Short Term Investments	0	4,634,668	0
Total	$13,468,864	$7,065,694	$0
	Global
Common Stocks	$3,364,918	$0	$0
Short Term Investments	0	46,297	0
Forward Foreign Currency Contracts—Assets	0	2,697	0
Forward Foreign Currency Contracts—Liabilities	0	(1,042)	0
Total	$3,364,918	$47,952	$0
	Global Select
Common Stocks	$1,688,580	$0	$0
Short Term Investments	0	79,842	0
Forward Foreign Currency Contracts—Assets	0	775	0
Total	$1,688,580	$80,617	$0

52 THE OAKMARK FUNDS

The Oakmark Funds

Notes to Financial Statements (continued)

(in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
	International
Common Stocks	$29,681,117	$0	$0
Short Term Investments	0	1,357,193	0
Forward Foreign Currency Contracts—Assets	0	27,851	0
Forward Foreign Currency Contracts—Liabilities	0	(20,968)	0
Total	$29,681,117	$1,364,076	$0
	Int'l Small Cap
Common Stocks	$2,669,540	$0	$0
Short Term Investments	0	195,971	0
Forward Foreign Currency Contracts—Assets	0	2,262	0
Forward Foreign Currency Contracts—Liabilities	0	(3,008)	0
Total	$2,669,540	$195,225	$0

Offsetting assets and liabilities

During the current reporting period, the Funds adopted the new disclosure requirements under Accounting Standards Update No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"), issued by the Financial Accounting Standards Board. ASU 2011-11 requires entities to disclose gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. This disclosure is limited to derivative instruments, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions.

At period end, certain Funds held open forward foreign currency contracts that were subject to a foreign exchange settlement and netting agreement with the same counterparty. The agreement includes provisions for general obligations, representations and certain events of default or termination. The agreement includes provisions for netting arrangements that may reduce credit risk and counterparty risk associated with relevant transactions, in the event a counterparty fails to meet its obligations. The net recognized assets or liabilities related to open forward foreign currency contracts are presented in the Statements of Assets and Liabilities. The gross recognized assets (appreciation) and liabilities (depreciation) by contract are presented in the table included in the Forward foreign currency contracts section of Note 1 to Financial Statements.

At period end, each of the Funds held investments in repurchase agreements. The gross value of these investments and the value of the related collateral are presented in each Fund's Schedule of Investments. The value of the related collateral for each Fund exceeded the value of the repurchase agreements held at period end.

The value of the securities on loan and the value of the related collateral as of period end, if any, are included in the Securities lending section of Note 1 to Financial Statements. The value of the related collateral for each applicable Fund exceeded the value of the securities on loan at period end.

Foreign currency translations

Certain Funds invest in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at current exchange rates obtained by a recognized bank, dealer, or independent pricing service on the day of valuation. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments in the Statements of Operations. Net realized gains and losses on foreign currency transactions arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and tax reclaims recorded and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions in the Statements of Operations. Unrealized gains and losses arising from changes in the fair value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates are included in net change in unrealized appreciation (depreciation) on foreign currency translation in the Statements of Operations.

Forward foreign currency contracts

Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds' transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The

oakmark.com 53

The Oakmark Funds

Notes to Financial Statements (continued)

measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued at the current day's interpolated foreign exchange rates. Unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the end of the period is included in the Statements of Assets and Liabilities. Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the period are included in the Statements of Operations.

At March 31, 2014 Global, Global Select, International, and Int'l Small Cap held forward foreign currency contracts, which are considered derivative instruments, each whose counterparty is State Street Bank and Trust Company ("State Street"), as follows (in thousands):

Global

	Local Contract Amount	Settlement Date	Valuation at 3/31/14	Unrealized Appreciation/ (Depreciation)
	Foreign Currency Sold:
Australian Dollar	28,600	09/17/14	$26,213	$(1,042)
Swiss Franc	184,500	12/17/14	209,250	2,697
			$235,463	$1,655

During the period ended March 31, 2014 the proceeds from forward foreign currency contracts opened for Global were $299,387 and the cost to close or settle contracts was $287,586 (in thousands).

Global Select

	Local Contract Amount	Settlement Date	Valuation at 3/31/14	Unrealized Appreciation/ (Depreciation)
	Foreign Currency Sold:
Swiss Franc	53,000	12/17/14	$60,110	$775
			$60,110	$775

During the period ended March 31, 2014 the proceeds from forward foreign currency contracts opened for Global Select were $83,728 and the cost to close or settle contracts was $77,551 (in thousands).

International

	Local Contract Amount	Settlement Date	Valuation at 3/31/14	Unrealized Appreciation/ (Depreciation)
	Foreign Currency Bought:
Swedish Krona	350,000	06/18/14	$54,010	$630
			$54,010	$630
	Foreign Currency Sold:
Australian Dollar	473,600	09/17/14	$434,076	$(17,261)
Swedish Krona	2,100,000	06/18/14	324,063	(3,707)
Swedish Krona	442,000	06/18/14	68,208	322
Swiss Franc	1,840,000	12/17/14	2,086,829	26,899
			$2,913,176	$6,253

During the period ended March 31, 2014 the proceeds from forward foreign currency contracts opened for International were $3,298,356 and the cost to close or settle contracts was $2,398,430 (in thousands).

54 THE OAKMARK FUNDS

The Oakmark Funds

Notes to Financial Statements (continued)

Int'l Small Cap

	Local Contract Amount	Settlement Date	Valuation at 3/31/14	Unrealized Appreciation/ (Depreciation)
	Foreign Currency Bought:
Swedish Krona	2,550	06/18/14	$394	$5
			$394	$5
	Foreign Currency Sold:
Australian Dollar	82,200	09/17/14	$75,340	$(2,996)
Norwegian Krone	194,200	06/18/14	32,334	275
Swedish Krona	7,000	06/18/14	1,080	(12)
Swedish Krona	1,780	06/18/14	275	1
Swiss Franc	135,500	12/17/14	153,677	1,981
			$262,706	$(751)

During the period ended March 31, 2014 the proceeds from forward foreign currency contracts opened for Int'l Small Cap were $296,495 and the cost to close or settle contracts was $242,747 (in thousands).

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Discount is accreted and premium is amortized on long-term fixed income securities using the yield-to-maturity method. Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates. Net realized gains and losses on investments are determined by the specific identification method.

Short sales

Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or loss, unlimited in size, will be recognized upon the termination of the short sale. At March 31, 2014 Oakmark had an open short sale.

When-issued or delayed-delivery securities

Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the Adviser deems it advisable for investment reasons.

Accounting for options

When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current fair value. Options written by the Fund do not give rise to counterparty credit risk, as they obligate the Fund, not its counterparties, to perform.

When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current fair value of the option purchased. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risks associated with purchasing put and call options are potential loss of the premium paid and, in the instances of OTC derivatives, the failure of the counterparty to honor its obligation under the contract.

oakmark.com 55

The Oakmark Funds

Notes to Financial Statements (continued)

Transactions in written option contracts during the period ended March 31, 2014 for Oakmark and Select are as follows:

Oakmark

	Number of Contracts	Premiums
Options outstanding at September 30, 2013	0	$0
Options written	200	56,419
Options bought back	(200)	(56,419)
Options outstanding at March 31, 2014	0	$0

Select

	Number of Contracts	Premiums
Options outstanding at September 30, 2013	0	$0
Options written	310	87,455
Options bought back	(310)	(87,455)
Options outstanding at March 31, 2014	0	$0

Committed line of credit

The Trust has an unsecured committed line of credit (the "Facility") with State Street in the amount of $500 million. Borrowings under that arrangement bear interest at 1.25% above the greater of the Federal Funds Effective Rate or LIBOR, as defined in the credit agreement. To maintain the Facility, an annualized commitment fee of 0.08% on the unused portion is charged to the Trust. Fees and interest expense, if any, related to the Facility are included in other expenses in the Statements of Operations. There were no borrowings under the Facility during the period ended March 31, 2014.

Expense offset arrangement

State Street serves as custodian of the Funds. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances each Fund maintains with State Street. Credit balances used to reduce the Funds' custodian fees, if any, are reported as a reduction of total expenses in the Statements of Operations. During the period ended March 31, 2014 none of the Funds received an expense offset credit.

Repurchase agreements

Each Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price.

The Funds' custodian receives delivery of the underlying securities collateralizing repurchase agreements. It is the Funds' policy that the value of the collateral be at least equal to 102% of the repurchase price, including interest. Harris Associates L.P. (the "Adviser") is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

Security lending

Each Fund, except Oakmark, may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash, cash equivalents or U.S. Treasurys maintained on a current basis in an amount at least equal to the fair value of the securities loaned by the Fund. Collateral is marked to market and monitored daily. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives an additional return that may be in the form of a fixed fee or a percentage of the earnings on the collateral. The Fund has the right to call the loan and attempt to obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. In addition, there could be a decline in the value of the collateral or in the fair value of the securities loaned while the Fund seeks to enforce its rights thereto, and the Fund could experience subnormal levels of income or lack of access to income during that period.

At March 31, 2014 International and Int'l Small Cap had securities on loan with a value of $322,612,323, and $23,309,867 respectively, and held as collateral for the loans U.S. Treasury securities with a value of $350,759,466 and $24,479,766 respectively.

Restricted securities

The following investments, the sales of which are subject to restrictions on resale under federal securities laws, have been valued in good faith according to the securities valuation procedures established by the Board of Trustees (as stated in the Security valuation section) since their acquisition dates.

56 THE OAKMARK FUNDS

The Oakmark Funds

Notes to Financial Statements (continued)

At March 31, 2014 Equity and Income and International held the following restricted securities:

Equity and Income

Par Value (000)	Security Name	Acquisition Date	Carrying Value	Original Cost	Value (000)	Percentage of Net Assets
$2,925	Activision Blizzard, Inc., 144A, 5.625%, due 09/15/21	01/31/14	$107.0000	$103.7500	$3,130	0.02%
1,950	Activision Blizzard, Inc., 144A, 5.625%, due 09/15/21	01/31/14	107.0000	103.7500	2,086	0.01%
1,000	Activision Blizzard, Inc., 144A, 5.625%, due 09/15/21	09/12/13	107.0000	100.0000	1,070	0.01%
2,505	Activision Blizzard, Inc., 144A, 6.125%, due 09/15/23	02/06/14	108.8750	104.7500	2,727	0.01%
2,000	Activision Blizzard, Inc., 144A, 6.125%, due 09/15/23	09/17/13	108.8750	101.6250	2,178	0.01%
1,000	Activision Blizzard, Inc., 144A, 6.125%, due 09/15/23	09/12/13	108.8750	100.0000	1,089	0.01%
40,000	BMW US Capital LLC, 144A, 0.11%, due 06/09/14	03/14/14	99.9650	99.9734	39,986	0.20%
40,000	BMW US Capital LLC, 144A, 0.11%, due 06/17/14	03/14/14	99.9593	99.9710	39,984	0.20%
35,000	BMW US Capital LLC, 144A, 0.11%, due 06/04/14	03/12/14	99.9684	99.9743	34,989	0.17%
35,000	BMW US Capital LLC, 144A, 0.10%, due 06/11/14	03/13/14	99.9636	99.9750	34,987	0.17%
30,000	BMW US Capital LLC, 144A, 0.10%, due 04/11/14	02/11/14	99.9972	99.9836	29,999	0.15%
30,000	BMW US Capital LLC, 144A, 0.11%, due 06/02/14	03/14/14	99.9697	99.9756	29,991	0.15%
25,000	BMW US Capital LLC, 144A, 0.09%, due 04/10/14	02/20/14	99.9978	99.9878	24,999	0.12%
25,000	BMW US Capital LLC, 144A, 0.11%, due 04/15/14	01/21/14	99.9957	99.9743	24,999	0.12%
25,000	BMW US Capital LLC, 144A, 0.11%, due 04/16/14	01/21/14	99.9954	99.9740	24,999	0.12%
25,000	BMW US Capital LLC, 144A, 0.10%, due 05/08/14	02/25/14	99.9897	99.9800	24,998	0.12%
23,000	BMW US Capital LLC, 144A, 0.11%, due 06/10/14	03/14/14	99.9643	99.9731	22,992	0.11%
20,000	BMW US Capital LLC, 144A, 0.10%, due 04/11/14	02/11/14	99.9972	99.9836	19,999	0.10%
20,000	BMW US Capital LLC, 144A, 0.10%, due 04/14/14	02/11/14	99.9964	99.9828	19,999	0.10%
20,000	BMW US Capital LLC, 144A, 0.10%, due 04/15/15	02/11/14	99.9961	99.9825	19,999	0.10%
20,000	BMW US Capital LLC, 144A, 0.11%, due 05/14/14	02/26/14	99.9869	99.9765	19,997	0.10%
17,500	BMW US Capital LLC, 144A, 0.11%, due 06/10/14	03/11/14	99.9643	99.9722	17,494	0.09%
15,000	BMW US Capital LLC, 144A, 0.11%, due 04/14/14	01/31/14	99.9960	99.9777	14,999	0.07%
13,000	BMW US Capital LLC, 144A, 0.11%, due 05/22/14	02/28/14	99.9844	99.9746	12,998	0.06%
12,000	BMW US Capital LLC, 144A, 0.11%, due 05/12/14	02/28/14	99.9875	99.9777	11,998	0.06%
10,200	BMW US Capital LLC, 144A, 0.10%, due 06/06/14	03/11/14	99.9671	99.9758	10,197	0.05%
50,000	BP Capital Markets PLC, 144A, 0.11%, due 04/14/14	03/17/14	99.9962	99.9918	49,998	0.24%
28,000	BP Capital Markets PLC, 144A 0.09%, due 4/14/14	03/24/14	99.9968	99.9948	27,999	0.14%

oakmark.com 57

The Oakmark Funds

Notes to Financial Statements (continued)

Par Value (000)	Security Name	Acquisition Date	Carrying Value	Original Cost	Value (000)	Percentage of Net Assets
$11,450	Cabela's Master Credit Card Trust, 144A, 0.705%, due 10/15/19	10/20/11	$100.7239	$100.0000	$11,533	0.06%
30,800	Chevron Corp., 144A, 0.07%, due 04/01/2014	02/12/14	100.0000	99.9907	30,800	0.15%
250	CNO Financial Group, Inc., 144A, 6.375%, due 10/01/20	09/20/12	106.5000	100.0000	266	0.00%*
30,000	Credit Suisse Group AG, 144A, 7.50%, due 12/31/49	12/04/13	108.6250	100.0000	32,587	0.16%
30,000	General Mills Inc., 144A, 0.10%, due 04/03/14	03/27/14	99.9994	99.9981	30,000	0.15%
25,000	General Mills Inc., 144A, 0.10%, due 04/01/14	03/25/14	100.0000	99.9981	25,000	0.12%
25,000	General Mills Inc., 144A, 0.10%, due 04/02/14	03/26/14	99.9997	99.9981	25,000	0.12%
20,000	General Mills Inc., 144A, 0.10%, due 04/01/14	03/25/14	100.0000	99.9981	20,000	0.10%
20,000	General Mills Inc., 144A, 0.10%, due 04/03/14	03/27/14	99.9994	99.9981	20,000	0.10%
15,000	General Mills Inc., 144A, 0.10%, due 04/04/14	03/28/14	99.9992	99.9981	15,000	0.07%
34,400	General Motors Co., 144A, 4.875%, due 10/02/23	09/24/13	102.5000	100.0000	35,260	0.17%
5,000	General Motors Co., 144A, 4.875%, due 10/02/23	09/25/13	102.5000	99.0000	5,125	0.03%
2,000	General Motors Co., 144A, 4.875%, due 10/02/23	09/30/13	102.5000	97.5000	2,050	0.01%
29,525	General Motors Co., 144A, 3.50%, due 10/02/18	09/24/13	101.8750	100.0000	30,079	0.15%
10,000	GLP Capital, LP / GLP Financing II, Inc., 144A, 5.375%, due 11/01/23	10/23/13	102.7500	100.0000	10,275	0.05%
2,000	GLP Capital, LP / GLP Financing II, Inc., 144A, 5.375%, due 11/01/23	11/26/13	102.7500	98.2500	2,055	0.01%
10,000	GLP Capital, LP / GLP Financing II, Inc., 144A 4.875%, due 11/01/20	10/23/13	102.6250	100.0000	10,262	0.05%
5,000	GLP Capital, LP / GLP Financing II, Inc., 144A, 4.375%, due 11/01/18	10/23/13	102.6250	100.0000	5,131	0.02%
10,000	Howard Hughes Corp., 144A, 6.875%, due 10/01/21	09/27/13	108.0000	100.0000	10,800	0.05%
25,000	J.P. Morgan Securities LLC, 144A, 0.30%, due 06/19/14	12/19/13	99.9578	99.8492	24,989	0.12%
5,000	J.P. Morgan Securities LLC, 144A, 0.18%, 05/27/14	12/27/13	99.9720	99.9245	4,999	0.02%
50,000	Kellogg Co., 144A, 0.20%, due 05/23/14	03/07/14	99.9711	99.9589	49,986	0.24%
35,000	Kellogg Co., 144A, 0.20%, due 06/05/14	03/12/14	99.9494	99.9528	34,982	0.17%
25,000	Kellogg Co., 144A, 0.20%, due 05/28/14	03/11/14	99.9683	99.9572	24,992	0.12%
17,000	Kellogg Co., 144A, 0.13%, due 04/03/14	03/24/14	99.9993	99.9964	17,000	0.08%
17,000	Kellogg Co., 144A, 0.20% due 05/23/14	03/10/02	99.9711	99.9589	16,995	0.08%
10,300	Kellogg Co., 144A, 0.20%, due 05/23/14	03/19/14	99.9711	99.9639	10,297	0.05%
9,616	Kellogg Co., 144A, 0.15% due 04/03/14	03/19/14	99.9992	99.9938	9,616	0.05%
9,605	Live Nation Entertainment, Inc., 144A, 7.000%, due 09/01/20	08/15/12	109.3750	100.0000	10,505	0.05%
59,000	MetLife, Inc., 144A, 0.12%, due 05/19/14	03/03/14	99.9840	99.9743	58,991	0.29%

58 THE OAKMARK FUNDS

The Oakmark Funds

Notes to Financial Statements (continued)

Par Value (000)	Security Name	Acquisition Date	Carrying Value	Original Cost	Value (000)	Percentage of Net Assets
$50,000	MetLife, Inc., 144A, 0.12%, due 04/07/14	01/29/14	$99.9980	$99.9773	$49,999	0.24%
50,000	MetLife, Inc., 144A, 0.10%, due 04/23/14	03/18/14	99.9939	99.9900	49,997	0.24%
50,000	MetLife, Inc., 144A, 0.12%, due 05/28/14	03/19/14	99.9810	99.9767	49,991	0.24%
27,000	MetLife, Inc., 144A, 0.14%, due 06/18/14	03/03/14	99.9636	99.9584	26,990	0.13%
25,000	MetLife, Inc., 144A, 0.11%, due 04/08/14	01/24/14	99.9979	99.9774	24,999	0.12%
25,000	MetLife, Inc., 144A, 0.11%, due 04/08/14	01/30/14	99.9979	99.9792	24,999	0.12%
25,000	MetLife, Inc., 144A, 0.11%, due 04/09/14	01/30/14	99.9976	99.9789	24,999	0.12%
25,000	MetLife, Inc., 144A, 0.11%, due 04/29/14	03/10/14	99.9914	99.9847	24,998	0.12%
25,000	MetLife, Inc., 144A, 0.11%, due 05/07/14	03/25/14	99.9890	99.9869	24,997	0.12%
25,000	MetLife, Inc., 144A, 0.11%, due 05/27/14	03/24/14	99.9829	99.9804	24,996	0.12%
25,000	MetLife, Inc., 144A, 0.11%, due 05/27/14	03/26/14	99.9829	99.9811	24,996	0.12%
23,000	MetLife, Inc., 144A, 0.11%, due 05/07/14	03/20/14	99.9890	99.9853	22,998	0.11%
20,000	MetLife, Inc., 144A, 0.12%, due 06/03/14	03/19/14	99.9714	99.9747	19,994	0.10%
18,000	MetLife, Inc., 144A, 0.15%, due 05/05/14	12/31/13	99.9858	99.9479	17,997	0.09%
16,000	MetLife, Inc., 144A, 0.11%, due 05/12/14	03/03/14	99.9875	99.9786	15,998	0.08%
10,000	MetLife, Inc., 144A, 0.12% due 04/07/14	01/21/14	99.9980	99.9747	10,000	0.05%
10,000	Penn National Gaming, Inc., 144A, 5.875%, due 11/01/21	10/21/13	98.2500	100.0000	9,825	0.05%
2,455	Penn National Gaming, Inc., 144A, 5.875%, due 11/01/21	02/25/14	98.2500	97.7500	2,412	0.01%
2,445	Penn National Gaming, Inc., 144A, 5.875%, due 11/01/21	02/24/14	98.2500	97.7500	2,402	0.01%
2,000	Penn National Gaming, Inc., 144A, 5.875%, due 11/01/21	11/08/13	98.2500	99.0000	1,965	0.01%
1,595	Penn National Gaming, Inc., 144A, 5.875%, due 11/01/21	02/28/14	98.2500	97.7500	1,567	0.01%
950	Penn National Gaming, Inc., 144A, 5.875%, due 11/01/21	02/26/14	98.2500	97.7500	934	0.00%*
555	Penn National Gaming, Inc., 144A, 5.875%, due 11/01/21	02/06/14	98.2500	96.0000	545	0.00%*
50,000	Philip Morris International, Inc., 144A, 0.13%, due 05/01/14	02/10/14	99.9892	99.9711	49,995	0.24%
27,000	Philip Morris International, Inc., 144A, 0.10% due 05/15/14	02/18/14	99.9878	99.9761	26,997	0.13%
25,000	Philip Morris International, Inc., 144A, 0.13%, due 04/17/14	01/22/14	99.9942	99.9693	24,999	0.12%
25,000	Philip Morris International, Inc., 144A, 0.13%, due 04/21/14	01/22/14	99.9928	99.9679	24,998	0.12%
25,000	Philip Morris International, Inc., 144A, 0.13% due 04/22/14	01/22/14	99.9924	99.9675	24,998	0.12%
25,000	Philip Morris International, Inc., 144A, 0.13%, due 04/24/14	02/04/14	99.9917	99.9715	24,998	0.12%
25,000	Philip Morris International, Inc., 144A, 0.13%, due 04/25/14	02/14/14	99.9913	99.9747	24,998	0.12%

oakmark.com 59

The Oakmark Funds

Notes to Financial Statements (continued)

Par Value (000)	Security Name	Acquisition Date	Carrying Value	Original Cost	Value (000)	Percentage of Net Assets
$25,000	Philip Morris International, Inc., 144A, 0.13%, due 04/30/14	02/04/14	$99.9895	$99.9693	$24,997	0.12%
22,900	Philip Morris International, Inc., 144A, 0.14%, due 04/17/14	01/31/14	99.9938	99.9704	22,899	0.11%
1,000	Post Holdings, Inc., 144A, 6.75%, due 12/01/12	03/12/14	105.8750	105.7500	1,059	0.01%
2,000	Quiksilver, Inc. / QS Wholesale, Inc., 144A, 7.875%, due 08/01/18	07/11/13	108.7500	99.4830	2,175	0.01%
6,000	Scotiabank Peru SA, 144A, 4.50%, due 12/13/27	12/06/12	91.5000	100.0000	5,490	0.03%
2,725	Serta Simmons Holdings LLC, 144A, 8.125%, due 10/01/20	09/27/12	109.8750	99.8750	2,994	0.01%
2,265	Serta Simmons Holdings LLC, 144A, 8.125%, due 10/01/20	09/26/12	109.8750	99.0000	2,489	0.01%
6,820	Six Flags Entertainment Corp., 144A, 5.25%, due 01/15/21	12/11/12	100.7500	100.0000	6,871	0.03%
3,150	Six Flags Entertainment Corp., 144A, 5.25%, due 01/15/21	12/11/12	100.7500	101.0000	3,174	0.02%
25,000	Wellpoint, Inc., 144A 0.25%, due 04/04/14	01/06/14	99.9979	99.9389	24,999	0.12%
25,000	Wellpoint, Inc., 144A, 0.18%, due 05/06/14	03/13/14	99.9825	99.9730	24,996	0.12%
7,000	The William Carter Co., 144A, 5.25%, due 08/15/21	08/15/13	102.8750	101.0000	7,201	0.03%
7,000	The William Carter Co., 144A, 5.25%, due 08/15/21	09/10/13	102.8750	100.2500	7,201	0.03%
5,502	The William Carter Co., 144A, 5.25%, due 08/15/21	08/14/13	102.8750	101.2500	5,660	0.03%
5,000	The William Carter Co., 144A, 5.25%, due 08/15/21	08/13/13	102.8750	101.2500	5,144	0.02%
2,000	The William Carter Co., 144A, 5.25%, due 08/15/21	08/12/13	102.8750	101.3750	2,058	0.01%
1,400	The William Carter Co., 144A, 5.25%, due 08/15/21	08/26/13	102.8750	100.5000	1,440	0.01%
100	The William Carter Co., 144A, 5.25%, due 08/15/21	09/10/13	102.8750	100.0000	103	0.00%*
					$1,966,986	9.55%

International

Par Value (000)	Security Name	Acquisition Date	Carrying Value	Original Cost	Value (000)	Percentage of Net Assets
$100	J.P. Morgan Securities LLC, 144A, 0.28%, due 06/26/14	12/26/13	$99.9524	$99.8592	$99,952	0.32%
50	J.P. Morgan Securities LLC, 144A, 0.30%, due 06/19/14	12/19/13	99.9578	99.8492	49,979	0.16%
50	J.P. Morgan Securities LLC, 144A, 0.33%, due 07/17/14	12/19/13	99.9328	99.8142	49,967	0.16%
					$199,898	0.64%

*  Amount rounds to less than 0.01%

Federal income taxes

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required. There is no material liability for unrecognized tax benefits in the accompanying financial statements. Generally, each of the tax years in the four-year period ended September 30, 2013 remains subject to examination by taxing authorities.

60 THE OAKMARK FUNDS

The Oakmark Funds

Notes to Financial Statements (continued)

2.  TRANSACTIONS WITH AFFILIATES

Each Fund has an investment advisory agreement with the Adviser. For management services and facilities furnished, the Adviser receives from each Fund a monthly fee based on that Fund's net assets at the end of the preceding month. Annual fee rates are as follows:

Fund	Advisory Fees
Oakmark	1.00% up to $2 billion;
0.90% on the next $1 billion;
0.80% on the next $2 billion;
0.75% on the next $2.5 billion;
0.675% on the next $2.5 billion;
0.625% on the next $2.5 billion; and
0.620% over $12.5 billion
Select	1.00% up to $1 billion;
0.95% on the next $500 million;
0.90% on the next $500 million;
0.85% on the next $500 million;
0.80% on the next $2.5 billion;
0.75% on the next $5 billion; and
0.725% over $10 billion
Equity and Income	0.75% up to $5 billion;
0.70% on the next $2.5 billion;
0.675% on the next $2.5 billion;
0.65% on the next $2.5 billion;
0.60% on the next $3.5 billion;
0.585% on the next $5 billion;
0.5775% on the next $7 billion; and
0.5725% over $28 billion
Fund	Advisory Fees
Global	1.00% up to $2 billion; 0.95% on the next $2 billion; 0.90% on the next $4 billion; and 0.875% over $8 billion
Global Select	1.00% up to $2 billion; 0.95% on the next $1 billion; 0.875% on the next $4 billion; and 0.85% over $7 billion
International	1.00% up to $2 billion;
0.95% on the next $1 billion;
0.85% on the next $2 billion;
0.825% on the next $2.5 billion;
0.815% on the next $3.5 billion;
0.805% on the next $5.5 billion;
0.80% on the next $6.5 billion; and
0.795% over $23 billion
Int'l Small Cap	1.25% up to $500 million; 1.10% on the next $1 billion; 1.05% on the next $2 billion; 1.025% on the next $1.5 billion; and 1.00% over $5 billion

The Adviser is contractually obligated through January 31, 2015 to reimburse each Fund Class to the extent, but only to the extent, that its annualized expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs, but including fees paid to the Adviser) exceed the percent set forth below of average daily net assets of each Fund Class.

Fund	Class I	Class II
Oakmark	1.50%	1.75%
Select	1.50	1.75
Equity and Income	1.00	1.25
Global	1.75	2.00
Global Select	1.75	2.00
International	2.00	2.25
Int'l Small Cap	2.00	2.25

The Adviser is entitled to recoup from any Fund Class, in any fiscal year through September 30, 2018, amounts reimbursed to that Fund Class, except to the extent that the Fund Class already has paid such recoupment to the Adviser or such recoupment would cause the annual ordinary operating expenses of a Fund Class for that fiscal year to exceed the applicable limit stated above. As of March 31, 2014 there were no amounts subject to recoupment.

The Adviser and the Funds have entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and have agreed to compensate the intermediaries for providing those services. Certain of those services would be provided by the Funds if the shares of those customers were registered directly with the Funds' transfer agent. Accordingly, the Funds pay a portion of the intermediary fees pursuant to an agreement with the Adviser that calls for each Fund to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediary (which generally are a percentage of value of the shares held) not exceeding the lesser of 75% of the fees charged by the intermediary or what the Fund would have paid its transfer agent had each customer's shares been registered directly with the transfer agent instead of held through the intermediary. The Adviser pays the remainder of the fees. The fees incurred by the Funds are reflected as other shareholder servicing fees in the Statements of Operations.

The Independent Trustees of the Trust may participate in the Trust's Deferred Compensation Plan for Independent Trustees. Participants in the plan may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of a participant's deferral account is determined by reference to the change in value of Class I shares of one or more of the Funds or a money market fund as specified by the participant. Benefits would be payable after a stated number of years or retirement from the Board of Trustees. The accrued obligations of the Funds

oakmark.com 61

The Oakmark Funds

Notes to Financial Statements (continued)

under the plan are reflected as deferred Trustee compensation in the Statements of Assets and Liabilities. The change in the accrued obligations for the period is included in Trustees fees in the Statements of Operations. The Trust pays the compensation of the Trustees other than those affiliated with the Adviser and all expenses incurred in connection with their services to the Trust. The Trust does not provide any pension or retirement benefits to its Trustees.

The Funds reimburse the Adviser for a portion of the compensation paid to the Funds' Chief Compliance Officer ("CCO"). The CCO expenses incurred by the Funds are included in other expenses in the Statements of Operations.

3.  FEDERAL INCOME TAXES

At March 31, 2014 the cost of investments for federal income tax purposes and related composition of unrealized gains and losses for each Fund were as follows (in thousands):

Fund	Cost of Investments for Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Oakmark	$8,797,960	$4,510,520	$(11,881)	$4,498,639
Select	3,064,164	1,755,992	(10,326)	1,745,666
Equity and Income	15,196,290	5,361,287	(23,019)	5,338,268
Global	2,647,787	781,176	(17,748)	763,428
Global Select	1,462,567	310,124	(4,269)	305,855
International	26,949,136	4,369,094	(279,920)	4,089,174
Int'l Small Cap	2,488,526	468,247	(91,262)	376,985

At March 31, 2014 the components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation)) were as follows (in thousands):

	Undistributed Ordinary Income	Undistributed Long- Term Gain	Total Distributable Earnings
Oakmark	$21,029	$221,867	$242,896
Select	0	393,222	393,222
Equity and Income	68,759	1,103,831	1,172,590
Global	4,786	59,978	64,764
Global Select	8,823	12,323	21,146
International	304,516	655,960	960,476
Int'l Small Cap	1,606	80,734	82,340

During the six-month period ended March 31, 2014 and the year ended September 30, 2013 the tax character of distributions paid was as follows (in thousands):

	Period Ended March 31, 2014		Year Ended September 30, 2013
Fund	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain
Oakmark	$73,945	$462,307	$54,952	$219,332
Select	2,388	226,710	2,753	289,293
Equity and Income	92,503	1,482,358	171,904	462,042
Global	78,123	56,786	33,539	0
Global Select	11,545	22,884	7,715	4,628
International	449,374	303,101	223,778	0
Int'l Small Cap	77,591	0	24,484	0

On March 31, 2014 the Funds had temporary book/tax differences in undistributed earnings that were primarily attributable to trustee deferred compensation expenses, passive foreign investment companies, foreign currency contracts and deferrals of capital losses on wash sales. Temporary differences will reverse over time. The Funds have permanent differences in book/tax undistributed earnings primarily attributable to currency gains and losses, equalization debits, passive foreign investment companies, distribution re-designations, and in-kind transactions gains and losses. Permanent differences have been recorded in their respective component of the Analysis of Net Assets.

62 THE OAKMARK FUNDS

The Oakmark Funds

Notes to Financial Statements (continued)

4.  INVESTMENT TRANSACTIONS

For the six-month period ended March 31, 2014 transactions in investment securities (excluding short-term and U.S. Government securities) were as follows (in thousands):

	Oakmark	Select	Equity and Income	Global	Global Select	International	Int'l Small Cap
Purchases	$1,575,691	$766,183	$1,349,177	$783,388	$540,581	$10,060,631	$837,933
Proceeds from sales	429,143	797,728	3,594,088	534,611	80,743	4,737,921	420,496

Purchases at cost and proceeds from sales (in thousands) of long-term U.S. Government securities for the six-month period ended March 31, 2014 were $103,567 and $135,535, respectively, for Equity and Income.

For the six-month period ended March 31, 2014 the proceeds from in-kind sales including short-term securities (in thousands) were $142,021 for International. The table above excludes such in-kind transactions. Gains and losses on in-kind transactions are not taxable for federal income tax purposes.

5.  INVESTMENT IN AFFILIATED ISSUERS

Each of the companies listed below was considered to be an affiliate of a Fund because that Fund owned 5% or more of the company's voting securities during all or part of the six-month period ended March 31, 2014. Purchase and sale transactions and dividend and interest income earned during the period on these securities are set forth below (in thousands):

Schedule of Transactions with Affiliated Issuers

Equity and Income

Affiliates	Shares Held/ Par Value	Purchases (Cost)	Sales (Proceeds)	Dividend Income	Interest Income	Value September 30, 2013	Value March 31, 2014
Foot Locker, Inc.	7,711	$0	$0	$3,084	$0	$261,705	$362,253
Foot Locker, Inc., 8.50%, due 01/15/22	395	458	0	0	15	0	470
Lear Corp.	4,424	0	0	1,637	0	316,601	370,349
TOTALS		$458	$0	$4,721	$15	$578,306	$733,072

Schedule of Transactions with Affiliated Issuers

International

Affiliates	Shares Held	Purchases (Cost)	Sales (Proceeds)	Dividend Income	Value September 30, 2013	Value March 31, 2014
Meitec Corp.	2,612	$0	$5,268	$1,036	$80,693	$74,142
Orica, Ltd.	34,085	108,841	40,041	16,083	572,490	691,641
Willis Group Holdings PLC	12,722	12,458	2,638	7,397	541,829	561,409
TOTALS		$121,299	$47,947	$24,516	$1,195,012	$1,327,192

oakmark.com 63

The Oakmark Funds

Notes to Financial Statements (continued)

Schedule of Transactions with Affiliated Issuers

Int'l Small Cap

Affiliates	Shares Held	Purchases (Cost)	Sales (Proceeds)	Dividend Income	Value September 30, 2013	Value March 31, 2014
Atea ASA	6,963	$9,829	$0	$4,361	$63,525	$76,461
gategroup Holding AG (a)	1,640	0	0	0	41,984	48,235
Goodman Fielder, Ltd.	100,890	5,642	0	903	60,489	57,543
LSL Property Services PLC	7,720	12,605	0	921	44,805	55,957
Orbotech, Ltd. (a)	3,155	0	4,808	0	41,972	48,552
Saft Groupe SA	1,380	1,382	0	0	36,977	48,228
Vitec Group PLC (b)	1,745	0	5,085	0	24,417	17,778
TOTALS		$29,458	$9,893	$6,185	$314,169	$352,754

(a)  Non-income producing security.

(b)  Due to transactions during the six-month period ended March 31, 2014, the company is no longer an affiliate.

6. SUBSEQUENT EVENTS

Management has evaluated the possibility of subsequent events existing in the Funds' financial statements. Management has determined that there are no material events that would require adjustment or disclosure in the Funds' financial statements through the date of the publication of this report.

64 THE OAKMARK FUNDS

Oakmark Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Six Months Ended March 31, 2014	Year Ended September 30
	(Unaudited)	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$59.73	$48.97	$37.87	$38.36	$34.55	$35.31
Income From Investment Operations:
Net Investment Income	0.20	0.42 (a)	0.36 (a)	0.34 (a)	0.24	0.29 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	8.09	12.22	11.09	(0.58)	3.80	0.39
Total From Investment Operations	8.29	12.64	11.45	(0.24)	4.04	0.68
Less Distributions:
From Net Investment Income	(0.32)	(0.38)	(0.35)	(0.25)	(0.23)	(0.45)
From Capital Gains	(2.60)	(1.50)	0.00	0.00	0.00	(0.99)
Total Distributions	(2.92)	(1.88)	(0.35)	(0.25)	(0.23)	(1.44)
Redemption Fees	0.00	0.00	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$65.10	$59.73	$48.97	$37.87	$38.36	$34.55
Total Return	14.12%	26.75%	30.43%	-0.67%	11.74%	3.38%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$13,218.8	$10,409.0	$6,738.7	$4,512.5	$3,419.3	$3,144.2
Ratio of Expenses to Average Net Assets	0.89%†	0.95%	1.03%	1.04%	1.11%	1.23%
Ratio of Net Investment Income to Average Net Assets	0.69%†	0.78%	0.81%	0.82%	0.65%	1.06%
Portfolio Turnover Rate	4%	19%	27%	18%	24%	62%

Financial Highlights–Class II

For a share outstanding throughout each period

	Six Months Ended March 31, 2014	Year Ended September 30
	(Unaudited)	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$59.58	$48.89	$37.78	$38.32	$34.56	$35.12
Income From Investment Operations:
Net Investment Income	0.09	0.27 (a)	0.24 (a)	0.19 (a)	0.13	0.24 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	8.08	12.20	11.09	(0.59)	3.79	0.45
Total From Investment Operations	8.17	12.47	11.33	(0.40)	3.92	0.69
Less Distributions:
From Net Investment Income	(0.22)	(0.28)	(0.22)	(0.14)	(0.16)	(0.26)
From Capital Gains	(2.60)	(1.50)	0.00	0.00	0.00	(0.99)
Total Distributions	(2.82)	(1.78)	(0.22)	(0.14)	(0.16)	(1.25)
Redemption Fees	0.00	0.00	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$64.93	$59.58	$48.89	$37.78	$38.32	$34.56
Total Return	13.93%	26.41%	30.11%	-1.07%	11.37%	3.22%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$128.4	$93.8	$36.1	$24.7	$9.0	$8.2
Ratio of Expenses to Average Net Assets	1.22%†	1.23%	1.30%	1.45%	1.42%	1.44%
Ratio of Net Investment Income to Average Net Assets	0.36%†	0.49%	0.54%	0.44%	0.34%	0.88%
Portfolio Turnover Rate	4%	19%	27%	18%	24%	62%

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

oakmark.com 65

Oakmark Select Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Six Months Ended March 31, 2014	Year Ended September 30
	(Unaudited)	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$37.74	$32.33	$25.50	$25.64	$22.68	$20.34
Income From Investment Operations:
Net Investment Income	0.01	0.04	0.04	0.04 (a)	0.06 (a)	0.11 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	6.42	8.40	6.85	(0.12)	2.97	2.48
Total From Investment Operations	6.43	8.44	6.89	(0.08)	3.03	2.59
Less Distributions:
From Net Investment Income	(0.04)	(0.03)	(0.06)	(0.06)	(0.07)	(0.25)
From Capital Gains	(2.13)	(3.00)	0.00	0.00	0.00	0.00
Total Distributions	(2.17)	(3.03)	(0.06)	(0.06)	(0.07)	(0.25)
Redemption Fees	0.00	0.00	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$42.00	$37.74	$32.33	$25.50	$25.64	$22.68
Total Return	17.46%	28.40%	27.05%	-0.34%	13.39%	13.30%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$4,812.4	$3,944.6	$3,029.5	$2,266.7	$2,407.8	$2,265.3
Ratio of Expenses to Average Net Assets	0.98%†	1.01%	1.05%	1.07%	1.08%	1.19%
Ratio of Net Investment Income to Average Net Assets	0.03%†	0.11%	0.11%	0.15%	0.22%	0.66%
Portfolio Turnover Rate	19%	24%	32%	16%	25%	34%

Financial Highlights–Class II

For a share outstanding throughout each period

	Six Months Ended March 31, 2014	Year Ended September 30
	(Unaudited)	2013	2012		2011		2010		2009
Net Asset Value, Beginning of Period	$37.50	$32.21	$25.43		$25.59		$22.70		$20.29
Income From Investment Operations:
Net Investment Income (Loss)	(0.06)	(0.11)	(0.06	)(a)	(0.05	)(a)	(0.02	)(a)	0.12 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	6.38	8.40	6.84		(0.11)		2.97		2.49
Total From Investment Operations	6.32	8.29	6.78		(0.16)		2.95		2.61
Less Distributions:
From Net Investment Income	0.00	0.00	0.00		0.00		(0.06)		(0.20)
From Capital Gains	(2.13)	(3.00)	0.00		0.00		0.00		0.00
Total Distributions	(2.13)	(3.00)	0.00		0.00		(0.06)		(0.20)
Redemption Fees	0.00	0.00	0.00	(b)	0.00	(b)	0.00	(b)	0.00 (b)
Net Asset Value, End of Period	$41.69	$37.50	$32.21		$25.43		$25.59		$22.70
Total Return	17.26%	27.99%	26.66%		-0.63%		12.99%		13.34%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$17.3	$15.0	$11.8		$8.0		$8.3		$8.1
Ratio of Expenses to Average Net Assets	1.28%†	1.33%	1.36%		1.38%		1.39%		1.28%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.27)%†	(0.21)%	(0.21)%		(0.16)%		(0.08)%		0.72%
Portfolio Turnover Rate	19%	24%	32%		16%		25%		34%

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

66 THE OAKMARK FUNDS

Oakmark Equity and Income Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Six Months Ended March 31, 2014	Year Ended September 30
	(Unaudited)	2013		2012	2011	2010	2009
Net Asset Value, Beginning of Period	$33.06	$29.09		$25.62	$26.03	$24.72	$25.57
Income From Investment Operations:
Net Investment Income	0.10	0.28		0.25	0.26	0.27 (a)	0.35	(a)
Net Gain (Loss) on Investments (both realized and unrealized)	2.79	4.68		4.07	(0.45)	1.33	(0.24)
Total From Investment Operations	2.89	4.96		4.32	(0.19)	1.60	0.11
Less Distributions:
From Net Investment Income	(0.17)	(0.27)		(0.38)	(0.22)	(0.29)	(0.39)
From Capital Gains	(2.55)	(0.72)		(0.47)	0.00	0.00	(0.57)
Total Distributions	(2.72)	(0.99)		(0.85)	(0.22)	(0.29)	(0.96)
Net Asset Value, End of Period	$33.23	$33.06		$29.09	$25.62	$26.03	$24.72
Total Return	9.01%	17.63%		17.19%	-0.77%	6.52%	1.02%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$19,390.3	$18,222.5		$17,889.0	$16,441.0	$16,993.7	$14,418.4
Ratio of Expenses to Average Net Assets	0.76%†	0.77%		0.78%	0.77%	0.79%	0.85%
Ratio of Net Investment Income to Average Net Assets	0.60%†	0.89%		0.84%	0.93%	1.04%	1.59%
Portfolio Turnover Rate	9%	25	%(b)	29%	47%	91%	78	%(b)

Financial Highlights–Class II

For a share outstanding throughout each period

	Six Months Ended March 31, 2014	Year Ended September 30
	(Unaudited)	2013		2012	2011	2010	2009
Net Asset Value, Beginning of Period	$32.83	$28.90		$25.45	$25.85	$24.57	$25.40
Income From Investment Operations:
Net Investment Income	0.05	0.17		0.15	0.17	0.18	0.28	(a)
Net Gain (Loss) on Investments (both realized and unrealized)	2.76	4.66		4.05	(0.43)	1.33	(0.24)
Total From Investment Operations	2.81	4.83		4.20	(0.26)	1.51	0.04
Less Distributions:
From Net Investment Income	(0.05)	(0.18)		(0.28)	(0.14)	(0.23)	(0.30)
From Capital Gains	(2.55)	(0.72)		(0.47)	0.00	0.00	(0.57)
Total Distributions	(2.60)	(0.90)		(0.75)	(0.14)	(0.23)	(0.87)
Net Asset Value, End of Period	$33.04	$32.83		$28.90	$25.45	$25.85	$24.57
Total Return	8.82%	17.23%		16.82%	-1.04%	6.17%	0.70%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$1,206.0	$1,211.4		$1,288.0	$1,212.2	$1,270.1	$1,110.4
Ratio of Expenses to Average Net Assets	1.07%†	1.10%		1.09%	1.09%	1.12%	1.18%
Ratio of Net Investment Income to Average Net Assets	0.28%†	0.56%		0.53%	0.61%	0.71%	1.26%
Portfolio Turnover Rate	9%	25	%(b)	29%	47%	91%	78	%(b)

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  The ratio excludes in-kind transactions.

oakmark.com 67

Oakmark Global Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Six Months Ended March 31, 2014		Year Ended September 30
	(Unaudited)		2013		2012	2011		2010	2009
Net Asset Value, Beginning of Period	$29.70		$21.63		$18.81	$20.39		$18.94	$19.43
Income From Investment Operations:
Net Investment Income	0.00	(a)(b)	0.21		0.20	0.16	(a)	0.10	0.11
Net Gain (Loss) on Investments (both realized and unrealized)	2.26		8.23		2.62	(1.65)		1.49	0.13
Total From Investment Operations	2.26		8.44		2.82	(1.49)		1.59	0.24
Less Distributions:
From Net Investment Income	(0.75)		(0.37)		0.00	(0.09)		(0.14)	(0.70)
From Capital Gains	(0.55)		0.00		0.00	0.00		0.00	(0.03)
Total Distributions	(1.30)		(0.37)		0.00	(0.09)		(0.14)	(0.73)
Redemption Fees	0.00		0.00	(b)	0.00 (b)	0.00	(b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$30.66		$29.70		$21.63	$18.81		$20.39	$18.94
Total Return	7.83%		39.55%		14.99%	-7.38%		8.43%	2.65%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$3,358.3		$2,880.4		$2,062.8	$1,816.9		$2,031.8	$1,675.9
Ratio of Expenses to Average Net Assets	1.12	%†	1.13%		1.16%	1.16%		1.15%	1.23%
Ratio of Net Investment Income to Average Net Assets	0.01	%†	0.75%		0.91%	0.70%		0.53%	0.76%
Portfolio Turnover Rate	17%		45	%(c)	26%	29	%(c)	37%	32%

Financial Highlights–Class II

For a share outstanding throughout each period

	Six Months Ended March 31, 2014		Year Ended September 30
	(Unaudited)		2013		2012	2011		2010	2009
Net Asset Value, Beginning of Period	$28.98		$21.11		$18.42	$19.97		$18.58	$19.01
Income From Investment Operations:
Net Investment Income (Loss)	(0.05	)(a)	0.03		0.11 (a)	0.06	(a)	0.00 (b)	0.07 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	2.21		8.14		2.58	(1.61)		1.48	0.14
Total From Investment Operations	2.16		8.17		2.69	(1.55)		1.48	0.21
Less Distributions:
From Net Investment Income	(0.66)		(0.30)		0.00	0.00	(b)	(0.09)	(0.61)
From Capital Gains	(0.55)		0.00		0.00	0.00		0.00	(0.03)
Total Distributions	(1.21)		(0.30)		0.00	0.00	(b)	(0.09)	(0.64)
Redemption Fees	0.00		0.00	(b)	0.00 (b)	0.00	(b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$29.93		$28.98		$21.11	$18.42		$19.97	$18.58
Total Return	7.64%		39.11%		14.60%	-7.75%		8.02%	2.43%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$43.0		$38.9		$33.1	$36.6		$50.5	$54.4
Ratio of Expenses to Average Net Assets	1.44	%†	1.48%		1.50%	1.55%		1.54%	1.54%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.31	)%†	0.40%		0.55%	0.27%		0.09%	0.46%
Portfolio Turnover Rate	17%		45	%(c)	26%	29	%(c)	37%	32%

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

(c)  The ratio excludes in-kind transactions.

68 THE OAKMARK FUNDS

Oakmark Global Select Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Six Months Ended March 31, 2014	Year Ended September 30
	(Unaudited)	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$15.71	$11.65	$9.96	$10.15	$9.54	$8.23
Income From Investment Operations:
Net Investment Income	0.00 (a)	0.14	0.09	0.02	0.04	0.06
Net Gain (Loss) on Investments (both realized and unrealized)	1.46	4.18	1.60	(0.19)	0.61	1.60
Total From Investment Operations	1.46	4.32	1.69	(0.17)	0.65	1.66
Less Distributions:
From Net Investment Income	(0.14)	(0.16)	0.00	(0.02)	(0.04)	(0.35)
From Capital Gains	(0.27)	(0.10)	0.00	0.00	0.00	0.00
Total Distributions	(0.41)	(0.26)	0.00	(0.02)	(0.04)	(0.35)
Redemption Fees	0.00	0.00	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)
Net Asset Value, End of Period	$16.76	$15.71	$11.65	$9.96	$10.15	$9.54
Total Return	9.37%	37.69%	16.97%	-1.65%	6.81%	22.24%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$1,765.5	$1,159.8	$555.8	$422.0	$329.9	$266.2
Ratio of Expenses to Average Net Assets	1.13%†	1.15%	1.23%	1.24%	1.29%	1.43%
Ratio of Net Investment Income to Average Net Assets	0.14%†	1.01%	0.72%	0.33%	0.40%	0.88%
Portfolio Turnover Rate	6%	36%	36%	49%	50%	41%

†  Data has been annualized.

(a)  Amount rounds to less than $0.01 per share.

oakmark.com 69

Oakmark International Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Six Months Ended March 31, 2014		Year Ended September 30
	(Unaudited)		2013		2012	2011	2010	2009
Net Asset Value, Beginning of Period	$25.89		$18.79		$16.13	$18.18	$16.25	$15.71
Income From Investment Operations:
Net Investment Income	0.10	(a)	0.28		0.34 (a)	0.31 (a)	0.20 (a)	0.16 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	1.27		7.26		2.45	(2.20)	1.85	1.87
Total From Investment Operations	1.37		7.54		2.79	(1.89)	2.05	2.03
Less Distributions:
From Net Investment Income	(0.44)		(0.44)		(0.13)	(0.16)	(0.12)	(1.39)
From Capital Gains	(0.29)		0.00		0.00	0.00	0.00	(0.10)
Total Distributions	(0.73)		(0.44)		(0.13)	(0.16)	(0.12)	(1.49)
Redemption Fees	0.00		0.00		0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$26.53		$25.89		$18.79	$16.13	$18.18	$16.25
Total Return	5.40%		40.79%		17.40%	-10.54%	12.67%	17.71%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$30,648.2		$23,886.0		$8,993.6	$6,920.8	$5,707.4	$4,045.4
Ratio of Expenses to Average Net Assets	0.96	%†	0.98%		1.06%	1.06%	1.08%	1.17%
Ratio of Net Investment Income to Average Net Assets	0.79	%†	1.58%		1.90%	1.63%	1.21%	1.32%
Portfolio Turnover Rate	18	%(c)	37	%(c)	38%	45%	51%	53%

Financial Highlights–Class II

For a share outstanding throughout each period

	Six Months Ended March 31, 2014		Year Ended September 30
	(Unaudited)		2013		2012	2011	2010	2009
Net Asset Value, Beginning of Period	$25.98		$18.86		$16.18	$18.25	$16.38	$15.55
Income From Investment Operations:
Net Investment Income	0.06	(a)	0.27	(a)	0.27	0.24 (a)	0.14 (a)	0.14 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	1.26		7.23		2.47	(2.20)	1.86	1.96
Total From Investment Operations	1.32		7.50		2.74	(1.96)	2.00	2.10
Less Distributions:
From Net Investment Income	(0.36)		(0.38)		(0.06)	(0.11)	(0.13)	(1.17)
From Capital Gains	(0.29)		0.00		0.00	0.00	0.00	(0.10)
Total Distributions	(0.65)		(0.38)		(0.06)	(0.11)	(0.13)	(1.27)
Redemption Fees	0.00		0.00		0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$26.65		$25.98		$18.86	$16.18	$18.25	$16.38
Total Return	5.20%		40.31%		16.99%	-10.85%	12.26%	17.70%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$528.0		$386.9		$241.4	$204.0	$146.0	$107.8
Ratio of Expenses to Average Net Assets	1.31	%†	1.34%		1.39%	1.45%	1.45%	1.32%
Ratio of Net Investment Income to Average Net Assets	0.45	%†	1.20%		1.55%	1.26%	0.83%	1.15%
Portfolio Turnover Rate	18	%(c)	37	%(c)	38%	45%	51%	53%

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

(c)  The ratio excludes in-kind transactions.

70 THE OAKMARK FUNDS

Oakmark International Small Cap Fund

Financial Highlights–Class I

For a share outstanding throughout each period

	Six Months Ended March 31, 2014		Year Ended September 30
	(Unaudited)		2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$17.29		$13.06	$11.56	$13.02	$11.51	$11.36
Income From Investment Operations:
Net Investment Income	0.06	(a)	0.18	0.20	0.15 (a)	0.12 (a)	0.15 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	0.87		4.26	1.32	(1.53)	1.55	1.06
Total From Investment Operations	0.93		4.44	1.52	(1.38)	1.67	1.21
Less Distributions:
From Net Investment Income	(0.55)		(0.21)	(0.02)	(0.08)	(0.16)	(0.93)
From Capital Gains	0.00		0.00	0.00 (b)	0.00	0.00	(0.13)
Total Distributions	(0.55)		(0.21)	(0.02)	(0.08)	(0.16)	(1.06)
Redemption Fees	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$17.67		$17.29	$13.06	$11.56	$13.02	$11.51
Total Return	5.57%		34.42%	13.15%	-10.72%	14.70%	16.28%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$2,865.4		$2,254.1	$1,525.8	$1,328.4	$1,217.2	$768.0
Ratio of Expenses to Average Net Assets	1.32	%†	1.35%	1.41%	1.38%	1.38%	1.54%
Ratio of Net Investment Income to Average Net Assets	0.70	%†	1.23%	1.54%	1.10%	1.02%	1.77%
Portfolio Turnover Rate	18%		50%	33%	46%	54%	46%

Financial Highlights–Class II

For a share outstanding throughout each period

	Six Months Ended March 31, 2014		Year Ended September 30
	(Unaudited)		2013	2012		2011	2010	2009
Net Asset Value, Beginning of Period	$17.17		$12.98	$11.50		$12.97	$11.50	$11.33
Income From Investment Operations:
Net Investment Income	0.03	(a)	0.13 (a)	0.17	(a)	0.12 (a)	0.09 (a)	0.14 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	0.87		4.24	1.31		(1.55)	1.54	1.06
Total From Investment Operations	0.90		4.37	1.48		(1.43)	1.63	1.20
Less Distributions:
From Net Investment Income	(0.51)		(0.18)	0.00		(0.04)	(0.16)	(0.90)
From Capital Gains	0.00		0.00	0.00	(b)	0.00	0.00	(0.13)
Total Distributions	(0.51)		(0.18)	0.00	(b)	(0.04)	(0.16)	(1.03)
Redemption Fees	0.00	(b)	0.00 (b)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$17.56		$17.17	$12.98		$11.50	$12.97	$11.50
Total Return	5.38%		34.04%	12.90%		-11.09%	14.30%	16.08%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$3.5		$3.5	$2.6		$1.9	$1.4	$0.8
Ratio of Expenses to Average Net Assets	1.59	%†	1.64%	1.69%		1.72%	1.72%	1.71%
Ratio of Net Investment Income to Average Net Assets	0.33	%†	0.90%	1.34%		0.85%	0.74%	1.66%
Portfolio Turnover Rate	18%		50%	33%		46%	54%	46%

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

oakmark.com 71

The Oakmark Funds Disclosure Regarding The Board of Trustees' October 2013 Approval of Investment Advisory Contracts As Approved April 16, 2014

Each year, the Board of Trustees of the Oakmark Funds (the "Board"), including a majority of the independent Trustees, is required by the Investment Company Act of 1940 (the "1940 Act") to determine whether to continue each Fund's investment advisory agreement (each an "Agreement") with the Fund's investment adviser (the "Adviser"). The Board requests and receives from the Adviser a broad range of materials and information that are relevant to the Trustees' consideration of the Agreements, both throughout the year and especially in connection with its annual review of the Agreements. In addition, the Board retains an independent data provider to provide performance and expense information for each Fund and for comparable funds.

The Board's committee on contracts (the "Committee") leads the Board in its evaluation of the Agreements. The Committee is comprised entirely of trustees who are not "interested persons" of the Funds as defined in the 1940 Act ("Independent Trustees"), and more than 75% of the Board is comprised of Independent Trustees. During the last year, the Committee and the Board met numerous times to consider the Agreements. At each of those meetings, the Committee and the Board were advised by, and met in executive session with, their experienced independent legal counsel.

In connection with their consideration of each Agreement, the Committee and the Board considered, among other things: (i) the nature, quality and extent of the Adviser's services, (ii) the investment performance of each Fund, as well as performance information for comparable funds, (iii) the fees and other expenses paid by each Fund, as well as fee and expense information for comparable funds and separate accounts managed by the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with each Fund, (v) whether economies of scale may be realized as the Funds grow and whether fee levels share with Fund investors economies of scale and (vi) other benefits to the Adviser from its relationship with each Fund.

At a meeting held on October 16, 2013, the Board, including all of the Independent Trustees, upon recommendation of the Committee, determined that the continuation of the Agreement for each Fund was in the best interest of the Fund and its shareholders, and approved the continuation of the Agreements through October 31, 2014. Below is a summary of the principal information considered by the Board as well as the Board's conclusions regarding various factors. In their deliberations, the Independent Trustees did not identify any single factor that was paramount or determinative, and each Independent Trustee may have weighed the information differently.

1.  Nature, Extent and Quality of Services

The Board's consideration of the nature, extent and quality of the Adviser's services to the Funds took into account the knowledge the Board gained during meetings with the Adviser throughout the year. In addition, the Board considered: the Adviser's long-term history of care and conscientiousness in the management of the Funds; the consistency of its investment approach; the background and experience of the Adviser's investment personnel responsible for managing the Funds; the Adviser's performance as administrator of the Funds; the Adviser's comprehensive compliance program; and the favorable recognition of the Adviser and the Funds in the media and in industry publications. The Board also reviewed the Adviser's resources and key personnel involved in providing investment management services to the Funds, including the time that investment personnel devoted to each Fund and the investment results produced as a result of the Adviser's in-house research. The Board also noted the significant personal investments that the Adviser's personnel have made in the Funds, which serve to further align the interests of the Adviser and its personnel with those of the Funds' shareholders. The Board concluded that the nature, extent and quality of the services provided by the Adviser to each Fund were appropriate and consistent with the Fund's Agreement and that each Fund was likely to continue to benefit from services provided under its Agreement with the Adviser.

2.  Investment Performance of the Funds

The Board considered each Fund's investment performance over various time periods, including how the Fund performed compared to the performance of a group of comparable funds (the Fund's "Performance Universe") selected by Lipper, Inc. ("Lipper"). Among the performance periods considered by the Board were those ended on April 30, 2013. Where available, the Board considered one-, three-, five- and ten-year performance.

Further detail considered by the Board regarding the investment performance of each Fund is set forth below:

Oakmark Fund. The Board considered that the Fund outperformed the annualized returns of its Universe Median during all periods presented.

Oakmark Select Fund. The Board considered that the Fund outperformed the annualized returns of its Universe Median during the three-, five- and ten-year periods, but underperformed the annualized returns of its Universe Median for the one-year period.

Oakmark Equity and Income Fund. Noting that its focus continues to be on longer-term performance, the Board considered that the Fund outperformed the annualized returns of its Universe Median during the ten-year period, although it underperformed the Universe Median during the one-, three-, and five-year periods. The Board also took into account the Adviser's assertion that the Fund's more conservative equity and bond positioning relative to its benchmark index muted performance over the past 24 months.

Oakmark Global Fund. The Board considered that the Fund outperformed the annualized returns of its Universe Median during all periods presented.

Oakmark Global Select Fund. Noting that the Fund commenced operations in October 2006, the Board considered that the Fund outperformed the annualized returns of its Universe Median during all periods presented.

72 THE OAKMARK FUNDS

Oakmark International Fund. The Board considered that the Fund outperformed the annualized returns of its Universe Median during all periods presented.

Oakmark International Small Cap Fund. Noting that its focus continues to be on longer-term performance, the Board considered that the Fund outperformed the annualized returns of its Universe Median during the five- and ten-year periods, though it underperformed the Universe Median during the one- and three-year periods.

In addition to comparing each Fund's performance to that of its Performance Universe, the Board also considered each Fund's performance compared to that of its benchmark and other comparative data provided by Lipper, including each Fund's total return and performance relative to risk. After considering all of this information, the Board concluded that the Adviser was delivering performance for each Fund that was consistent with the long-term investment strategies being pursued by the Fund, and that the Fund and its shareholders were benefiting from the Adviser's investment management of the Fund

3.  Costs of Services Provided and Profits Realized by the Adviser

Using information provided by Lipper, the Board evaluated each Fund's advisory fee compared to the advisory fee for other mutual funds comparable in size, character and investment strategy (the "Expense Group"), and each Fund's expense ratio compared to that of the Expense Group.

The Board also reviewed the Adviser's advisory fees for comparable institutional separate account clients and subadvised funds (for which the Adviser provides portfolio management services only). The Board noted the Adviser's explanation that, although in most instances, the fees paid by those other clients were lower than the fees paid by the Funds, the differences reflected the Adviser's significantly greater level of responsibilities and broader scope of services regarding the Funds, and the more extensive regulatory obligations and risks associated with managing the Funds.

The Board also considered the Adviser's costs in serving as the Fund's investment adviser and manager, including costs associated with technology, infrastructure and compliance necessary to manage the Funds. The Board reviewed the Adviser's methodology for allocating costs among the Adviser's lines of business and among the Funds. The Board also considered information regarding the structure of the Adviser's compensation program for portfolio managers, analysts and certain other employees and the relationship of such compensation to the Adviser's ability to attract and retain quality personnel. Finally, the Board considered the Adviser's profitability analysis, as well as an Investment Management Industry Profitability Analysis prepared by Lipper. The Board examined the pre-tax profits realized by the Adviser and its affiliates from their relationship with each Fund, as presented in the profitability analyses, as well as the financial condition of the Adviser.

Further detail considered by the Board regarding the management fee rate and expense ratio of each Fund is set forth below:

Oakmark Fund. The Board considered that the Fund's management fee rate and total expense ratio are higher than the respective medians of the Fund's Expense Group. The Board, in its consideration of expenses, took into account its review of the Fund's performance. The Board also noted that, in response to Board negotiations with the Adviser, the Adviser agreed to an additional breakpoint for the Oakmark Fund to reduce the Adviser's fees on assets over $12.5 billion to 0.62% of such assets.

Oakmark Select Fund and Oakmark International Small Cap Fund. The Board considered that each Fund's management fee rate and total expense ratio are higher than the respective medians of the Fund's Expense Group. The Board, in its consideration of expenses, also took into account its review of each Fund's performance.

Oakmark Equity and Income Fund, Oakmark Global Fund and Oakmark Global Select Fund. The Board considered that each Fund's management fee rate is higher than the median of the Fund's Expense Group. The Board noted, however, that each Fund's total expense ratio, which reflects the total fees paid by an investor, is lower than the median of each Fund's Expense Group.

Oakmark International Fund. The Board considered that the Fund's management fee is equal to the median of the Fund's Expense Group and the total expense ratio, which reflects the total fees paid by an investor, is lower than the median of the Fund's Expense Group. The Board also noted that, in response to Board negotiations with the Adviser, the Adviser agreed to an additional breakpoint for the Oakmark International Fund to reduce the Adviser's fees on assets over $23 billion to 0.795% of such assets.

After its review of all the matters addressed, including those outlined above, the Board concluded that the management fees paid by each Fund to the Adviser were reasonable in light of the services provided, and that the profitability of the Adviser's relationship with the Funds appeared to be reasonable in relation to the services performed.

4.  Economies of Scale and Fee Levels Reflecting Those Economies

The Board considered whether each Fund's management fee structure provides for a sharing with shareholders of potential economies of scale that may be realized by the Adviser. The Board reviewed each Agreement, which includes breakpoints that decrease the management fee rate as a Fund's assets increase. The Board also considered that it and the Adviser had agreed to additional breakpoints in the Agreements for Oakmark Fund and Oakmark International Fund. The Board concluded that the breakpoints in the fee schedule for each Fund allow shareholders to benefit from potential economies of scale that may be achieved by the Adviser.

oakmark.com 73

5.  Other Benefits Derived from the Relationship with the Funds

The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. The Board noted that an affiliate of the Adviser serves as the Funds' distributor, without compensation, pursuant to a written agreement the Board evaluates annually.

The Board also considered the Adviser's use of a portion of the commissions paid by the Funds on their portfolio brokerage transactions to obtain research products and services benefiting the Funds and/or other clients of the Adviser and considered the Adviser's assertion that its use of "soft" commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Agreements, the Board, including all of the Independent Trustees, concluded that approval of the continuation of each Agreement was in the best interests of the Fund and its shareholders. On October 16, 2013, the Board continued each Agreement.

74 THE OAKMARK FUNDS

Disclosures and Endnotes

Reporting to Shareholders. The Funds reduce the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Funds at 1-800-OAKMARK to request individual copies of these documents. The Funds will begin sending individual copies thirty days after receiving your request.

Before investing in any Oakmark Fund, you should carefully consider the Fund's investment objectives, risks, management fees and other expenses. This and other important information is contained in the Funds' prospectus and a Fund's summary prospectus. Please read the prospectus and summary prospectus carefully before investing. For more information, please visit oakmark.com or call 1-800-OAKMARK (625-6275).

The discussion of the Funds' investments and investment strategy (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the Funds' investments and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this report, and are subject to change without notice.

Endnotes:

1.  Ben Baris, Institutional Investor December 2013 / January 2014. "Transaction Cost Analysis, Shaving Pennies Amid the Boom". The Transaction Cost Analysis survey conducted by Elkins/McSherry compared investment firms' trading costs relative to the volume-weighted average price, based on a universe of approximately 1,400 managers.

2.  The S&P 500 Total Return Index is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. All returns reflect reinvested dividends and capital gains distributions. This index is unmanaged and investors cannot invest directly in this index.

3.  Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

4.  The Dow Jones Industrial Average is an index that includes only 30 U.S. blue-chip companies. This index is unmanaged and investors cannot invest directly in this index.

5.  The Lipper Large Cap Value Funds Index is an equally-weighted index of the largest 30 funds within the large cap value funds investment objective as defined by Lipper Inc. The index is adjusted for the reinvestment of capital gains and income dividends. This index is unmanaged and investors cannot invest directly in this index.

6.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

7.  The Lipper Multi-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Value Funds category. This index is unmanaged and investors cannot invest directly in this index.

8.  EPS refers to Earnings Per Share and is calculated by dividing total earnings by the number of shares outstanding.

9.  The Lipper Balanced Funds Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

10.  The Barclays U.S. Government / Credit Index is a benchmark index made up of the Barclays U.S. Government and U.S. Corporate Bond indices, including U.S. government Treasury and agency securities as well as corporate and Yankee bonds. This index is unmanaged and investors cannot invest directly in this index.

11.  The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

12.  The Lipper Global Funds Index measures the performance of the 30 largest mutual funds that invest in securities throughout the world. This index is unmanaged and investors cannot invest directly in this index.

13.  The MSCI World ex U.S. Index (Net) is a free float-adjusted market capitalization index that is designed to measure international developed market equity performance, excluding the U.S. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

14.  The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the US & Canada. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

15.  The Lipper International Funds Index reflects the net asset value weighted total return of the 30 largest international equity funds. This index is unmanaged and investors cannot invest directly in this index.

16.  The MSCI World ex U.S. Small Cap Index (Net) is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance, excluding the U.S. The MSCI Small Cap Indices target 40% of the eligible Small Cap universe within each industry group, within each country. MSCI defines the Small Cap universe as all listed securities that have a market capitalization in the range of USD200-1,500 million. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

17.  The Lipper International Small Cap Funds Index measures the performance of the 10 largest international small-cap funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

OAKMARK, OAKMARK FUNDS, OAKMARK INTERNATIONAL, and OAKMARK and tree design are trademarks owned or registered by Harris Associates L.P. in the U.S. and/or other countries.

oakmark.com 75

The Oakmark Funds

Trustees and Officers

Trustees

Allan J. Reich—Chairman

Michael J. Friduss

Thomas H. Hayden

Christine M. Maki

Laurence C. Morse, Ph. D.

Steven S. Rogers

Kristi L. Rowsell

Burton W. Ruder

Peter S. Voss

Officers

Kristi L. Rowsell—President and Principal Executive Officer

Robert M. Levy—Executive Vice President

Judson H. Brooks—Vice President

Anthony P. Coniaris—Vice President

Richard J. Gorman—Vice President, Chief Compliance
Officer, Anti-Money Laundering Officer and Assistant Secretary

Kevin G. Grant—Vice President

Thomas E. Herman—Principal Financial Officer

David G. Herro—Vice President

M. Colin Hudson—Vice President

John J. Kane—Treasurer

Matthew A. Logan—Vice President

Michael L. Manelli—Vice President

Clyde S. McGregor—Vice President

Thomas W. Murray—Vice President

Michael J. Neary—Vice President

William C. Nygren—Vice President

Vineeta D. Raketich—Vice President

Janet L. Reali—Vice President, Secretary and Chief Legal Officer

Robert A. Taylor—Vice President

Andrew J. Tedeschi—Assistant Treasurer

Edward J. Wojciechowski—Vice President

Randall T. Zipfel—Vice President

Other Information

Investment Adviser

Harris Associates L.P.
Two North LaSalle Street
Chicago, Illinois 60602-3790

Transfer Agent

Boston Financial Data Services, Inc.
Quincy, Massachusetts

Legal Counsel

K&L Gates LLP
Chicago, Illinois

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Chicago, Illinois

Contact Us

Please call 1-800-OAKMARK
(1-800-625-6275)
or 617-483-8327

Website

oakmark.com

To obtain a prospectus, an application or periodic reports, access our web site at oakmark.com, or call 1-800-OAKMARK (625-6275) or (617) 483-8327.

Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q's are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds' website at oakmark.com; and on the Securities and Exchange Commission's website at www.sec.gov.

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the twelve months ended the preceding June 30 will be available through a link on the Funds' website at oakmark.com and on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds; however, a shareholder of the Oakmark International Small Cap Fund may incur a 2% redemption fee on an exchange or redemption of Class I Shares and Class II Shares held for 90 days or less.

76 THE OAKMARK FUNDS

oakmark.com

OAKMARK FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK FUND FROM ITS
INCEPTION (04/05/01) TO PRESENT (03/31/14) AS COMPARED TO THE
STANDARD & POOR'S 500 INDEX (UNAUDITED)

Average Annual Total Returns
(as of 03/31/14)

(Unaudited)	1-year	5-year	10-year	Since Inception (04/05/01)
Oakmark Fund (Class II)	27.77%	25.09%	8.57%	7.99%
S&P 500 Index	21.86%	21.16%	7.42%	5.88%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 09/30/13 was 1.23%.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain the most recent month-end performance data, visit oakmark.com.

The S&P 500 Total Return Index is a broad market-weighted average of U.S. blue-chip companies. This index is unmanaged and investors cannot invest directly in this index.

Harris Associates Securities L.P., member FINRA, May 2014

OAKMARK SELECT FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK SELECT FUND FROM ITS
INCEPTION (12/31/99) TO PRESENT (03/31/14) AS COMPARED TO THE
STANDARD & POOR'S 500 INDEX (UNAUDITED)

Average Annual Total Returns
(as of 03/31/14)

(Unaudited)	1-year	5-year	10-year	Since Inception (12/31/99)
Oakmark Select Fund (Class II)	32.69%	26.43%	7.66%	9.80%
S&P 500 Index	21.86%	21.16%	7.42%	3.66%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 09/30/13 was 1.33%.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain the most recent month-end performance data, visit oakmark.com.

The S&P 500 Total Return Index is a broad market-weighted average of U.S. blue-chip companies. This index is unmanaged and investors cannot invest directly in this index.

Harris Associates Securities L.P., member FINRA, May 2014

OAKMARK EQUITY AND INCOME FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK EQUITY AND INCOME
FUND FROM ITS INCEPTION (07/12/00) TO PRESENT (03/31/14) AS COMPARED TO
THE LIPPER BALANCED FUND INDEX (UNAUDITED)

Average Annual Total Returns

(as of 03/31/14)

(Unaudited)	1-year	5-year	10-year	Since Inception (07/13/00)
Oakmark Equity & Income Fund (Class II)	18.69%	13.78%	7.76%	9.46%
Lipper Balanced Fund Index	12.44%	14.40%	6.13%	4.77%
S&P 500 Index	21.86%	21.16%	7.42%	3.64%
Barclays U.S. Govt./Credit Index	-0.26%	5.07%	4.41%	5.70%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 09/30/13 was 1.10%.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain the most recent month-end performance data, visit oakmark.com.

The Lipper Balanced Fund Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

Harris Associates Securities L.P., member FINRA, May 2014

OAKMARK GLOBAL FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK GLOBAL FUND
FROM ITS INCEPTION (10/10/01) TO PRESENT (03/31/14) AS COMPARED TO THE
MSCI WORLD INDEX (UNAUDITED)

Average Annual Total Returns
(as of 03/31/14)

(Unaudited)	1-year	5-year	10-year	Since Inception (10/10/01)
Oakmark Global Fund (Class II)	25.38%	21.74%	8.85%	12.26%
MSCI World Index	19.07%	18.28%	6.83%	6.63%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 09/30/13 was 1.48%.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain the most recent month-end performance data, visit oakmark.com.

The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

Harris Associates Securities L.P., member FINRA, May 2014

OAKMARK INTERNATIONAL FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK INTERNATIONAL FUND
FROM ITS INCEPTION (11/04/99) TO PRESENT (03/31/14) AS COMPARED TO THE
MSCI WORLD EX U.S. INDEX (UNAUDITED)

Average Annual Total Returns
(as of 03/31/14)

(Unaudited)	1-year	5-year	10-year	Since Inception (11/04/99)
Oakmark International Fund (Class II)	23.27%	23.31%	9.84%	9.57%
MSCI World ex U.S. Index	16.46%	15.88%	6.71%	4.10%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 09/30/13 was 1.34%.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain the most recent month-end performance data, visit oakmark.com.

The MSCI World ex U.S. Index (Net) is a free float-adjusted market capitalization index that is designed to measure international developed market equity performance, excluding the U.S. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

Harris Associates Securities L.P., member FINRA, May 2014

OAKMARK INTERNATIONAL
SMALL CAP FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK INTERNATIONAL SMALL CAP FUND FROM ITS INCEPTION (01/08/01) TO PRESENT (03/31/14) AS COMPARED TO THE MSCI WORLD EX U.S. SMALL CAP INDEX (UNAUDITED)

Average Annual Total Returns
(as of 03/31/14)

(Unaudited)	1-year	5-year	10-year	Since Inception (01/8/01)
Oakmark International Small Cap Fund (Class II)	22.84%	24.18%	9.76%	11.66%
MSCI World ex U.S. Small Cap Index	21.12%	21.51%	8.41%	9.58%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 09/30/13 was 1.64%.

The performance data quoted represents past performance. The above performance information does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain the most recent month-end performance data, visit oakmark.com.

The MSCI World ex U.S. Small Cap Index (Net) is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance, excluding the U.S. The MSCI Small Cap Indices target 40% of the eligible Small Cap universe within each industry group, within each country. MSCI defines the Small Cap universe as all listed securities that have a market capitalization in the range of USD200-1,500 million. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

Harris Associates Securities L.P., member FINRA, May 2014

Item 2. Code of Ethics.

Not required in this filing.

Item 3. Audit Committee Financial Expert.

Not required in this filing.

Item 4. Principal Accountant Fees and Services.

Not required in this filing.

Item 5. Audit Committee of Listed Registrants.

Not required in this filing.

Item 6. Investments.

(a) The Schedule of Investments in securities of unaffiliated issuers is included as part of the semi-annual report to shareholders filed under Item 1 of this Form.

(b) No disclosures are required by this Item 6(b).

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period covered by this report, no amendments were made to the procedures adopted in fiscal year 2007.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule

30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in this report is recorded, processed, summarized and reported within 90 days prior to the filing of this report, including ensuring that information required to be disclosed in this report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the time period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Not required in this filing.

	(2)

Certifications of Kristi L. Rowsell, Principal Executive Officer, and Thomas E. Herman, Principal Financial Officer, pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), attached hereto as Exhibits (a)(2)(i) and (a)(2)(ii).

	(3)	Not applicable.

(b)

Certifications of Kristi L. Rowsell, Principal Executive Officer and Thomas E. Herman, Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Harris Associates Investment Trust

By:	/s/ Kristi L. Rowsell
Kristi L. Rowsell
Principal Executive Officer
Date:	May 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kristi L. Rowsell
Kristi L. Rowsell
Principal Executive Officer
Date:	May 28, 2014

By:	/s/ Thomas E. Herman
Thomas E. Herman
Principal Financial Officer
Date:	May 28, 2014